                                                                   EXHIBIT 10.11

                              DUPLICATE ORIGINAL



                        SINGLE TENANT INDUSTRIAL LEASE
                        ------------------------------

                                Effective Date: December 4, 1995
                                (The date set forth below Landlord's signature.)


                                BASIC LEASE INFORMATION
                                -----------------------

Landlord:                       CATELLUS DEVELOPMENT CORPORATION, a
                                Delaware corporation

Landlord's Address
     For Notice:                1065 N, PacifiCenter Drive, Suite 200
                                Anaheim, CA 92806
                                Attn: Asset Management
                                Telephone: (714) 630-8100
                                Fax: (714) 237-7416

Landlord's Address
     For Payment of Rent:       File #53694
                                Los Angeles, CA 90074-3694

Tenant:                         MOHAWK INDUSTRIES, INC., a Georgia corporation

Tenant's Address                P.O. Box 2208
                                -----------------------------------
     For Notice:                Dalton, CA, 30722
                                -----------------------------------
                                Attn: JACK SHARPE
                                      -----------------------------
                                Telephone: 706-277-1100
                                           ------------------------
                                Fax: 706-277-1440
                                     ------------------------------

Project:                        16400 Trojan Way

Building:                       Approximately 220,000 rentable square feet as
                                shown in Exhibit A.
                                         ---------

Building Address:
     Street:                    16400 Trojan Way
     City and State:            La Mirada, CA 90638
     Lot:                       The tax parcel on which the Building is located.

Term:                           Sixty (60) months

Estimated Commencement
     Date:                      September 1, 1996

Base Rent Per Month:            Seventy Four Thousand Eight Hundred Dollars
                                ($74,800.00)

Security Deposit:               None

Broker:                         Lee & Associates

Lease Year:                     Shall refer to each three hundred sixty-five
                                (365) day period during the Term commencing on the Commencement Date and on each anniversary thereof.

Permitted Uses:                 Warehousing and distribution of carpet and no
                                other uses shall be permitted without the prior written consent of Landlord.

                                      (i)

EXHIBITS

         A   -    Building/Lot - Premises
         B   -    Work Letter
         B-I -    Space Plan
         C   -    Commencement Date Memorandum
         D   -    Insurance Certificate
         E   -    Prohibited Uses
         F   -    Correction Items
         G   -    Estoppel Certificate


         The Basic Lease Information set forth above and the Exhibits attached hereto are incorporated into and made a part of the following Lease. Each reference in this Lease to any of the Basic Lease Information shall mean the respective information above and shall be construed to incorporate all of the terms provided under the particular Lease paragraph pertaining to such information. In the event of any conflict between the Basic Lease Information and the provisions of the Lease, the latter shall control.




                LANDLORD (ILLEGIBLE) AND TENANT  (JV) AGREE.
                            ------               ------
                            initial              initial
X
                                     (ii)

                               Table of Contents
                               -----------------

                                                                    Page
1.    PREMISES......................................................   1
      1.1   Premises................................................   1
      1.2   Reserved Rights.........................................   1

2.    TERM..........................................................   1
      2.1   Lease Term and Commencement Date........................   1
      2.2   Possession..............................................   1

3.    RENT..........................................................   2
      3.1   Rent....................................................   2
      3.2   Late Charge and Interest................................   2
      3.3   Intentionally Omitted...................................   2

4.    UTILITIES.....................................................   2

5.    TAXES.........................................................   2
      5.1   Real Property Taxes.....................................   2
      5.2   Personal Property Taxes.................................   3

6.    TRIPLE NET LEASE..............................................   3

7.    INSURANCE.....................................................   3
      7.1   Landlord................................................   3
      7.2   Tenant..................................................   3
      7.3   General.................................................   4
      7.4   Indemnity...............................................   4
      7.5   Exemption of Landlord from Liability....................   5

8.    REPAIRS AND MAINTENANCE.......................................   5
      8.1   Landlord................................................   5
      8.2   Tenant..................................................   5
      8.3   Roof - Repair and Replacement...........................   6
      8.4   Condition of the Premises...............................   6

9.    ALTERATIONS...................................................   6
      9.1   Trade Fixtures; Alterations.............................   6
      9.2   Damage; Removal.........................................   6
      9.3   Liens...................................................   6

10.   USE...........................................................   7

11.   ENVIRONMENTAL MATTERS.........................................   7
      11.1  Hazardous Meterials.....................................   7
      11.2  Indemnification.........................................   7
      11.3  Landlord's Disclosure...................................   8
      11.4  Storage Tank Removal....................................   8

12.   DAMAGE AND DESTRUCTION........................................   8
      12.1  Casualty................................................   8
      12.2  Tenant's Fault..........................................   8
      12.3  Uninsured Casualty......................................   9
      12.4  Waiver..................................................   9

13.   EMINENT DOMAIN................................................   9
      13.1  Total Condemnation......................................   9
      13.2  Partial Condemnation....................................   9
      13.3  Award...................................................   9
      13.4  Temporary Condemnation..................................   9

                                     (iii)

14.   DEFAULT.......................................................   9
      14.1  Events of Defaults.....................................    9
      14.2  Remedies...............................................   10
      14.3  Cumulative.............................................   11

15.   ASSIGNMENT AND SUBLETTING....................................   11

16.   ESTOPPEL, ATTORNMENT AND SUBORDINATION.......................   11
      16.1  Estoppel...............................................   11
      16.2  Subordination..........................................   11
      16.3  Attornment.............................................   12

17.   MISCELLANEOUS................................................   12
      17.1  General................................................   12
      17.2  Signs..................................................   12
      17.3  Waiver.................................................   12
      17.4  Financial Statements...................................   13
      17.5  Limitation of Liability................................   13
      17.6  Notices................................................   13
      17.7  Brokerage Commission...................................   13
      17.8  Authorization..........................................   13
      17.9  Holding Over; Surrender................................   13
      17.10 Joint and Several......................................   13
      17.11 Covenants and Conditions...............................   13
      17.12 Addenda................................................   13

                                     (iv)

1.   PREMISES.

     1.1  Premises. Landlord hereby leases to Tenant the Building and that
          --------
portion of the Lot (or all thereof if the Building constitutes the material improvement thereon) upon which the same is situated (hereinafter collectively referred to as the "Premises") as shown on Exhibit A attached hereto.
                                           ---------

     1.2  Reserved Rights. Landlord reserves the right to enter the Premises
          ---------------
upon reasonable notice to Tenant (except in case of an emergency) and/or to undertake the following: inspect the Premises and/or the performance by Tenant of the terms and conditions hereof; grant easements on the Project, dedicate for public use portions thereof and record covenants, conditions and restrictions ("CC&R's") affecting the Project and/or amendments to existing CC&R's which do not unreasonably interfere with Tenant's use of the Premises; change the name of the Project; and, during the last nine (9) months of the Term, show the Premises to prospective tenants.

2.   TERM.
     ----

     2.1  Lease Term and Commencement Date. The Term of the Lease shall be for a
          --------------------------------
period of sixty (60) months, subject to extension in accordance with Section 20 below. The Term shall commence (the "Commencement Date") on the first day of the first full calendar month following the Possession Date (as defined in Section 2.2.2), except that if the Possession Date occurs on the first day of a month, that day shall also be the Commencement Date. Tenant shall execute and deliver to Landlord, upon request by Landlord, a Commencement Date Memorandum in the form attached hereto as Exhibit C acknowledging (i) the Commencement Date (and,
                        ---------
if requested, the Possession Date and Rent Commencement Date, as defined below),
(ii) the final square footage of the Premises, and (iii) Tenant's acceptance of the Premises.

     2.2  Possession.
          ----------

          2.2.1  Landlord's Possession. Tenant acknowledges that the Premises
                 ---------------------
are currently occupied by an existing tenant thereof and that Landlord's delivery of possession of the Premises is contingent upon such tenant vacating the Premises. Landlord presently anticipates that the current tenant will vacate the Premises and restore possession thereof to Landlord on or about September 1 1996 and Landlord shall use its commercially reasonable efforts to recover possession on such date or as soon as practicable thereafter. In the event that Landlord does not recover possession of the Premises on or before such date, as a result of the failure of the existing tenant to vacate the Premises on or before such date, Landlord shall not be subject to any liability therefor and such failure shall not affect the validity of this Lease or the obligations of either party hereunder, provided, however, that if the existing tenant fails to vacate the Premises on or before November 1, 1996 (subject to Force Majeure events), either Landlord or Tenant may, at its option, by written notice to the other party given within ten (10) days thereafter, terminate this Lease, in which event Landlord shall return to Tenant all funds paid in advance and the Parties shall be discharged from all further obligations hereunder. Notwithstanding anything set forth in this Section 2.2, Tenant shall not be obligated to pay Base Rent for its use and occupancy of the Premises until the Rent Commencement Date, as defined in Section 3.1.

          2.2.2  Tender of Possession to Tenant. Landlord shall tender
                 ------------------------------
possession of the Premises to Tenant as soon as practicable following the date on which Landlord receives possession thereof. Tenant's possession and use of the Premises from the date on which Landlord tenders possession thereof to Tenant (the "Possession Date") to the Commencement Date (the "Early Possession Period") shall be subject to all the provisions of this Lease. During the Early Possession Period, Tenant shall (i) arrange for and pay for all utilities delivered to the Premises (ii) arrange for, and maintain in effect, the insurance coverages required to be obtained by Tenant pursuant to Section 7.2 of this Lease, (iii) pay to Landlord as and when due, all sums payable to Landlord hereunder, including, without limitation. amounts payable for Real Property Taxes (as defined in Section 5) and insurance premiums, and (iv) perform all other obligations required by Tenant pursuant to this Lease.

          2.2.3  Tenant Improvements. Landlord shall arrange for the
                 -------------------
construction of certain Tenant improvements (as defined in the Work Letter attached hereto as Exhibit B) in accordance with and subject to the terms of the
                   ---------
Work Letter. Landlord shall commence the construction of the Tenant improvements and diligently pursue such construction to completion as soon as reasonably practicable following the Possession Date. Tenant's use of the Premises shall not unreasonably interfere with Landlord's contractor(s) or otherwise impede the completion of the Tenant Improvements. The construction of the Tenant improvements shall not delay the occurrence of the Commencement Date. Tenant has determined that the Premises are acceptable for Tenant's use and Tenant acknowledges that, except as set forth in the Work Letter, neither Landlord nor any broker or agent has made any representations or warranties in connection with the physical condition of the Premises or their fitness for Tenant's use upon which Tenant has relied directly or indirectly for any purpose.

          2.2.4  Substantial Completion. The Tenant improvements shall be
                 ----------------------
deemed to be "Substantially Complete" on the date on which Landlord files or causes to be filed with the City in which the Premises are located (if required) and

                                      1.

delivers to Tenant an architect's notice of substantial completion, or similar written notice that the Tenant Improvements are Substantially Complete. As used herein, the term "Substantially Complete" means that the Tenant Improvements have been constructed in substantial compliance with the applicable plans and specifications, except only minor "punchlist" items. Landlord shall promptly complete such punchlist items to the reasonable satisfaction of Tenant.

3.   RENT.
     ----

     3.1  Rent.
          ----

          3.1.1 Tenant's obligation to pay Base Rent shall commence on the first (1st) calendar day following the date on which the Tenant Improvements are Substantially Complete and possession of the Premises has been tendered to Tenant (the "Rent Commencement Date"). Tenant shall pay to Landlord, at Landlord's Address for Payment of Rent designated in the Basic Lease Information, or at such other address as Landlord may from time to time designate in writing to Tenant for the payment of Rent, the Base Rent, without notice, demand, offset or deduction, in advance, on the first day of each calendar month. Upon the execution of this Lease, Tenant shall pay to Landlord the first month's Base Rent. Base Rent for the period from the Rent Commencement Date to the first day of the next calendar month shall be prorated on a per diem basis. All sums other than Base Rent which Tenant is obligated to pay under this Lease shall be deemed to be additional rent due hereunder, whether or not such sums are designated "additional rent." The term "Rent" means the Base Rent and all additional rent payable hereunder.

          3.1.2 As set forth in the Basic Lease Information, the initial Base Rent shall be the sum of $74,800.00 per month which is calculated on the basis of $0.34 per square foot. Tenant acknowledges that the Premises contains approximately 220,000 rentable square feet of space. The parties acknowledge that such measurement is an estimate and that the Base Rent shall not be adjusted on the basis of a difference in the actual number of rentable square feet.

     3.2  Late Charge and Interest. The late payment of any Rent will cause
          ------------------------
Landlord to incur additional costs, including administration and collection costs and processing and accounting expenses and increased debt service ("Delinquency Costs"). If Landlord has not received any installment of Rent within ten (l0) days after such amount is due, Tenant shall pay a late charge of five percent (5%) of the delinquent amount, which is agreed to represent a reasonable estimate of the Delinquency Costs incurred by Landlord. In addition, all such delinquent amounts shall bear interest from the date such amount was due until paid in full at a rate per annum ("Applicable Interest Rate") equal to the lesser of (a) the maximum interest rate permitted by law or (b) five percent (5%) above the rate publicly announced by Bank of America, N.A. (or if Bank of America, N.A. ceases to exist, the largest bank then headquartered in the State of California ("Bank") as its "Reference Rate." If the use of the announced Reference Rate is discontinued by the Bank, then the term Reference Rate shall mean the announced rate charged by the Bank which is, from time to time, substituted for the Reference Rate. Landlord and Tenant recognize that the damage which Landlord shall suffer as a result of Tenant's failure to pay such amounts is difficult to ascertain and said late charge and interest are the best estimate of the damage which Landlord shall suffer in the event of late payment If a late charge becomes payable for any three (3) installments of Rent within any twelve (l2) month period, then the Rent shall automatically become due and payable quarterly in advance.

     3.3  Intentionally Omitted.
          ---------------------

4.   UTILITIES. Tenant shall make all arrangements for and shall pay all charges
     ---------
for heat, water, gas, electricity, telephone and any other utilities used on or provided to the Premises including, without limitation, paying any deposits and "hook up charges." Landlord shall not be liable to Tenant for interruption in or curtailment of any utility service, nor shall any such interruption or curtailment constitute constructive eviction or grounds for rental abatement. The cost of maintaining and repairing the plumbing, electrical distribution, and mechanical systems, and other utility installations shall be borne by the parties as provided in Section 8.

5.   TAXES.
     -----

     5.1  Real Property Taxes. Landlord shall pay to the proper taxing
          -------------------
authorities as the same become due all Real Property Taxes applicable to the Premises, subject to reimbursement by Tenant as provided below. The term "Real Property Taxes" shall be the sum of the following: all real property taxes, possessory-interest taxes, business or license taxes or fees, service payments in lieu of such taxes or fees, annual or periodic license or use fees, excises, transit and traffic charges, housing fund assessments, open space charges, child care fees, school, sewer and parking fees or any other assessments, levies, fees, executions or charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen (including fees "in-lieu" of any such tax or assessment) which are assessed, levied, charged, conferred or imposed by any public authority upon the Premises (or any real property comprising any portion thereof) or its operations, together with all taxes, assessments or other fees imposed by any public authority upon or measured by any Rent or other charges payable hereunder, including any gross receipts tax or excise tax levied by any governmental authority with respect to receipt of rental income, or upon, with respect to or by reason of the development, possession, leasing, operation, management, maintenance alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof, or documentary transfer taxes upon this transaction or

                                      2.

any document to which Tenant is a party creating or transferring an interest in the Premises, together with any tax imposed in substitution, partially or totally, of any tax previously included within the aforesaid definition or any additional tax the nature of which was previously included within the aforesaid definition, together with the costs and expenses (including attorneys and expert witness fees and costs) of challenging any of the foregoing or seeking the reduction in or abatement, redemption or return of any of the foregoing, but only to the extent of any such reduction, abatement, redemption or return. Nothing contained in this Lease shall require Tenant to pay any franchise, corporate, estate or inheritance tax of Landlord, or any income, profits or revenue tax or charge upon the net income of Landlord.

          5.1.1  Reimbursement By Tenant. Tenant shall pay to Landlord an
                 -----------------------
amount equal to the Real Property Taxes then due within fifteen (15) days after delivery to Tenant by Landlord of an invoice for the same, together with a copy of the corresponding tax bill. Landlord may, at Landlord's option, deliver statements from different taxing authorities at different times or deliver all such statements at one time; provided however, that Landlord shall not change the method of invoicing Tenant for Real Property Taxes more than one (1) time in each three (3) year period and, in each case, shall give Tenant thirty (30) days notice prior to any change in such method of invoicing Tenant. In addition, Landlord may elect to collect such Real Property Taxes from Tenant in advance, on a monthly or quarterly basis, based upon Landlord's reasonable estimate of such Real Property Taxes. If the amount of monthly or quarterly payments for estimated Real Property Taxes received by Landlord from Tenant is more or less than the actual Real Property Taxes due, an appropriate adjustment shall be made by Landlord and Tenant.

          5.1.2  Partial Years. Real Property Taxes for partial tax fiscal
                 -------------
years, if any, falling within the Term, shall be prorated. Tenant's obligations for Real Property Taxes for the last full or partial year of the Term shall survive the expiration or earlier termination of this Lease.

     5.2  Personal Property Taxes. Prior to delinquency, Tenant shall pay all
          -----------------------
taxes and assessments levied upon trade fixtures, alterations, additions, improvements, inventories and other personal property located and/or installed on the Premises by Tenant; and Tenant shall provide Landlord copies of receipts for payment of all such taxes and assessments. To the extent any such taxes are not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced by Landlord.

6.   TRIPLE NET LEASE. It is intended that this Lease be a "triple net lease."
     ----------------
and that the Rent to be paid hereunder by Tenant will be received by Landlord without any deduction or offset whatsoever by Tenant, foreseeable or unforeseeable. Except as expressly provided to the contrary in this Lease, Landlord shall not be required to make any expenditure, incur any obligation, or incur any liability of any kind whatsoever in connection with this Lease or the ownership, construction, maintenance, operation or repair of the Premises. Notwithstanding the foregoing. Tenant shall reimburse Landlord monthly, as additional rent, for all costs and fees reasonably incurred by Landlord in connection with the management of this Lease and the Premises including the cost of those services which are customarily performed by a property management services company.

7.   INSURANCE.
     ---------

     7.1  Landlord. Landlord shall maintain insurance insuring the Building
          --------
against fire and extended coverage (including, if Landlord elects, "all risk" coverage, earthquake/volcanic action, flood and/or surface water insurance) for the full replacement cost of the Building, with deductibles and the form and endorsements of such coverage as selected by Landlord, together with rental abatement insurance against loss of Rent in an amount equal to the amount of Rent for a period of at least twelve (12) months commencing on the date of loss. Landlord may also carry such other insurance as Landlord may deem prudent or advisable, including, without limitation, liability insurance in such amounts and on such terms as Landlord shall determine. Tenant shall pay to Landlord an amount equal to the premiums then due within fifteen (15) days after delivery to Tenant by Landlord of an invoice for any such premiums. Landlord may, at Landlord's option, elect to collect such premiums from Tenant in advance, on a monthly or quarterly basis, based upon Landlord's reasonable estimate of such premiums. If the amount of monthly or quarterly payments for estimated premiums received by Landlord from Tenant are more or less than the actual premiums due, an appropriate adjustment shall be made by Landlord and Tenant.

     7.2  Tenant. Tenant shall, at Tenant's expense, obtain and keep in force at
          ------
all times the following insurance:

          7.2.1  Commercial General Liability Insurance (Occurrence Form). A
                 -------------------------------------------------------
policy of commercial general liability insurance (occurrence form) having a combined single limit of not less than Two Million Dollars ($2,000.000) per occurrence and Two Million Dollars ($2,000,000) aggregate per location if Tenant has multiple locations, providing coverage for, among other things, blanket contractual liability, premises, products/completed operations and personal and advertising injury coverage, with deletion of (a) the exclusion for operations within fifty (50) feet of a railroad track (railroad protective liability), if applicable, and (b) the exclusion for explosion, collapse or underground hazard, if applicable, and, if necessary, Tenant shall provide for restoration of the aggregate limit;

                                      3.

          7.2.2  Automobile Liability Insurance. Comprehensive automobile
                 ------------------------------
liability insurance having a combined single limit of not less than Two Million Dollars ($2,000,000) per occurrence and insuring Tenant against liability for claims arising out of ownership, maintenance, or use of any owned, hired or non-owned automobiles;

          7.2.3  Workers' Compensation and Employer's Liability Insurance.
                 --------------------------------------------------------
Workers' compensation insurance having limits not less than those required by state statute and federal statute, if applicable, and covering all persons employed by Tenant in the conduct of its operations on the Premises (including the all states endorsement and, if applicable, the volunteers endorsement), together with employer's liability insurance coverage in the amount of at least One Million Dollars ($1,000,000); and

          7.2.4  Property Insurance. "All risk" property insurance including
                 ------------------
boiler and machinery comprehensive form, if applicable, covering damage to or loss of any of Tenant's personal property, fixtures, equipment and alterations, including electronic data processing equipment (collectively "Tenant's Property") (and coverage for the full replacement cost thereof including business interruption of Tenant), together with, if the property of Tenant's invitee's is to be kept in the Premises, warehouser's legal liability or bailee customers insurance for the full replacement cost of the property belonging to invitee's and located in the Premises.

     7.3  General.
          -------

          7.3.1  Insurance Companies. Insurance required to be maintained by
                 -------------------
Tenant shall be written by companies licensed to do business in the state in which the Premises are located and having a "General Policyholders Rating" of at least A 8 (or such higher rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of "Best's Insurance Guide."

          7.3.2  Certificates of Insurance. Tenant shall deliver to Landlord
                 -------------------------
certificates of insurance for all insurance required to be maintained by Tenant in the form of Exhibit D, attached hereto, no later than seven (7) days prior to
               ---------
the date of possession of the Premises. Tenant shall, at least ten (10) days prior to expiration of the policy, furnish Landlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to modification except after sixty (60) days prior written notice to the parties named as additional insured in this Lease (except in the case of cancellation for nonpayment of premium in which case cancellation shall not take effect until at least (10) days' notice has been given to Landlord). If Tenant fails to maintain any insurance required in this Lease, Tenant shall be liable for all losses and cost resulting from said failure.

          7.3.3  Additional Insured. Landlord and any property management
                 ------------------
company of Landlord for the Premises shall be named as additional insured under all of the policies required by Section 7.2.1. The policies required under
Section 7.2.1 shall provide for severability of interest.

          7.3.4  Primary Coverage. All insurance to be maintained by Tenant
                 ----------------
shall, except for workers' compensation and employer's liability insurance, be primary, without right of contribution from insurance of Landlord. Any umbrella liability policy or excess liability policy (which shall be in "following form") shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Tenant shall not limit Tenant's liability under this Lease.

          7.3.5  Mutual Waiver of Subrogation. Tenant waives any right to
                 ----------------------------
recover against Landlord for claims for damages to Tenant's Property to the extent covered, or required by this Lease to be covered by insurance. Landlord waives any right to recover against Tenant for damages to Landlord's property to the extent covered, or required by this Lease to be covered by property insurance. This provision is intended to waive fully, and for the benefit of Landlord and Tenant, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier. The coverage obtained by Landlord and Tenant pursuant to this Lease shall include, without limitation, a waiver of subrogation endorsement attached to the certificate of insurance.

          7.3.6  Notification of Incidents. Tenant shall notify Landlord
                 -------------------------
within seventy-two (72) hours after the occurrence of any accidents or incidents in the Premises which could give rise to a claim under any of the insurance policies required under this Section 7.

     7.4  Indemnity.
          ---------

          7.4.1  Tenant's Indemnity. Tenant shall indemnify, protect, defend
                 ------------------
(by counsel reasonably acceptable to both Landlord and Tenant) and hold harmless Landlord and its partners, directors, officers, employees, shareholders, lenders, agents, contractors and each of their successors and assigns from and against any and all claims, judgments, causes of action, damages, penalties, costs, liabilities, and expenses, including all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon, arising at any time during or after the Term as a result (directly or indirectly) of or in connection with (i) any default in the performance of any obligation on Tenant's part to be

                                      4.

performed under the terms of this Lease, or (ii) Tenant's use of the Premises, the conduct of Tenant's business or any activity, work or things done, permitted or suffered by Tenant in or about the Premises or other portions of the Project, except to the extent caused by Landlord's gross negligence or wilful misconduct. The obligations of Tenant under this Section 7.4 shall survive the termination of this Lease with respect to any claims or liability arising out of any act, omission, or event occurring on or before the date of such termination.

          7.4.2  Landlord's Indemnity. Except as expressly provided in this
                 --------------------
Lease, and subject to the limitations of Section 17.5, Landlord shall indemnify, protect, defend (by counsel reasonably acceptable to both Landlord and Tenant) and hold harmless Tenant and its partners, directors, officers, employees, shareholders, lenders, agents, contractors and each of their successors and assigns from and against any and all claims, judgments, causes of action, damages, penalties, costs, liabilities, and expenses, including all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon, arising at any time during or after the Term as a result (directly or indirectly) of or in connection with (i) any default in the performance of any obligation on Landlord's part to be performed under the terms of this Lease, or (ii) Landlord's gross negligence or intentional misconduct in connection with Landlord's activities in or about the Premises. The obligations of Landlord under this Section 7.4 shall survive the termination of this Lease with respect to any claims or liability arising out of any act, omission, or event occurring on or before the date of such termination.

     7.5  Exemption of Landlord from Liability. Tenant, as a material part of
          ------------------------------------
the consideration to Landlord, hereby assumes all risk of damage to property including, but not limited to, Tenant's fixtures, equipment, furniture and alterations or injury to persons in, upon or about the Premises or other portions of the Project arising from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, except to the extent such claims are caused by the gross negligence or wilful misconduct of Landlord, its employees, agents, and contractors. Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the property of Tenant, or injury to or death of Tenant, Tenant's employees, invitee's, customers, agents or contractors or any other person in or about the Premises or the Project, whether such damage or injury is caused by fire, steam, electricity, gas, water or rain, or from the breakage, leakage or other defects of sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant, except to the extent caused by the gross negligence or wilful misconduct of Landlord, its employees, agents, and contractors.

8.   REPAIRS AND MAINTENANCE.
     -----------------------

     8.1  Landlord. Landlord shall, subject to the following sentence, maintain
          --------
the structural portions of the roof, foundation, and load-bearing portions of walls (excluding wall coverings, painting, glass and doors) of the Improvements. Landlord shall not be required to make any repair resulting from (i) any alteration or modification to the Improvements or to mechanical equipment within the Improvements performed by, for or because of Tenant or to special equipment or systems installed by, for or because of Tenant, (ii) the installation, use or operation of Tenant's property, fixtures and equipment, (iii) the moving of Tenant's property in or out of the Improvements or in and about the Premises,
(iv) Tenant's use or occupancy of the Premises in violation of Section l0 of this Lease or in the manner not contemplated by the parties at the time of the execution of this Lease, (v) the acts or omissions of Tenant and Tenant's employees, agents, invitees, subtenants, licensees or contractors, (vi) fire and other casualty, except as provided by Section 12 of this Lease or (vii) condemnation, except as provided in Section 13 of this Lease. Landlord shall make repairs under this Section 8.1 as soon as reasonably practicable after receipt of written notice from Tenant of the need for such repairs. Landlord shall procure and maintain, at Tenant's expense, regularly scheduled preventive maintenance/service contracts for (i) the maintenance and repair of the fire detection and sprinkler system, and (ii) the regular and routine maintenance and annual inspection of the roof membrane. Tenant shall reimburse Landlord upon thirty (30) days written notice for the reasonable cost thereof. Tenant waives any right to repair the Premises at the expense of Landlord under any applicable governmental laws, ordinances, statutes, orders or regulations now or hereafter in effect which might otherwise apply.

     8.2  Tenant. Except for the portions of the Premises expressly required to
          ------
be maintained by Landlord under Section 8.1, Tenant, at Tenant's expense, shall maintain the Premises in good order, condition and repair, including, without limitation, subfloors and floor coverings, walls and wall coverings, mechanical, electrical, and plumbing systems, doors, windows, parking lots, and truck aprons, gutters and downspouts, landscaping and any signage. During the Term of this Lease, or any extensions thereof, Tenant shall procure and maintain, at Tenant's expense, regularly scheduled preventive maintenance/service contracts with maintenance contractors reasonably acceptable to Landlord for (i) servicing all hot water and heating and air conditioning systems and equipment ("HVAC") in the Premises, and (ii) the landscape maintenance. Tenant shall provide Landlord with a copy of the HVAC contract and shall furnish a copy of all reports and correspondence involving the condition of the HVAC equipment to Landlord. Each contract shall provide that the maintenance contractor will notify Landlord in writing at least ten (10) days prior to any termination of the contract. Notwithstanding the foregoing, Landlord reserves the right to procure and maintain the foregoing maintenance/service contracts, and Tenant shall promptly reimburse Landlord upon thirty (30) days written notice for the cost thereof. In the event Tenant fails, in the reasonable judgment of Landlord, to maintain the Premises in good order, condition and repair. Landlord shall have the right to perform such maintenance, repairs or refurbishing at Tenant's expense.

                                      5.

     8.3  Roof - Repair and Replacement. As provided in Section 8.1, Landlord,
          -----------------------------
at its cost, shall maintain the structural portions of the roof during the Term of this Lease. In addition, Landlord shall arrange for regular and routine maintenance and annual inspection of the roof surface and membrane, subject to Tenant's reimbursement to Landlord for the reasonable cost thereof within thirty
(30) days' written notice. In the event that the surface and membrane of the roof needs to be replaced as a matter of prudent building management and ownership, as reasonably determine by an independent and qualified roofing consultant, during the initial Term of this Lease or, if the Term is extended pursuant to Section 20, during the First Extension Term, Landlord shall arrange and pay for the replacement thereof at Landlord's sole cost and expense. If the Term of this Lease is further extended, either pursuant to Section 20 or by other agreement of the parties, and the roof surface and membrane needs to be replaced as a matter of prudent building management and ownership, as reasonably determined by an independent and qualified roofing consultant, during such additionally extended term. Tenant shall arrange and pay for the replacement thereof at Tenant's sole cost and expense.

     8.4  Condition of the Premises.
          -------------------------

          8.4.1 Landlord warrants to Tenant that the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Said warranty does not apply to the use to which Tenant will put the Premises or to any alterations or utility installations made or to be made by Tenant. If the Premises do not comply with said warranty, Landlord shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Tenant setting forth with specificity the nature and extent of such condition of non-compliance, rectify the same at Landlord's expense. If Tenant fails to give Landlord written notice of a condition of non-compliance with this warranty within six (6) months after the Possession Date, the correction of such condition of non-compliance shall be the obligation of Tenant at Tenant's sole cost and expense.

          8.4.2 Landlord and Tenant have jointly conducted a walk-through of the Premises and have agreed that those items which are set forth in Exhibit F
                                                                     ---------
hereto require correction and that such items shall be corrected by Landlord, at its sole cost and expense. On or about the Possession Date, Landlord and Tenant shall conduct a subsequent walk-through of the Premises and shall jointly and reasonably determine if there are any new and additional items in the Premises which require correction and, if so, such items shall be added to Exhibit F.
                                                                  ---------
Landlord shall cause the items set forth in Exhibit F, as the same may be
                                            ---------
revised following the Possession Date walk through, to be corrected promptly and at Landlord's sole cost and expense.

 9.  ALTERATIONS.
     -----------

     9.1  Trade Fixtures: Alterations. Tenant may install necessary trade
          ---------------------------
fixtures, equipment and furniture in the Premises, provided that such items are installed and are removable without structural or material damage to the Premises or the Project. Tenant shall not construct, nor allow to be constructed, any alterations or physical additions in, about or to the Premises without obtaining the prior written consent of Landlord, which consent shall be conditioned upon Tenant's compliance with Landlord's reasonable requirements regarding construction of improvements and alterations but such consent otherwise shall not be unreasonably withheld. Tenant shall submit plans and specifications to Landlord with Tenant's request for approval and shall reimburse Landlord for all costs which Landlord may incur in connection with granting approval to Tenant for any such alterations and additions, including any costs or expenses which Landlord may incur in electing to have outside architects and engineers review said matters. Tenant shall file a notice of completion after completion of such work and provide Landlord with a copy thereof. Tenant shall provide Landlord with a set of "as-built" drawings for any such work.

     9.2  Damage: Removal. Tenant shall repair all damage to the Premises caused
          ---------------
by the installation or removal of Tenant's fixtures, equipment, furniture and alterations. Upon the termination of this Lease, Tenant shall remove any or all alterations, additions, improvements and partitions made or installed by Tenant and restore the Premises to its condition existing prior to the construction of any such items; provided, however, Landlord may permit, upon written notice to Tenant, any such items designated by Landlord to remain on the Premises, in which event (and if Tenant elects to leave such items on the Premises) they shall be and become the property of Landlord upon the termination of this Lease. All such removals and restoration shall be accomplished in a good and workmanlike manner and so as not to cause any damage to the Premises or the Project whatsoever.

     9.3  Liens. Tenant shall promptly pay and discharge all claims for labor
          -----
performed, supplies furnished and services rendered at the request of Tenant and shall keep the Premises free of all mechanics' and materialmen's liens in connection therewith. Tenant shall provide at least ten (l0) days prior written notice to Landlord before any labor is performed, supplies furnished or services rendered on or at the Premises and Landlord shall have the right to post on the Premises notices of non-responsibility. If any lien is filed, Tenant shall cause such lien to be released and removed within ten (10) days after the date of filing, and if Tenant fails to do so. Landlord may take such action as may be necessary to remove such lien and Tenant shall pay Landlord such amounts expended by Landlord together with interest thereon at the Applicable Interest Rate from the date of expenditure.

                                      6.

10.  USE. The Premises shall be used only for the Permitted Uses set forth in
     ---
the Basic Lease Information and for no other uses. Tenant's use of the Premises shall be in compliance with and subject to all applicable governmental laws, ordinances, statutes, orders and regulations and any CC&R's or any supplement thereto recorded in any official or public records with respect to the Project or any portion thereof. In no event shall the Premises be used for any of the Prohibited Uses set forth on Exhibit E attached hereto. Tenant shall comply with
                             ---------
the reasonable rules and regulations as Landlord may from time to time prescribe. Tenant shall not commit waste, overload the floors or structure of the Premises, subject the Premises or the Project to any use which would damage the same or increase the risk of loss or violate any insurance coverage, permit any unreasonable odors, smoke, dust, gas, substances, noise or vibrations to emanate from the Premises, take any action which would constitute a nuisance or would disturb, obstruct or endanger any other tenants of the Project, take any action which would abrogate any warranties, or use or allow the Premises to be used for any unlawful purpose. Tenant shall have the right to use for its employees and invitees, the parking areas on the Premises. Landlord shall not be responsible for non-compliance by any other tenant or occupant of the Project with, or Landlord's failure to enforce, any of the rules or regulations or any other terms or provisions of such tenant's or occupant's lease. Tenant shall promptly comply with the reasonable requirements of any board of fire insurance underwriters or other similar body now or hereafter constituted. Tenant shall not do any act which shall in any way encumber the title of Landlord in and to the Premises or the Project.

11.  ENVIRONMENTAL MATTERS.
     ---------------------

     11.1  Hazardous Materials. Tenant shall not cause nor permit, nor allow any
           -------------------
of Tenant's employees, agents, customers, visitors, invitee's, licensees, contractors, assignees or subtenants (collectively, "Tenant's Parties") to cause or permit, any Hazardous Materials to be brought upon, stored, manufactured, generated, blended, handled, recycled, treated, disposed or used on, under or about the Premises or the Project, except for routine office and janitorial supplies in usual and customary quantities stored, used and disposed of in accordance with all applicable Environmental Laws. As used herein, "Hazardous Materials" means any chemical, substance, material, controlled substance, object, condition, waste, living organism or combination thereof which is or may be hazardous to human health or safety or to the environment due to its radioactivity, ignitability, corrosivity, reactivity, explosivity, toxicity, carcinogenicity, mutagenicity, phytotoxicity, infectiousness or other harmful or potentially harmful properties or effects, including, without limitation, petroleum and petroleum products, asbestos, radon, polychlorinated biphenyls
(PCBs) and all of those chemicals, substances, materials, controlled substances, objects, conditions, wastes, living organisms or combinations thereof which are now or become in the future listed, defined or regulated in any manner by any Environmental Law based upon, directly or indirectly, such properties or effects. As used herein, "Environmental Laws" means any and all federal, state or local environmental, health and/or safety-related laws, regulations, standards, decisions of courts, ordinances, rules, codes, orders, decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant, the Premises, the Building or the Project. Tenant and Tenant's Parties shall comply with all Environmental Laws and promptly notify Landlord of the violation of any Environmental Law or presence of any Hazardous Materials, other than office and janitorial supplies as permitted above, on the Premises. Landlord shall have the right to enter upon and inspect the Premises and to conduct tests, monitoring and investigations. If such tests indicate the presence of any environmental condition which occurred during the Term of this Lease, Tenant shall reimburse Landlord for the cost of conducting such tests. The phrase "environmental condition" shall mean any adverse condition relating to any Hazardous Materials or the environment, including surface water, groundwater. drinking water supply, land, surface or subsurface strata or the ambient air and includes air, land and water pollutants, noise, vibration, light and odors. In the event of any such environmental condition. Tenant shall promptly take any and all steps necessary to rectify the same to Landlord's reasonable satisfaction or shall, at Landlord's election, reimburse Landlord, upon demand, for the cost to Landlord of performing rectifying work. The reimbursement shall be paid to Landlord in advance of Landlord's performing such work, based upon Landlord's reasonable estimate of the cost thereof, and upon completion of such work by Landlord, Tenant shall pay to Landlord any shortfall within thirty (30) days after Landlord bills Tenant therefore or Landlord shall within thirty (30) days refund to Tenant any excess deposit, as the case may be.

     11.2  Indemnification. Tenant shall indemnify, protect, defend (by
           ---------------
counsel acceptable to Landlord) and hold harmless Landlord and its partners, directors, officers, employees, shareholders, lenders, agents, contractors and each of their respective successors and assigns (individually and collectively, "Indemnitees") from and against any and all claims, judgments, causes of action, damages, penalties, fines, taxes, costs, liabilities, losses and expenses arising at any time during or after the Term as a result (directly or indirectly) of or in connection with (a) Tenant and/or Tenant's Parties' breach of any prohibition or provision of the preceding section, or (b) the presence of Hazardous Materials on, under or about the Premises or other property as a result (directly or indirectly) of Tenant's and/or Tenant's Parties' activities, or failure to act, in connection with the Premises. This indemnity shall include the cost of any required or necessary repair, cleanup or detoxification, and the preparation and implementation of any closure, monitoring or other required plans, whether such action is required or necessary prior to or following the termination of this Lease. Neither the written consent by Landlord to the presence of Hazardous Materials on, under or about the Premises, nor the strict compliance by Tenant with all Environmental Laws, shall excuse Tenant from Tenant's obligation of indemnification pursuant hereto. Tenant's obligations pursuant to the foregoing indemnity shall survive the termination of this Lease.

                                      7.

     11.3  Landlord's Disclosure. Landlord has no actual knowledge and has
           ---------------------
received no written notice that (i) any Hazardous Materials are located on, under, or in the Premises, or (ii) there is a pending proceeding, inquiry, investigation, or order by any governmental authority with respect to any Hazardous Materials on, under, or in the Premises. As use herein, the term "actual knowledge" means that the specific matter has come to the actual attention of the person or persons employed by Landlord who are responsible and authorized to act with respect to such matter.

     11.4  Storage Tank Removal. The parties acknowledge that the previous
           --------------------
tenant of the Premises had installed a 10,000 gallon underground diesel storage tank (the "Tank"). Landlord shall remove or cause the Tank to be removed in accordance with all applicable laws and regulations and within sixty (60) days following the Commencement Date. Landlord further acknowledges and agrees that Tenant shall have no liability for any cost or expense arising out of the installation, use, or removal of the Tank.

12.  DAMAGE AND DESTRUCTION.
     ----------------------

     12.1  Casualty. If the Premises should be damaged or destroyed by fire or
           --------
other casualty, Tenant shall give immediate written notice to Landlord. Within thirty (30) days after receipt thereof. Landlord shall notify Tenant whether the necessary repairs can reasonably be made: (a) within ninety (90) days; (b) in more than ninety (90) days but in less than one hundred eighty (180) days; or
(c) in more than one hundred eighty (180) days from the date of such notice.

           12.1.1  Less Than 90 Days. If the Premises should be damaged only to
                   -----------------
such extent that rebuilding or repairs can reasonably be completed within ninety
(90) days, this Lease shall not terminate and, provided that insurance proceeds are available to fully repair the damage. Landlord shall repair the Premises utilizing such insurance proceeds and shall not recover any of such repair costs from Tenant pursuant to Section 6. Landlord shall not be required to rebuild, repair or replace any alterations, partitions, fixtures, additions and other improvements (collectively, "Improvements") which may have been placed in, on or about the Premises by or for the benefit of Tenant, it being the intent of the parties that Tenant shall replace such Improvements utilizing insurance proceeds available to Tenant pursuant to Section 7.2.4. If Tenant is required to vacate all or a portion of the Premises during Landlord's repair thereof, the Base Rent payable hereunder shall be abated proportionately from the date Tenant vacates all or a portion of the Premises only to the extent rental abatement insurance proceeds are received by Landlord and only during the period the Premises are unfit for occupancy.

           12.1.2  Greater Than 90 Days. If the Premises should be damaged only
                   --------------------
to such extent that rebuilding or repairs can reasonably be completed in more than ninety (90) days but in less than one hundred eighty (180) days, then Landlord shall have the option of: (a) terminating the Lease effective upon the occurrence of such damage, in which event the Rent shall be abated from the date Tenant vacates the Premises; or (b) electing to repair the Premises, provided insurance proceeds are available to fully repair the damage (except that Landlord shall not be required to rebuild, repair or replace any part of the Improvements which may have been placed In, on or about the Premises by or for the benefit of Tenant). If Tenant is required to vacate all or a portion of the Premises during Landlord's repair thereof, the Base Rent payable hereunder shall be abated proportionately from the date Tenant vacates all or a portion of the Premises only to the extent rental abatement insurance proceeds are received by Landlord and only during the period the Premises are unfit for occupancy. In the event that Landlord should fail to substantially complete such repairs within one hundred eighty (180) days after the date upon which Landlord is notified by Tenant of the casualty (such period to be extended for delays caused by Tenant or because of any items of Force Majeure, as hereinafter defined) and Tenant has not re-occupied the Premises, Tenant shall have the right, as Tenant's exclusive remedy, within ten (10) days after the expiration of such one hundred eighty
(180) day period, to terminate this Lease by delivering written notice to Landlord as Tenant's exclusive remedy, whereupon all rights hereunder shall cease and terminate thirty (30) days after Landlord's receipt of such notice.

           12.1.3  Greater Than 180 Days. If the Premises should be so damaged
                   ---------------------
that rebuilding or repairs cannot be completed within one hundred eighty (180) days, either Landlord or Tenant may terminate this Lease by giving written notice within ten (10) days after notice from Landlord specifying such time period of repair; and this Lease shall terminate and the Rent shall be abated from the date Tenant vacates the Premises. In the event that neither party elects to terminate this Lease, Landlord shall promptly commence and diligently prosecute to completion the repairs to the Premises, provided insurance proceeds are available to repair the damage (except that Landlord shall not be required to rebuild, repair or replace any Improvements which may have been placed in, on or about the Premises by or for the benefit of Tenant). If Tenant is required to vacate all or a portion of the Premises during Landlord's repair thereof, the Base Rent payable hereunder shall be abated proportionately from the date Tenant vacates all or a portion of the Premises only to the extent rental abatement insurance proceeds are received by Landlord and only during the period that the Premises are unfit for occupancy.

     12.2  Tenant's Fault. If the Premises or any portion of the Premises is
           --------------
damaged resulting from the negligence or breach of this Lease by Tenant or any of Tenant's Parties, Rent shall not be reduced during the repair of such damage and Tenant shall be liable to Landlord for the cost of the repair caused thereby to the extent such cost is not covered by insurance proceeds.

                                      8.

     12.3  Uninsured Casualty. In the event that the Premises or any portion of
           ------------------
the Premises is damaged to the extent Tenant is unable to use the Premises and such damage is not covered by insurance proceeds received by Landlord or in the event that the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right at Landlord's option either (i) to repair such damage as soon as reasonably possible at Landlord's expense, or (ii) to give written notice to Tenant within thirty (30) days after the date of the occurrence of such damage of Landlord's intention to terminate this Lease as of the date of the occurrence of such damage. In the event Landlord elects to terminate this Lease, Tenant shall have the right (but not the obligation) within ten (10) days after receipt of such notice to give written notice to Landlord of Tenant's intention to pay the cost of repair of such damage, in which event this Lease shall continue in full force and effect, Landlord shall make such repairs as soon as reasonably possible and Tenant shall reimburse Landlord for such repairs within fifteen
(15) days after receipt of an invoice from Landlord. If Tenant is required to vacate all or a portion of the Premises during Landlord's repair thereof, the Base Rent payable hereunder shall be abated proportionately from the date Tenant vacates all or a portion of the Premises only to the extent rental abatement insurance proceeds are received by Landlord and only during the period that the Premises are unfit for occupancy. If Tenant does not give such notice within the ten (l0) day period, this Lease shall terminate automatically as of the date of the occurrence of the damage.

     12.4  Waiver. With respect to any damage or destruction which Landlord is
           ------
obligated to repair or may elect to repair, Tenant waives all rights to terminate this Lease pursuant to rights otherwise presently or hereafter accorded by law and not specifically set forth herein.

13.  EMINENT DOMAIN.
     --------------

     13.1  Total Condemnation. If all of the Premises is condemned by eminent
           ------------------
domain, inversely condemned or sold under threat of condemnation for any public or quasi-public use or purpose ("Condemned"), this Lease shall terminate as of the earlier of the date the condemning authority takes title to or possession of the Premises, and Rent shall be adjusted to the date of termination.

     13.2  Partial Condemnation. If any portion of the Premises is Condemned and
           --------------------
such partial condemnation materially impairs Tenant's ability to use the Premises for Tenant's business as reasonably determined by Landlord, Landlord shall have the option of either (i) relocating Tenant to comparable space within the Project or (ii) terminating this Lease as of the earlier of the date title vests in the condemning authority or as of the date an order of immediate possession is issued and Rent shall be adjusted to the date of termination. If such partial condemnation does not materially impair Tenant's ability to use the Premises for the business of Tenant, Landlord shall promptly restore the Premises to the extent of any condemnation proceeds recovered by Landlord, excluding the portion thereof lost in such condemnation, and this Lease shall continue in full force and effect except that after the date of such title vesting Rent shall be adjusted as reasonably determined by Landlord.

     13.3  Award. If the Premises are wholly or partially Condemned, Landlord
           -----
shall be entitled to the entire award paid for such condemnation, and Tenant waives any claim to any part of the award from Landlord or the condemning authority; provided, however, Tenant shall have the right to recover from Landlord such compensation, if any, as may be specifically awarded to Landlord in connection with costs in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment to a new location. No condemnation of any kind shall be construed to constitute an actual or constructive eviction of Tenant or a breach of any express or implied covenant of quiet enjoyment.

     13.4  Temporary Condemnation. In the event of a temporary condemnation not
           ----------------------
extending beyond the Term, this Lease shall remain in effect, Tenant shall continue to pay Rent and Tenant shall receive any award made for such condemnation except damages to any of Landlord's property. If a temporary condemnation is for a period which extends beyond the Term, this Lease shall terminate as of the date of initial occupancy by the condemning authority and any such award shall be distributed in accordance with the preceding section. If a temporary condemnation remains in effect at the expiration or earlier termination of this Lease, Tenant shall pay Landlord the reasonable cost of performing any obligations required of Tenant with respect to the surrender of the Premises, unless Landlord receives such costs from the condemning authority.

14.  DEFAULT
     -------

     14.1  Events of Defaults. The occurrence of any of the following events
           ------------------
shall, at Landlord's option, constitute an "Event of Default":

           14.1.1 Vacation or abandonment of the Premises for a period of thirty (30) consecutive days;

           14.1.2 Failure to pay Rent on the date when due and the failure continuing for a period of five (5) days after such payment is due;

           14.1.3 Failure to perform Tenant's covenants and obligations hereunder (except default in the payment of Rent) where such failure continues for a period of thirty (30) days after written notice from Landlord: provided, however, if the

                                      9.

nature of the default is such that more than thirty (30) days are reasonably required for its cure. Tenant shall not be deemed to be in default if Tenant commences the cure within the thirty (30) day period and diligently prosecutes such cure to completion;

           14.l.4 The making of a general assignment by Tenant for the benefit of creditors: the filing of a voluntary petition by Tenant or the filing of an involuntary petition by any of Tenant's creditors seeking the rehabilitation, liquidation or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty
(60) days of such filing; the appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or this leasehold:
Tenant's insolvency or inability to pay Tenant's debts or failure generally to pay Tenant's debts when due; any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenants assets; Tenant taking any action toward the dissolution or winding up of Tenant's affairs: the cessation or suspension of Tenant's use of the Premises; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets or this leasehold;

           14.1.5 The making of any material misrepresentation or omission by Tenant or any successor in interest of Tenant in any materials delivered by or on behalf of Tenant to Landlord or Landlord's lender pursuant to this Lease; or

           14.l.6 The occurrence of an Event of Default set forth in Section 14.l.4 or l5.l.5 with respect to any guarantor of this Lease, if applicable.

     14.2  Remedies.
           --------

           14.2.1  Termination. In the event of the occurrence of any Event of
                   -----------
Default, Landlord shall have the right to give a written termination notice to Tenant and, on the date specified in such notice, this Lease shall terminate unless on or before such date all arrears of Rent and all other sums payable by Tenant under this Lease and all costs and expenses incurred by or on behalf of Landlord hereunder shall have been paid by Tenant and all other Events of Default at the time existing shall have been fully remedied to the satisfaction of Landlord.

                   14.2.l.l  Repossession.  Following termination, without
                             ------------
prejudice to other remedies Landlord may have, Landlord may (i) peaceably re-enter the Premises upon voluntary surrender by Tenant or remove Tenant therefrom and any other persons occupying the Premises, using such legal proceedings as may be available; (ii) repossess the Premises or relet the Premises or any part thereof for such term (which may be for a term extending beyond the Term), at such rental and upon such other terms and conditions as Landlord in Landlord's sole discretion shall determine, with the right to make reasonable alterations and repairs to the Premises; and (iii) remove all personal property therefrom.

                   14.2.l.2  Unpaid Rent.  Landlord shall have all the rights
                             -----------
and remedies of a landlord provided by applicable law, including the right to recover from Tenant: (a) the worth, at the time of award, of the unpaid Rent that bad been earned at the time of termination, (b) the worth, at the time of award, of the amount by which the unpaid Rent that would have been earned after the date of termination until the time of award exceeds the amount of loss of rent that Tenant proves could have been reasonably avoided, (c) the worth, at the time of award, of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided, and (d) any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default. The phrase "worth, at the time of award," as used in (a) and
(b) above, shall be computed at the Applicable Interest Rate, and as used in (c) above, shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

                   14.2.2  Continuation. Even though an Event of Default may
                           ------------
have occurred, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession; and Landlord may enforce all of Landlord's rights and remedies under this Lease, including the right to recover Rent as it becomes due. Landlord, without terminating this Lease, may, during the period Tenant is in default, enter the Premises and relet the same, or any portion thereof, to third parties for Tenant's account and Tenant shall be liable to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of remodeling the Premises and like costs. Reletting may be for a period shorter or longer than the remaining Term. Tenant shall continue to pay the Rent on the date the same is due. No act by Landlord hereunder, including acts of maintenance, preservation or efforts to lease the Premises or the appointment of a receiver upon application of Landlord to protect Landlord's interest under this Lease, shall terminate this Lease unless Landlord notifies Tenant that Landlord elects to terminate this Lease. In the event that Landlord elects to relet the Premises, the rent that Landlord receives from reletting shall be applied to the payment of, first, any indebtedness from Tenant to Landlord other than Base Rent and Real Property Taxes: second, all costs, including maintenance, incurred by Landlord in reletting; and, third, Base Rent and Real Property Taxes under this Lease. After deducting the payments referred to above, any sum remaining from the rental Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event, and notwithstanding anything in Section 15 to the contrary, shall Tenant be entitled to any excess rent received by Landlord. If, on the date Rent is due under this Lease, the rent received from the reletting is less than the Rent due on that date. Tenant shall pay to Landlord, in addition to the remaining

                                      10.

Rent due, all costs, including maintenance, which Landlord incurred in reletting the Premises that remain after applying the rent received from reletting as provided hereinabove. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, with interest at the Applicable Interest Rate from the date of such expenditure.

     14.3  Cumulative. Each right and remedy of Landlord provided for herein or
           ----------
now or hereafter existing at law, in equity, by statute or otherwise shall be cumulative and shall not preclude Landlord from exercising any other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity, by statute or otherwise. No payment by Tenant of a lesser amount than the Rent nor any endorsement on any check or letter accompanying any check or payment as Rent shall be deemed an accord and satisfaction of full payment of Rent; and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue other remedies.

15.  ASSIGNMENT AND SUBLETTING. Tenant shall not assign, sublet or otherwise
     -------------------------
transfer, whether voluntarily or involuntarily or by operation of law, the Premises or any part thereof without Landlord's prior written approval, which shall not be unreasonably withheld. The merger of Tenant with any other entity or the transfer of any controlling or managing ownership or beneficial interest in Tenant, or the assignment of a substantial portion of the assets of Tenant, whether or not located at the Premises, shall constitute an assignment hereunder. If Tenant desires to assign this Lease or sublet any or all of the Premises, Tenant shall give Landlord written notice thereof with copies of all related documents and agreements associated with the assignment or sublease, including without limitation, the financial statements of any proposed assignee or subtenant, forty-five (45) days prior to the anticipated effective date of the assignment or sublease. Tenant shall pay Landlord's reasonable attorneys' fees incurred in the review of such documentation plus an administrative fee of Three Hundred Fifty Dollars ($350.00) for each proposed transfer. Landlord shall have a period of thirty (30) days following receipt of such notice and all related documents and agreements to notify Tenant in writing of Landlord's approval or disapproval of the proposed assignment or sublease. If Landlord fails to notify Tenant in writing of such election, Landlord shall be deemed to have approved such assignment or subletting. This Lease may not be assigned by operation of law. Any purported assignment or subletting contrary to the provisions hereof shall be void and shall constitute an Event of Default hereunder. If Tenant receives rent or other consideration for any such transfer in excess of the Rent, or in case of the sublease of a portion of the Premises, in excess of such Rent that is fairly allocable to such portion, after appropriate adjustments to assure that all other payments required hereunder are appropriately taken into account, Tenant shall pay landlord fifty percent (50%) of the difference between each such payment of rent or other consideration and the Rent required hereunder. During any period in which an Event of Default (as defined in Section 14.1) remains uncured, Landlord may, without waiving any other rights or remedies, collect rent from the assignee, subtenant or occupant and apply the net amount collected to the Rent herein reserved and apportion any excess rent so collected in accordance with the terms of the preceding sentence. Tenant shall continue to be liable as a principal and not as a guarantor or surety to the same extent as though no assignment or subletting had been made. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to the Lease by assignees of Tenant without notifying Tenant or any successor of Tenant and without obtaining their consent. No permitted transfer shall be effective until there has been delivered to Landlord a counterpart of the transfer instrument in which the transferee agrees to be and remain jointly and severally liable with Tenant for the payment of Rent pertaining to the Premises and for the performance of all the terms and provisions of this Lease relating thereto arising on or after the date of the transfer. Subject to the provisions hereof and provided Landlord receives thirty
(30) days prior written notice and a true and correct copy of the assignment instrument. Landlord hereby consents to the assignment of Tenant's interest in and to this Lease to any wholly owned subsidiary of Tenant.

16.  ESTOPPEL ATTORNMENT AND SUBORDINATION.
     -------------------------------------

     l6.l  Estoppel. Within ten (l0) days after request by Landlord, Tenant
           --------
shall deliver an Estoppel certificate duly executed (and acknowledged if required by any lender), in the form attached hereto as Exhibit G, or in such
                                                        ---------
other form as may be acceptable to the lender, which form may include some or all of the provisions contained in Exhibit G, to any proposed mortgagee,
                                   ---------
purchaser or Landlord. Tenant's failure to deliver said statement in such time period shall be an Event of Default hereunder and shall be conclusive upon Tenant that (a) this Lease is in full force and effect, without modification except as may be represented by Landlord; (b) there are no uncured defaults in Landlord's performance and Tenant has no right of offset, counterclaim or deduction against Rent hereunder, and (c) no more than one month's Base Rent has been paid in advance. If any financier should require that this Lease be amended (other than in the description of the Premises, the Term, the Permitted Use, the Rent or as will substantially, materially and adversely affect the rights of Tenant), Landlord shall give written notice thereof to Tenant, which notice shall be accompanied by a Lease supplement embodying such amendments. Tenant shall, within ten (10) days after the receipt of Landlord's notice, meet and confer with Landlord in good faith with respect to such proposed amendments.

     l6.2  Subordination. This Lease shall be subject and subordinate to all
           -------------
ground leases and the lien of all mortgages and deeds of trust which now or hereafter affect the Premises or the Project or Landlord's interest therein, and all amendments thereto, all without the necessity of Tenant's executing further instruments to effect such subordination. If requested, Tenant shall execute and deliver to Landlord within ten (10) days after Landlord's request whatever documentation that may

                                      11.

reasonably be required to further effect the provisions of this paragraph. With respect to any new mortgage or deed of trust encumbering the Premises after the date of this Lease, Landlord shall use its best efforts to obtain from such mortgagee or beneficiary under the deed of trust a non-disturbance agreement in such party's usual and customary form protecting the interest of Tenant hereunder.

     l6.3  Attornment. In the event of a foreclosure proceeding, the exercise
           ----------
of the power of sale under any mortgage or deed of trust or the termination of a ground lease, Tenant shall, if requested, attorn to the purchaser thereupon and recognize such purchaser as Landlord under this Lease; provided, however, Tenant's obligation to attorn to such purchaser shall be conditioned upon Tenant's receipt of a non-disturbance agreement protecting the interest of Tenant hereunder.

17.  MISCELLANEOUS
     -------------

     17.1  General.
           -------

           17.1.1   Entire Agreement. This Lease sets forth all the agreements
                    ----------------
between Landlord and Tenant concerning the Premises; and there are no agreements either oral or written other than as set forth herein.

           17.1.2   Time of Essence. Time is of the essence of this Lease.
                    ---------------

           17.13    Attorneys' Fees. In any action or proceeding which either
                    ---------------
party brings against the other to enforce its rights hereunder, the unsuccessful party shall pay all costs incurred by the prevailing party, including reasonable attorneys' fees, which amounts shall be a part of the judgment in said action or proceeding.

           17.1.4   Severability. If any provision of this Lease or the
                    ------------
application of any such provision shall be held by a court of competent jurisdiction to be invalid, void or unenforceable to any extent, the remaining provisions of this Lease and the application thereof shall remain in full force and effect and shall not be affected, impaired or invalidated.

           17.1.5   Law. This Lease shall be construed and enforced in
                    ---
accordance with the laws of the state in which the Premises are located.

           17.1.6   No Option. Submission of this Lease to Tenant for
                    ---------
examination or negotiation does not constitute an option to lease, offer to lease or a reservation of, or option for, the Premises; and this document shall become effective and binding only upon the execution and delivery hereof by Landlord and Tenant.

           17.1.7   Successors and Assigns. This Lease shall be binding upon and
                    ----------------------
inure to the benefit of the successors and assigns of Landlord and, subject to compliance with the terms of Section 15, Tenant.

           17.1.8   Third Party Beneficiaries. Nothing herein is intended to
                    -------------------------
create any third party benefit.

           17.1.9   Memorandum of Lease. Tenant shall not record this Lease or a
                    -------------------
short form memorandum hereof without Landlord's prior written consent.

           17.1.10  Agency. Partnership or Joint Venture. Nothing contained
                    ------
herein nor any acts of the parties hereto shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture by the parties hereto or any relationship other than the relationship of landlord and tenant.

           17.1.11  Merger. The voluntary or other surrender of this Lease by
                    ------
Tenant or a mutual cancellation thereof or a termination by Landlord shall not work a merger and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

           17.1.12  Headings. Section headings have been inserted solely as a
                    --------
matter of convenience and are not intended to define or limit the scope of any of the provisions contained therein.

     17.2  Signs. All signs and graphics of every kind visible in or from
           -----
public view or the exterior of the Premises shall be subject to Landlord's prior written approval and shall be subject to any applicable governmental laws, ordinances, and regulations and in compliance with Landlord's signage program. Tenant shall remove all such signs and graphics prior to the termination of this Lease. Such installations and removals shall be made in such manner as to avoid injury or defacement of the Premises; and Tenant shall repair any injury or defacement, including without limitation, discoloration caused by such installation or removal.

     17.3  Waiver. No waiver of any default or breach hereunder shall be
           ------
implied from any omission to take action on account thereof, notwithstanding any custom and practice or course of dealing. No waiver by either party of any provision under this Lease shall be effective unless in writing and signed by such party. No waiver shall affect any default other than

                                      12.

the default specified in the waiver and then such waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant shall not be construed as a waiver of any subsequent breach of the same.

      17.4 Financial Statements. Tenant shall provide to any lender, purchaser
           --------------------
or Landlord, within ten (10) days after request, a current, accurate, certified financial statement for Tenant and Tenant's business prepared under generally accepted accounting principles consistently applied and such other certified financial information as may be reasonably required by Landlord, purchaser or any lender of either.

      17.5 Limitation of Liability. The obligations of Landlord under this Lease
           -----------------------
are not personal obligations of the individual partners, directors, officers, shareholders, agents or employees of Landlord; and Tenant shall look solely to the Premises for satisfaction of any liability of Landlord and shall not look to other assets of Landlord nor seek recourse against the assets of the individual partners, directors, officers, shareholders, agents or employees of Landlord. Whenever Landlord transfers its interest, Landlord shall be automatically released from further performance under this Lease and from all further liabilities and expenses hereunder and the transferee of Landlord's interest shall assume all liabilities and obligations of Landlord hereunder from the date of such transfer.

      17.6 Notices. All notices to be given hereunder shall be in writing and
           -------
mailed postage prepaid by certified or registered mail, return receipt requested, or delivered by personal or courier delivery, or sent by facsimile (immediately followed by one of the preceding methods), to Landlord's Address and Tenant's Address, or to such other place as Landlord or Tenant may designate in a written notice given to the other party. Notices shall be deemed served upon the earlier of receipt or three (3) days after the date of mailing.

      17.7 Brokerage Commission. Landlord shall pay a brokerage commission to
           --------------------
Broker in accordance with a separate agreement between Landlord and Broker. Tenant warrants to Landlord that Tenant's sole contact with Landlord or with the Premises in connection with this transaction has been directly with Landlord and Broker, and that no other broker or finder can properly claim a right to a commission or a finder's fee based upon contacts between the claimant and Tenant. Tenant agrees to indemnify and hold Landlord harmless from any claims or liability, including reasonable attorneys' fees, in connection with a claim by any person for a real estate broker's commission, finder's fee or other compensation based upon any statement, representation or agreement of Tenant, and Landlord agrees to indemnify and hold Tenant harmless from any such claims or liability, including reasonable attorneys' fees, based upon any statement, representation or agreement of Landlord.

       17.8 Authorization. Each individual executing this Lease on behalf of
            -------------
Tenant represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of Tenant and that such execution is binding upon Tenant.

       17.9 Holding Over Surrender.
            ----------------------

            17.9.1  Holding Over. If Tenant holds over the Premises or any part
                    ------------
thereof after expiration of the Term, such holding over shall constitute a month-to-month tenancy, at a rent equal to one hundred twenty-five percent (125%) of the Base Rent in effect immediately prior to such holding over and shall otherwise be on all the other terms and conditions of this Lease. This paragraph shall not be construed as Landlord's permission for Tenant to hold over. Acceptance of Rent by Landlord following expiration or termination shall not constitute a renewal of this Lease or extension of the Term except as specifically set forth above. If Tenant fails to surrender the Premises upon expiration or earlier termination of this Lease. Tenant shall indemnify and hold Landlord harmless from and against all loss or liability resulting from or arising out of Tenant's failure to surrender the Premises, including, but not limited to, any amounts required to be paid to any tenant or prospective tenant who was to have occupied the Premises after the expiration or earlier termination of this Lease and any related attorneys' fees and brokerage commissions.

             l7.9.2 Surrender. Upon the termination of this Lease or Tenant's
                    ---------
right to possession of the Premises, Tenant will surrender the Premises, together with all keys, in good condition and repair, reasonable wear and tear excepted. Conditions existing because of Tenant's failure to perform maintenance, repairs or replacements shall not be deemed "reasonable wear and tear."

     17.l0 Joint and Several. If Tenant consists of more than one person, the
           -----------------
obligation of all such persons shall be joint and several.

     17.1l Covenants and Conditions. Each provision to be performed by Tenant
           ------------------------
hereunder shall be deemed to be both a covenant and a condition.

     l7.l2 Addenda. The Addenda attached hereto, if any, and identified with
           -------
this Lease are incorporated herein by this reference as if fully set forth herein.

                                      13.

      IN WITNESS WHEREOF, the parties have executed this Lease as of the date set forth above.


"Landlord"                                      "Tenant"

CATELLUS DEVELOPMENT CORPORATION,               MOHAWK INDUSTRIES. INC.,
a Delaware corporation                          a Georgia corporation


By: /s/ [SIGNATURE ILLEGIBLE]                   By: /s/ [SIGNATURE ILLEGIBLE]
    ----------------------------                    ----------------------------
 Its:  VP                                         Its: PRESIDENT
     ---------------------------                      ------------------------
Date: 12-4-95                                   Date: 11-28-95
     ---------------------------                      ------------------------

                               ADDENDUM TO LEASE
                               -----------------


      THIS ADDENDUM TO LEASE ("Addendum") is attached to and constitutes an integral part of the Lease between CATELLUS DEVELOPMENT CORPORATION, as Landlord, and MOHAWK INDUSTRIES, INC., as Tenant. The terms of this Addendum shall be incorporated in the Lease for all purposes. In the event of a conflict between the provisions of the Lease and the provisions of this Addendum, this Addendum shall control.


THE FOLLOWING NEW SECTIONS ARE HEREBY ADDED TO THE LEASE WHICH STATE IN THEIR ENTIRETY AS FOLLOWS:


18.  Force Majeure Event. For purposes of this Lease, the term "Force Majeure
     -------------------
Event" shall mean and include the following: any delay caused by any action, inaction, order, ruling, moratorium, regulation, statute, condition or other decision of any governmental agency having jurisdiction over any portion of the Project, over the construction anticipated to occur thereon or over any uses thereof, or by fire, flood, inclement weather, strikes, lockouts or other labor or industrial disturbance (whether or not on the part of agents or employees of either party hereto engaged in the construction of the Premises), civil disturbance, order of any government, court or regulatory body claiming jurisdiction or otherwise, act of public enemy, war, riot, sabotage, blockade, embargo, failure or inability to secure materials, supplies or labor through ordinary sources by reason of shortages or priority, discovery of hazardous or toxic materials, earthquake, or other natural disaster, or any cause whatsoever beyond the reasonable control (excluding financial inability) of the party whose performance is required, or any of its contractors or other representatives, whether or not similar to any of the causes hereinabove stated.

19.  CPI Adjustment. Effective as of the first day of the thirty-first (31st)
     --------------
month of the Term (the "CPI Adjustment Date"), the Base Rent in effect immediately before the CPI Adjustment Date shall be increased, in accordance with the percentage increase, if any, in the Consumer Price Index, to an amount which is equal to the product of (i) the Index (as hereinafter defined) for the third month preceding the CPI Adjustment Date, multiplied by (ii) the initial Base Rent set forth in the Basic Lease Information, divided by (iii) the Basic Index (as hereinafter defined); provided, however, in no event shall the Base Rent (as adjusted) in effect immediately prior to the CPI Adjustment Date be decreased, nor shall it be increased as a result of a CPI adjustment by more than six percent (6%) per Lease Year, compounded annually. The "Index" shall mean the Consumer Price Index, All Items, 1982-1984 = 100, All Urban Consumers, for the Los Angeles/Riverside/Anaheim Area, as published by the United States Department of Labor, Bureau of Labor Statistics, or its successor index, and the "Basic Index" shall mean the Index published for the third month preceding the Commencement Date. The adjusted Base Rent shall be rounded to the nearest $1.00. If the Index required for the calculation specified in this subsection is not available on the CPI Adjustment Date in question, Tenant shall continue to pay the same amount of Base Rent payable during the period immediately preceding the CPI Adjustment Date until the Index is available and the necessary calculation is made. As soon as such calculation is made, Tenant shall immediately pay to Landlord the amount of any underpayment of Base Rent for the month(s) that may have elapsed. In the event the compilation or publication of the Index shall be transferred to any other governmental department, bureau or agency or shall be discontinued, the index most nearly the same as the Index shall be used to make such calculation.

                                      15.

20.  Options to Extend.
     -----------------


     20.1 Terms of Options. Provided (i) Tenant is not in default under the
          ----------------
terms of this Lease at the time each renewal option is exercised or at the commencement of the applicable Extension Term (as hereinafter defined), (ii) Tenant is occupying at least ninety percent (90%) of the Premises, including any expansion space, and (iii) Landlord has not given more than two (2) notices of default in any twelve (12) month period for nonpayment of monetary obligations, Tenant shall have two (2) options to renew this Lease for an additional period of sixty (60) months each (the "First and Second Extension Terms"). The Extension Terms shall be on all the terms and conditions of this Lease, except that Landlord shall have no additional obligation for free rent, leasehold improvements or for any other tenant inducements for the Extension Terms. Base Rent shall be increased (but not decreased) as set forth below. There shall be no additional extension terms beyond the Extension Terms set forth herein. Tenant must exercise its options to extend this Lease by giving Landlord written notice of its election to do so not less than one hundred eighty (180) days prior to the end of the initial Term, or the First Extension Term, as applicable. Any notice not given in a timely manner shall be void, and Tenant shall be deemed to have waived its extension rights. The extension options set forth herein are personal to Tenant and shall not be included in any assignment of this Lease.

     20.2 Base Rent During First Extension Term. Effective as of the first day
          -------------------------------------
of the First Extension Term, and on the first day of the thirty-first (31st) month thereafter (the "First Extension CPI Adjustment Date(s)"), the monthly Base Rent shall be increased in accordance with the percentage increase, if any, in the Consumer Price Index, calculated in the manner set forth in Section 19; provided, however, in no event shall the Base Rent (as adjusted) in effect immediately prior to the applicable First Extension CPI Adjustment Date be decreased, nor shall it be increased as a result of a CPI adjustment by more than six percent (6%) per Lease Year, compounded annually.

     20.3 Base Rent During Second Extension Term. The monthly Base Rent payable
          --------------------------------------
for the first thirty (30) months of the Second Extension Term shall be increased (but not decreased) to 98% of the fair market rental rate ("Market Rent") to be determined as follows:

          20.3.1  Agreement on Base Rent. Landlord and Tenant shall have thirty
                  ----------------------
(30) days after Landlord receives the exercise notice in which to agree on the Base Rent during the Second Extension Term. Notwithstanding anything in this
Section 20.3 to the contrary, in no event shall the Base Rent for the Second Extension Term be less than the Base Rent in effect immediately prior to the Second Extension Term.

          20.3.2  Appraisal. If Landlord and Tenant are unable to agree upon the
                  ---------
Base Rent for the Second Extension Term within such thirty (30) day period, then within fifteen (15) days after the expiration of the thirty (30) day period, each party, by giving notice to the other party, shall appoint a real estate appraiser who is a current member of the American Institute of Real Estate Appraisers, with at least five (5) years of experience appraising building space comparable to the Premises in the city and county where the Premises is located to determine the Market Rent. Market Rent shall mean the monthly amount per rentable square foot in the Premises that a willing, non-equity new tenant would pay and a willing landlord would accept at arm's length for space in a comparable building or buildings, with comparable tenant improvements, in a comparable location, giving appropriate consideration to monthly rental rates per rentable square foot, the presence or absence of rent escalation clauses such as operating expense and tax pass-throughs, length of lease term, size and location of premises being leased and other

                                      16.

generally applicable terms and conditions of tenancy for a similar building or buildings. If the two (2) appraisers are unable to agree on the Market Rent for the Second Extension Term within twenty (20) days, they shall select a third appraiser meeting the qualifications stated in this Section within five (5) days after the last day the two (2) appraisers are given to set the Market Rent for the Second Extension Term. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party. Within twenty (20) days after the selection of the third appraiser, a majority of the appraisers shall set the Market Rent for the Second Extension Term. If a majority of the appraisers is unable to set the Market Rent within the twenty
(20) day period, the two (2) closest appraisals shall be added together and their total divided by two (2). The resulting quotient shall be the Market Rent for the first thirty (30) months of the Second Extension Term. Each party shall be responsible for the costs, charges and fees of the appraiser appointed by that party plus one-half of the cost of the third appraiser.

          20.3.3  Amendment of Lease. Immediately after the Base Rent is
                  ------------------
determined pursuant to this Section 20.3, Landlord and Tenant shall execute an amendment to this Lease stating the new Base Rent in effect.

          20.3.4  Base Rent Increase During Second Extension Term. Effective
                  -----------------------------------------------
as of the first day of the thirty-first (31st) month of the Second Extension Term (the "Second Extension CPI Adjustment Date"), the monthly Base Rent shall be increased in accordance with the percentage increase, if any, in the Consumer Price Index, calculated in the manner set forth in Section 19; except that the Index shall be multiplied by the monthly Base Rent payable during the first thirty (30) months of the Second Extension Term, and the Basic Index shall mean the Index published for the third month preceding the commencement of the Second Extension Term; provided, however, in no event shall the Base Rent in effect after the Second Extension CPI Adjustment Date be less than the Base Rent in effect immediately preceding the Second Extension CPI Adjustment Date.




LANDLORD'S INITIALS ILLEGIBLE                          TENANT'S INITIALS    JL
                    -----------                                         --------

                                      17.

                                   EXHIBIT A

                              [PLAN APPEARS HERE]

                                   EXHIBIT B
                                   ---------

                                  WORK LETTER
                                  -----------

Tenant Improvements.
-------------------

1.1 Landlord shall construct or cause to be constructed in and to the Premises, at Landlord's cost and expense, not to exceed One Hundred Eighty Thousand Dollars ($180,000.00), certain tenant improvements, including space planning, permits and related costs (the "Tenant Improvements"), substantially in accordance with the space plan or other appropriate exhibit (the "Space Plan") attached hereto, marked Exhibit B-1 and made a part hereof and in accordance
                        -----------
with Landlord's current building standards. If said Exhibit is not attached, the Space Plan shall be prepared by Landlord and submitted to Tenant for approval, which approval shall be given within five (5) days following receipt thereof, and evidenced by Tenant's signature thereon. A failure by Tenant to respond within said five (5) day period shall be deemed approval. Upon approval by both parties, the Space Plan shall be deemed incorporated herein by reference, although not attached hereto.

1.2 The Tenant Improvements shall include costs approved by Landlord and associated with the design, permit process and construction (including, a fee equal to five percent (5%) of the total cost thereof as reimbursement for the expense of Landlord's administration and coordination) of the Tenant Improvements, including but not limited to, architect's fees, plan check and permit fees, and fees for utility and telephone service hook-ups. The Tenant Improvements shall not include any improvements which Landlord, in its sole discretion, considers specialized, or any equipment or trade fixtures of Tenant, nor any improvements not shown on the Space Plan which Tenant may desire or governing agencies may require.

1.3 In the event that Tenant desires any change in the Tenant Improvements which is reasonable and practical (which shall be conclusively determined by the Architect), such change may only be requested by the delivery to Landlord by Tenant of a proposed written "Change Order" specifically setting forth the requested change. Landlord shall have five (5) business days from the receipt of the proposed Change Order to provide Tenant with the Architect's disapproval of the proposed change stating the reason(s) for such disapproval, or if the Architect approves the proposed change, the following items: (i) a summary of any increase in the cost caused by such change (the "Change Order Cost"), (ii) a statement of the number of days of any delay caused by such proposed change (the "Change Order Delay"), and (iii) a statement of the cost of the Change Order Delay (the "Change Order Delay Expense"), which Change Order Delay Expense shall be the product of the number of days of delay multiplied by $2,500.00. Tenant shall then have three (3) business days to approve the Change Order Cost, the Change Order Delay and the Change Order Delay Expense. If Tenant gives timely written notice of approval of the Change Order Cost, the Change Order Delay and the Change Order Delay Expense, Landlord shall promptly execute the Change Order and cause the appropriate changes to the Plans and Specifications to be made. Tenant's approval shall include full payment of the Change Order Cost and Change Order Delay Expense. If Tenant fails to respond to Landlord within said three (3) business day period, the Change Order Cost, the Change Order Delay and the Change Order Delay Expense shall be deemed disapproved by Tenant and Landlord shall have no further obligation to perform any work set forth in the proposed Change Order. The Change Order Cost shall include all costs associated with the Change Order, including, without limitation, architectural fees and construction costs, as conclusively determined by the Architect and the General Contractor, respectively, together with a five percent (5%) fee of these costs as reimbursement for the expense of administration and coordination of such Change Order by Landlord. The Change Order Delay shall include all delays caused by the Change Order, including, without limitation, all architectural and construction delays, as conclusively determined by the Architect and the General Contractor, respectively.

1.4 Landlord hereby to assign to Tenant, upon request, the benefit of any and all contractor's and manufacturer's warranties received by Landlord in connection with the construction of the Tenant Improvements.

LANDLORD'S INITIALS ILLEGIBLE                           TENANT'S INITIALS ______
                   ----------

                                  EXHIBIT B-1
                                  -----------

                                  SPACE PLAN
                                  ----------

                                   EXHIBIT C
                                   ---------

                         COMMENCEMENT DATE MEMORANDUM
                         ----------------------------

          With respect to that certain lease ("Lease") dated ___________, 19 __, between __________________, a_________________("Tenant"), and Catellus
Development Corporation, a Delaware corporation ("Landlord"), whereby Landlord leased to Tenant and Tenant leased from Landlord approximately _______ rentable square feet of the building located at ________________________("Premises"), Tenant hereby acknowledges and certifies to Landlord as follows:

       (1) Landlord delivered possession of the Premises to Tenant in a Substantially completed condition on _____________________ ("Possession Date");

       (2) The Commencement Date is _________________________

       (3) The Premises contain ________ square feet of space; and

       (4) Tenant has accepted and is currently in possession of the Premises and the Premises are acceptable for Tenant's use.



   IN WITNESS WHEREOF, this Commencement Date Memorandum is executed this _____ day of _____________, 199_.


                                   "Tenant"

                                   _______________________________

                                   a _____________________________



                                   By: ___________________________
                                     Its: ________________________


                                   By: ___________________________
                                     Its: ________________________

[LOGO]    CERTIFICATE OF INSURANCE                         ISSUE DATE (MM/DD/YY)
--------------------------------------------------------------------------------

PRODUCER                                         THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS
                                                 NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND,
                                                 EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.
                                                --------------------------------------------------------------------------------
                                                                   COMPANIES AFFORDING COVERAGE
                                                            (Must have  "Best" Rating of "A, B" or better)
                                                --------------------------------------------------------------------------------
                                                COMPANY
                                                LETTER   A
                                                --------------------------------------------------------------------------------
----------------------------------
                                                COMPANY
INSURED                                         LETTER   B
                                                --------------------------------------------------------------------------------
                                                COMPANY
                                                LETTER   C
                                                --------------------------------------------------------------------------------
                                                COMPANY  D
                                                LETTER
                                                --------------------------------------------------------------------------------
                                                COMPANY  E
                                                LETTER
--------------------------------------------------------------------------------------------------------------------------------

COVERAGES

   THIS IS TO CERTIFY THAT POLICIES OF INSURANCE LISTED BELOW HAVE SEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN. THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS, AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

--------------------------------------------------------------------------------------------------------------------------------
CO         TYPE OF INSURANCE                        POLICY NUMBER         POLICY EFFECTIVE         POLICY EXPIRATION
LTR                                                 DATE (MM/DD/YY)       DATE (MM/DD/YY)          DATE (MM/DD/YY)
--------------------------------------------------------------------------------------------------------------------------------
        GENERAL LIABILITY
        [X] COMMERICAL GENERAL LIABILITY
        [_] [_] CLAIMS MADE  [X] OCCURRENCE
        [X] OWNER'S & CONTRACTORS PROTECTIVE
        [X] Railroad Prot. Liab.
        [X] X C 11 Included
--------------------------------------------------------------------------------------------------------------------------------
        AUTOMOBILE LIABILITY
        [X] ANY AUTO
        [_] ALL DAMAGED AUTOS
        [_] SCHEDULED AUTOS
        [X] HIRED AUTOS
        [X] NON-OWNED AUTOS
        [X] GARAGE LIABILITY
        [_] ___________________
--------------------------------------------------------------------------------------------------------------------------------
        EXCESS LIABILITY
        [X] Following Form
        [_] OTHER THAN UMBRELLA FORM
--------------------------------------------------------------------------------------------------------------------------------
           WORKERS COMPENSATION
                 AND
           EMPLOYERS' LIABILITY
--------------------------------------------------------------------------------------------------------------------------------
        OTHER

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
CO         TYPE OF INSURANCE                                      ALL LIMITS IN THOUSANDS
LTR
--------------------------------------------------------------------------------------------------------------------
      GENERAL LIABILITY                                           GENERAL AGGREGATE                     $ 2,000
                                                                  --------------------------------------------------
      [X] COMMERICAL GENERAL LIABILITY                            PRODUCTS -COMP/OPS AGGREGATE          $ 2,000
                                                                  --------------------------------------------------
      [_] [_] CLAIMS MADE  [X] OCCURRENCE                         PERSONAL & ADVERTISING [ILLEGIBLE]    $ 2,000
                                                                  --------------------------------------------------
      [X] OWNER'S & CONTRACTORS PROTECTIVE                        EACH OCCURRENCE                       $ 2,000
                                                                  --------------------------------------------------
      [X] Railroad Prot. Liab.                                    FIRE DAMAGE (ANY ONE FIRE)            $    50
                                                                  --------------------------------------------------
      [X] X C 11 Included                                         MEDICAL EXPENSE (ANY ONE PERSON)      $     5
--------------------------------------------------------------------------------------------------------------------
        AUTOMOBILE LIABILITY
        [X] ANY AUTO                                              CK             $ 2,000
                                                                  --------------------------------------------------
        [_] ALL DAMAGED AUTOS                                     BODILY
                                                                  INJURY
        [_] SCHEDULED AUTOS                                       PER PERSON     $
                                                                  --------------------------------------------------
        [X] HIRED AUTOS                                           BODILY
                                                                  INJURY
        [X] NON-OWNED AUTOS                                       PER
                                                                  ACCIDENT
                                                                  --------------------------------------------------
        [X] GARAGE LIABILITY                                      PROPERTY
                                                                  DAMAGE         $
        [_] ___________________
--------------------------------------------------------------------------------------------------------------------
        EXCESS LIABILITY                                                                 EACH           AGGREGATE
                                                                                       OCCURRENCE
        [X] Following Form                                                       $                      $
        [_] OTHER THAN UMBRELLA FORM
--------------------------------------------------------------------------------------------------------------------
                                                                 STATUTORY
                                                                 ---------------------------------------------------
           WORKERS COMPENSATION                                     $ 1,000                (EACH ACCIDENT)
                 AND                                                $ 1,000                ([ILLEGIBLE] POLICY
           EMPLOYERS' LIABILITY                                     $ 1,000                ([ILLEGIBLE]- EACH EMPLOYEE
--------------------------------------------------------------------------------------------------------------------
        OTHER

--------------------------------------------------------------------------------------------------------------------


DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/RESTRICTIONS/SPECIAL ITEMS
  Certificate holder is named as additional insured as respects:

___________________________________________________________________  (Location)
Refer to Additional Insured endorsement attached. Aggregate limits apply per location.

CERTIFICATE HOLDER                                   CANCELLATION
CATELLUS DEVELOPMENT CORPORATION                     SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE
1065 N. PACIFICENTER DRIVE, SUITE 200                EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO
ANAHEIM, CA 92806                                    MAIL 60 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE
ATTN: ASSET MANAGEMENT                               LEFT
FAX (714) 237-7416                                   ____________________________________________________________________
                                                     AUTHORIZED REPRESENTATIVE

ACORD  EVIDENCE OF PROPERTY INSURANCE                           DATE (MM/DD/YY)

     THIS IS EVIDENCE THAT INSURANCE AS IDENTIFIED BELOW HAS BEEN ISSUED, IS IN FORCE, AND CONVEYS ALL THE RIGHTS AND PRIVILEGES AFFORDED UNDER THE POLICY. (Must have "Best" Rating of "A 8" OR Better

[ILLEGIBLE]                          Company


CODE            SUB-CODE

[ILLEGIBLE]                          LOAN NUMBER                       POLICY NUMBER


                                     EFFECTIVE DATE (MM/DD/YY)   OPERATION DATE (MM/DD/YY)            CONT. UNTIL
                                                                                                      TERMINATED
                                                                                                      [ILLEGIBLE]
                                     [ILLEGIBLE] REPLACES FROM EVIDENCE DATED:
------------------------------------------------------------------------------------------------------------------------

  PROPERTY INFORMATION
LOCATION/DESCRIPTION

     (provide address of leased premises)

--------------------------------------------------------------------------------------------------------------------------
COVERAGE INFORMATION


                           COVERAGE INFORMATION                                      AMOUNT OF INSURANCE   DEDUCTABLE
     Business Personal Property (including Tenants Improvements
          and Betterments, if applicable)                                            $ ______________      $ _____________

     Business Income (100% contribution)                                             $ ______________      $ _____________

     Boiler & Machinery (if applicable)                                              $ ______________      $ _____________
     Warehousers legal liability (if applicable)                                     $ ______________      $ _____________

     Replacement Cost Coverage, special form
--------------------------------------------------------------------------------------------------------------------------
REMARKS (Including Special Conclusions)

          Waiver of Subrogation provision included (per lease)

--------------------------------------------------------------------------------------------------------------------------

CANCELLATION

     THE POLICY IS SUBJECT TO THE PREMIUMS, FORMS, AND RULES IN EFFECT FOR EACH POLICY PERIOD. SHOULD THE POLICY BE TERMINATED, THE COMPANY WILL GIVE THE ADDITIONAL INTEREST IDENTIFIED BELOW 60 DAYS WRITTEN NOTICE, AND WILL SEND NOTIFICATION OF ANY CHANGES TO THE POLICY THAT WOULD AFFECT THAT INTEREST. IN ACCORDANCE WITH THE POLICY PROVISIONS OR AS REQUIRED BY LAW.

--------------------------------------------------------------------------------------------------------------------------
ADDITIONAL INTEREST

NAME AND ADDRESS                              NATURE OF INTEREST
CATELLUS DEVELOPMENT CORPORATION                [ILLEGIBLE]                            ADDITIONAL [ILLEGIBLE]
1065 N. PACIFICENTER DRIVE, SUITE 200
ANAHEIM, CA 92808                               LOSS PATEE                             (OTHERS)   Landlord
                                             -----------------------------------------------------------------------------
  ATTN: ASSET MANAGEMENT                     SIGNATURE OF AUTHORIZED AGENT OF COMPANY
FAX 714) 237-7416

ACORD 27 (2/88)                                                                          D ACORD CORPORATION 19[ILLEGIBLE]
--------------------------------------------------------------------------------------------------------------------------

                                  EXHIBIT  E
                                  ----------

                                PROHIBITED USES
                                ---------------

The following types of operations and activities are expressly prohibited on the
Premises:

     1.   automobile/truck maintenance, repair or fueling;

     2.   battery manufacturing or reclamation;

     3.   ceramics and jewelry manufacturing or finishing;

     4.   chemical (organic or inorganic) storage, use or manufacturing;

     5.   drum recycling;

     6.   dry cleaning;

     7.   electronic components manufacturing;

     8.   electroplating and metal finishing;

     9.   explosives manufacturing, use or storage;

     10.  hazardous waste treatment, storage, or disposal;

     11.  leather production, tanning or finishing;

     12.  machinery and tool manufacturing;

     13.  medical equipment manufacturing and hospitals;

     14.  metal shredding, recycling or reclamation;

     15.  metal smelting and refining;

     16.  mining;

     17.  paint, pigment and coating operations;

     18.  petroleum refining;

     19.  plastic and synthetic materials manufacturing;

     20.  solvent reclamation;

     21.  tire and rubber manufacturing;

     22.  above- and/or underground storage tanks; and

     23.  residential use or occupancy.

                                   EXHIBIT F
                                   ---------

                               CORRECTION ITEMS
                               ----------------

                                   EXHIBIT G
                                   ---------

                          TENANT ESTOPPEL CERTIFICATE
                          ---------------------------

     To:  Bank of America National Trust
          and Savings Association ("Bank")
          Real Estate Industries Division No. _______
          ____________________________________
          ____________________________________
          Attn: ______________________________

     Re:  Lease Dated:             __________________
          Current Landlord:        __________________
          Current Tenant:          __________________
          Square Feet:             Approximately ____
          Floor(s):                __________________
          Located at:              __________________



     ____________ ("Tenant") hereby certifies that as of ________________, 199_.

     1. Tenant is the present owner and holder of the tenant's interest under the lease described above, as it may be amended to date (the "Lease") with ________________ as Landlord (who is called "Borrower" for the purposes of this Certificate). (USE THE NEXT SENTENCE IF THE LANDLORD OR TENANT NAMED IN THE
               ------------------------------------------------------------
LEASE IS A PREDECESSOR TO THE CURRENT LANDLORD OR TENANT.) [The original
--------------------------------------------------------
landlord under the Lease was _____________________, and the original tenant under the Lease was ________________.] The Lease covers the premises commonly known as ________________ (the "Premises") in the building (the "Building") at the address set forth above.

               (CHOOSE ONE OF THE FOLLOWING SECTION 2(a)s BELOW)
               -------------------------------------------------

     [2. (a) A true, correct and complete copy of the Lease (including all modifications, amendments, supplements, side letters, addenda and riders of and to it) is attached to this Certificate as Exhibit A.]

     [2   (a) The attached Exhibit A accurately identifies the Lease and all
                           ---------
modifications, amendments, supplements, side letters, addenda and riders of and to it.]

          (b)  (IF APPLICABLE) [The Lease provides that in addition to the
                -------------
Premises, Tenant has the right to use or rent ______ [assigned/unassigned] parking spaces near the Building or in the garage portion of the building during the term of the Lease.]

          (c) The term of the Lease commenced on _________ 199__ and will expire on ______________, ___, including any presently exercised option or renewal term. (CHOOSE ONE OF THE FOLLOWING TWO SENTENCES.) [Tenant has no option
               -----------------------------------------
or right to renew, extend or cancel the Lease, or to lease additional space in the Premises or Building, or to use any parking (IF APPLICABLE) [other than that
                                                 -------------
specified in Section 2(b) above].] [Except as specified in Paragraph(s) _______ of the Lease (copy attached), Tenant has no option or right to renew, extend or cancel the Lease, or to lease additional space in the Premises or Building, or to use any parking (IF APPLICABLE) [other than that specified in Section 2(b)
                    -------------
above].]

                  (CHOOSE ONE OF THE FOLLOWING SECTION 2(d)s)
                   -----------------------------------------

          [(d) Tenant has no option or preferential right to purchase all or any part of the Premises (or the land of which the Premises are a part). Tenant has no right or interest with respect to the Premises or the Building other than as Tenant under the Lease.]

          [(d) Except as specified in Paragraph(s) ___________ of the Lease (copy attached), Tenant has no option or preferential right to purchase all or any part of the Premises (or the land of which the Premises are a part). Except for the foregoing, Tenant has no right or interest with respect to the Premises or the Building other than as Tenant under the Lease.]

          (e) The annual minimum rent currently payable under the Lease is $___________ and such rent has been paid through _____________, 199__. (IF
                                                                        --
APPLICABLE) [The annual percentage rent currently payable under the Lease is at
----------
the rate of _______ and such rent has been paid through ______________, 199_.]

          (f)  (IF APPLICABLE) [Additional rent is payable under the Lease
                -------------
for (i) operating, maintenance or repair expenses, (ii) property taxes, (iii) consumer price index cost of living adjustments, or (iv) percentage of gross sales adjustments (i.e., adjustments made based on underpayments of percentage
                   ----
rent). Such additional rent has been paid in accordance with Borrower's rendered bills through ___________, 199_. The base year amounts for additional rental items are as follows: (1) operating, maintenance or repair expenses $________________ (2) property taxes $___________, and (3) consumer price index
______________ (please indicate base year CPI level).]

          (g) Tenant has made no agreement with Borrower or any agent, representative or employee of Borrower CONCERNING FREE RENT, PARTIAL rent, rebate of rental payments or any other similar rent concession (IF APPLICABLE)
                                                                -------------
[except as expressly set forth in Paragraph(s) ___ of the Lease (copy attached)].

          (h) Borrower currently holds a security deposit in the amount of $_____________ which is to be applied by Borrower or returned to Tenant in accordance with Paragraph(s) __ of the Lease. Tenant acknowledges and agrees that Bank shall have no responsibility or liability for any security deposit, except to the extent that any security deposit shall have been actually received by Bank.

     3. (a) The Lease constitutes the entire agreement between Tenant and Borrower with respect to the Premises, has not been modified changed, altered or amended and is in full force and effect in the form (CHOOSE ONE) [attached
                                                     ----------
as/described in] Exhibit A. There are no other agreements, written or oral, which affect Tenant's occupancy of the Premises.

          (b) All insurance required of Tenant under the Lease has been provided by Tenant and all premiums have been paid.

          (c) To the best knowledge of Tenant, no party is in default under the Lease. To the best knowledge of Tenant, no event has occurred which, with the giving of notice or passage of time, or both, would constitute such a default.
          (d) The interest of Tenant in the Lease has not been assigned or encumbered. Tenant is not entitled to any credit against any rent or other charge or rent concession under the Lease except as set forth in the Lease. No rental payments have been made more than one month in advance.

     4. All contributions required to be paid by Borrower to date for improvements to the Premises have been paid in full and all of Borrower's obligations with respect to tenant improvements have been fully performed. Tenant has accepted the Premises, subject to no conditions other than those set forth in the Lease.

     5. Neither Tenant nor any guarantor of Tenant's obligations under the Lease is the subject of any bankruptcy or other voluntary or involuntary proceeding, in or out of court, for the adjustment of debtor-creditor relationships.

     6. (a) As used here, "Hazardous Substance" means any substance, material or waste (including petroleum and petroleum products) which is designated, classified or regulated as being "toxic" or "hazardous" or a "pollutant" or which is similarly designated, classified or regulated, under any federal, state or local law, regulation or ordinance.

          (b) Tenant represents and warrants that it has not used, generated, released, discharged, stored or disposed of any Hazardous Substances on, under, in or about the Building or the land on which the Building is located (IF
                                                                       --
APPLICABLE) [,other than Hazardous Substances used in the ordinary and
----------
commercially reasonable course of Tenant's business in compliance with all applicable laws]. (IF APPLICABLE) [Except for such commercially reasonable use
                   -------------
by Tenant,] Tenant has no actual knowledge that any Hazardous Substance is present, or has been used, generated, released, discharged, stored or disposed of by any party, on, under, in or about such Building or land.

     7.   Tenant hereby acknowledges that Borrower (CHOOSE ONE) [intends to
                                                    ----------
encumber/has encumbered] the property containing the Premises with a Deed of Trust in favor of Bank. Tenant acknowledges the right of Borrower, Bank and any and all of Borrower's present and future lenders to rely upon the statements and representations of Tenant contained in this Certificate and further acknowledges that any loan secured by any such Deed of Trust or further deeds of trust will be made and entered into in material reliance on this Certificate.

     8. Tenant hereby agrees to furnish Bank with such other and further estoppel as Bank may reasonably request.




                                        ___________________________


                                        By:________________________

                                        Name:______________________

                                        Title: ____________________

                            PARTICIPATION AGREEMENT
                            -----------------------

     THIS PARTICIPATION AGREEMENT ("Agreement") is made and entered into as of this 4/th/ day of DEC., 1995 by and between LA MIRADA REDEVELOPMENT AGENCY, a public body, corporate and politic ("Agency"), and MOHAWK INDUSTRIES, INC., a Georgia corporation ("Participant"), with reference to the following:

                                   RECITALS
                                   --------

     A. Agency exists and is organized under, and exercises governmental functions and powers pursuant, to the Community Redevelopment Law of the State of California (California Health and Safety Code Section 33000, et seq.).
               ---------------------------------                ------

     B. Agency desires to implement that certain Redevelopment Plan For Project Area I adopted by Ordinance No. 221 of the City Council of the City of La Mirada ("City") on July 16, 1974, as amended by Ordinance No. 390 on December 23, 1986 and further amended by Ordinance No. 420 on June 28, 1998 (the "Redevelopment Plan").

     C. Participant has acquired, or intends to acquire, fee title to, or a leasehold interest in, certain real property located at 16400 Trojan Way, La Mirada, California, which real property had previously been developed urban use property and which real property, is identified and described in Exhibit A
                                                                 ---------
attached hereto (the "Property"), for the purpose of developing and operating an approximately 220,000 square foot distribution and sales facility for sale and/or distribution of carpeting and related products.

     D. In connection with implementation of the Redevelopment Plan, Agency desires to encourage and provide for Participant's proposed development, improvement and use of the Property on the terms and conditions contained herein.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Agency and Participant agree as follows:

     1.   Recitals. Each of the recitals set forth above is true and correct,
          --------
and is incorporated herein by this reference.

     2.   Purpose. This Agreement is intended to effectuate the California
          -------
Community Redevelopment Law of the State of California (California Health and
                                                        ---------------------
Safety Code Section 33000, et seq.) by
-----------                ------
providing for the development, improvement and use of the Property. In particular, but without limitation, the development, improvement and use of the Property as contemplated in this Agreement will assist in the generation of additional sales tax and property tax revenues to the City and Agency as well as assist in the creation of additional jobs and economic opportunities for the residents of the City. Consequently, the development, improvement and use of the Property as contemplated herein, and the fulfillment generally of this Agreement, are in the vital and best interests of the City and the welfare of its residents, and in accordance with the public purposes and provisions of applicable federal, state and local laws and requirements.

     3.   Financial Assistance. In consideration of Participant's development,
          --------------------
improvement, use and operation of the Property and its entry into this Agreement, for a period of up to ten (10) years Agency shall periodically pay to Participant the Specified Amount (as defined below) at the times, in the amounts and subject to the conditions contained herein.

          3.1  Conditions Precedent. Notwithstanding anything to the contrary
               --------------------
contained in this Agreement, Agency's obligation to pay the Specified Amount to Participant is expressly contingent and conditional upon (i) Participant paying any and all taxes applicable to or arising out of Participant's ownership (whether a fee or leasehold interest), operation, use and/or enjoyment of the Property (including, without limitation, all taxes attributable to sales occurring on the Property), (ii) Participant timely delivering to Agency full and complete copies of the Sales Tax Reports (as defined below), (iii) City receiving and having the legal right under state law to retain and control the disposition of its portion of all Sales Tax Revenues (as defined below), (iv) Participant retaining and continuing to solely own either fee title or a leasehold interest in the Property in its entirety, and (v) Participant's continued use and occupancy of substantially all of the Property in compliance with all of the terms of this Agreement including, without limitation, use and operation of the Property for the purpose of sale and distribution of carpeting and related products (the "Specified Use") as provided in Paragraph 5.1 below,
                                                          -------------
maintenance of the Property as provided in Paragraph 5.2 below, and compliance
                                           -------------
with the non-discrimination provisions of Paragraph 19 below. In the event that
                                          ------------
any or all of conditions (i) through (v) above shall not be satisfied or shall no longer be satisfied, Agency shall be relieved of its obligations under this Agreement for payment of the Specified Amount and Agency may terminate this Agreement upon written notice to Participant.

          3.2  Specified Amount.  As used herein, the term "Specified Amount"
               ----------------
shall mean the following:

          (a) for the first and second Contract Years (as defined below), the Specified Amount shall be an amount equal to the sum of (1) one hundred percent (100%) of the Sales Tax Revenues for each Contract Year in excess of $150,000 but not exceeding $300,000, and (2) fifty percent (50%) of the Sales Tax Revenue for each Contract Year in excess of $300,000.

          (b) for the third, fourth and fifth Contract Years, the Specified Amount shall be an amount equal to the sum of (1) one hundred percent (100%) of the Sales Tax Revenues for each Contract Year in excess of $200,000 but not exceeding $400,000, and (2) fifty percent (50%) of the Sales Tax Revenue for each Contract Year in excess of $400,000.

          (c) for the sixth through tenth Contract Years, the Specified Amount shall be an amount equal to the sum of (1) one hundred percent (100%) of the Sales Tax Revenues for each Contract Year in excess of $250,000 but not exceeding $500,000, and (2) fifty percent (50%) of the Sales Tax Revenue for each Contract Year in excess of $500,000.

The Specified Amount due Participant under this Agreement shall be paid by Agency in arrears, on an annual basis, within sixty (60) days of City's and/or Agency's receipt of all of its share of such Sale Tax Revenues during the preceding four (4) calendar quarters.

          3.3  Contract Year. As used herein, the term "Contract Year" shall
               -------------
mean a period of four (4) full calendar quarters. The first Contract Year shall be deemed to have commenced as of the first day of the calendar quarter in which Participant shall have substantially opened for business at the Property. For example, if Participant were to substantially open for business on July 15, 1995, the first Contract Year would be deemed to have commenced as of July 1, 1995 and each subsequent Contract Year would be deemed to have commenced as of July 1 of such subsequent years.

          3.4  Sales Tax Revenues. As used herein, the term "Sales Tax Revenues"
               ------------------
shall mean the total tax revenues paid by Participant and ultimately remitted by the State Board of Equalization to City and/or Agency (the disposition of which under then applicable state law is controlled by City and/or Agency) with respect to the sale of any carpeting, related products or incidental goods sold on the Property, or from a point of sale location outside the City, pursuant to the Bradley-Burns Uniform Sales and Use Tax Law (California Revenue and Taxation
                                                 -------------------------------
Code Section 7200 et seq.), as such law may be amended from time to time;
----              ------
provided, however, that such tax revenues, for the purposes of this Agreement, shall be deemed never to exceed a maximum of one percent (1%) of the total taxable sales on the

Property or from such other point of sale location outside the City.

          3.5  Sales Tax Reports. As used herein, the term "Sales Tax Reports"
               -----------------
shall mean the statements and quarterly reports, and any other or supplemental reports, statements or submissions, actually filed or required to be filed by Participant with the State Board of Equalization relating to or in connection with the collection, remittance and/or calculation of Sales Tax Revenues from the Property and/or any other facilities owned or operated by Participant within the State of California. The Sales Tax Reports shall be delivered by Participant to Agency on or before January 31, April 30, July 31 and October 31 of each fiscal year (July 1-June 30).

          3.6  Termination. Agency's obligations under this Agreement for
               -----------
periodic payment of the Specified Amount to Participant shall terminate upon the earlier of (i) written notice by Agency to Participant of the occurrence of any of the events specified in Paragraph 3.1(i) through (v) above, (ii) breach of
                           ----------------------------
this Agreement by Participant, (iii) expiration of the tenth (10th) Contract Year, or (iv) written notice of termination by Participant to Agency pursuant to Paragraph 7 below. In addition, this Agreement shall terminate in the event that
-----------
Participant shall fail to acquire fee title to, or a leasehold interest in, all of the Property, and thereby qualify as "participant" within the meaning of the Redevelopment Plan, on or before December 31, 1995.

     4.   Compliance With Laws and Requirements. Participant acknowledges and
          -------------------------------------
agrees that the execution of this Agreement by Agency does not in any way constitute, nor shall the same be inferred to constitute, waiver by Agency or City of any applicable laws, regulations, requirements, permits, fees or agreements pertaining to or affecting Participant's acquisition, or proposed development, improvement, construction, occupancy or use, of the Property all of which shall continue to be and remain fully applicable and effective with the same force and effect as if this Agreement had never been executed by Agency and Participant.

     5.   Use and Maintenance of the Property. As additional consideration to
          -----------------------------------
Agency to enter into this Agreement, and as a material and substantial inducement to Agency in the absence of which Agency would not have entered into this Agreement, Participant agrees to use and maintain the Property as provided herein.

          5.1  Use of the Property. Participant shall continuously use and
               -------------------
operate substantially all of the Property for the Specified Use. Participant specifically acknowledges and agrees that, as provided in Paragraph 3.1(v)
                                                          ----------------
above, Participant's
continued use and operation of the Property for the Specified Use is a condition precedent to Agency's obligations under this Agreement. Participant covenants and agrees that Participant shall not either directly or indirectly, in its own name or in the name of any affiliated entity, enter into any other sales tax subsidy agreement or a similar agreement with any other governmental agency or take any other action which would cause or facilitate the transfer to another location or locations of the sales contemplated in this Agreement to occur from the Property's operation for the Specified Use. In addition, Participant expressly covenants and agrees that for the full remaining term of the Redevelopment Plan and irrespective of the earlier expiration or termination of this Agreement, Participant shall not use or permit the use of the Property for any purpose other than the purposes authorized in the Redevelopment Plan.

     5.2  Maintenance of the Property. Participant covenants and agrees to
          ---------------------------
maintain all improvements on the Property in good condition and repair (and, as to landscaping, in a healthy condition) and in accordance with all other applicable laws, rules, ordinances, orders, and regulations of all federal, state, county, municipal, and other governmental agencies and bodies having or claiming jurisdiction and all their respective departments, bureaus, and officials. In addition, Participant shall keep the Property free from all graffiti and any accumulation of debris or waste material. Participant shall make all repairs and replacements necessary to keep the improvements in good condition and repair and shall promptly eliminate all graffiti and replace dead and diseased plants and landscaping with comparable approved materials. In the event that Participant breaches any of the covenants contained in this Paragraph
                                                                       ---------
5.2 and such default continues for a period of five (5) business days after
---
written notice from Agency (with respect to landscaping, graffiti, debris, waste material, and general maintenance) or thirty (30) days after written notice from Agency (with respect to building improvements), then Agency and/or City, in addition to whatever other remedy it may have at law or in equity, shall have the right to enter upon the Property and perform or cause to be performed all such acts and work necessary to cure the default. Pursuant to such right of entry, Agency and/or City shall be permitted (but are not required) to enter upon the Property and perform all acts and work necessary to protect, maintain, and preserve the improvements and landscaped areas on the Property, and to attach a lien on the Property, or to assess the Property, in the amount of the expenditures arising from such acts and work of protection, maintenance, and preservation by Agency and/or City and/or costs of such cure, including a fifteen percent (15%) administrative charge, which amount shall be promptly paid by Participant to Agency upon demand.

     In addition to any other remedy that Agency may have, it shall be entitled to pay to the City the amount of any duly imposed assessments against the Property, and to reduce the Specified Amount in a corresponding sum. Such assessments might include, but shall not be limited to, the amounts required for parking lot maintenance, landscape maintenance, graffiti removal or debris or hazardous waste removal. No such assessment shall be made unless the provisions of this Agreement have been complied with and the City's nuisance abatement procedures.

     6.   No Third-Party Beneficiaries. Nothing contained in this Agreement is
          ----------------------------
intended nor shall this Agreement be construed as creating any third party beneficiary to this Agreement, and no person or entity other than Agency and Participant, and to the extent expressly permitted hereunder their permitted successors and assigns, shall be authorized to enforce the provisions of this Agreement.

     7.   Indemnification. Participant shall indemnify, defend (with counsel
          ---------------
selected by Agency), protect and hold harmless Agency and City, and each of their officers, officials, employees and agents from and against any and all challenges (including, without limitation, CEQA challenge to the development, improvement or use of the Property as contemplated herein), claims, damages, liabilities, causes of action, losses and expenses (including, without limitation, attorneys' fees and costs) arising out of or incurred in connection with this Agreement and/or Participant's performance or non-performance hereof; provided, however, (i) in the event that any judicial action is filed against Agency by any third party challenging the validity or enforceability of this Agreement or seeking to prohibit the performance of this Agreement (including, without limitation, CEQA challenge to the development, improvement or use of the Property as contemplated herein), within thirty (30) days of receipt of written notice of such judicial action Participant may terminate this Agreement by written notice of termination to Agency, (ii) after that date which is one (1) year from the date Participant shall substantially open for business at the Property, Participant's obligation to indemnify, defend, protect and hold harmless Agency and City as provided in this paragraph shall be limited to challenges, claims, damages, liabilities, causes of action, losses and expenses (including, without limitation, attorneys' fees and costs) arising out of or incurred in connection with Participant's performance or non-performance hereof, and (iii) Participant shall have no obligation under this paragraph to indemnify, defend, protect and hold harmless Agency and the City from any challenges, claims, damages, liabilities, causes of action, losses and expenses (including, without limitation, attorneys' fees and costs) arising out of or incurred by reason of negligent acts or intentional misconduct of Agency or City.

     8.   Attorneys' Fees. If Agency or Participant institutes any legal action
          ---------------
or arbitration proceeding against the other in connection with any controversy related to, concerning or arising out of the Agreement, or any facts based upon or involving the Agreement, the prevailing party, whether in court, through arbitration, or by way of out-of-court settlement, shall be entitled to recover from the non-prevailing party such prevailing party's attorney's fees, court costs, expert witness fees and other expenses relating to such controversy, including such fees, costs and expenses on appeal, if any, and the arbitrator(s), if any, is hereby authorized to make such an award to the prevailing party in arbitration.

     9.   Entire Agreement. This Agreement shall constitute the entire agreement
          ----------------
between Agency and Participant with respect to the subject matter hereof, and all prior or contemporaneous negotiations and agreements relating thereto, whether oral or written, are merged herein and shall be of no further force or effect.

     10.  Time of the Essence. Time is of the essence of this Agreement and each
          -------------------
and every provision hereof.

     11.  Counterparts. Agency and Participant agree that this Agreement may be
          ------------
executed in two or more counterparts, each of which shall be an original but all of the same when taken together shall be deemed one and the same instrument.

     12.  Modifications. This Agreement may only be modified in writing pursuant
          -------------
to a written agreement executed by both Agency and Participant.

     13.  Notices. Any notice required or permitted to be given under this
          -------
Agreement, shall be in writing and personally delivered or sent by United States mail, registered or certified mail, or sent by Federal Express or other nationally recognized overnight delivery service, postage prepaid, return receipt requested, and addressed to the addressee at the address set forth below (or such other address as either party may from time to time specify in writing to the other in the manner provided herein), and shall be deemed to have been given upon the date of actual delivery (or refusal to accept delivery) as indicated on the return receipt.

     If to Agency:                      La Mirada Redevelopment Agency
                                        13700 La Mirada Boulevard
                                        La Mirada, CA 90638
                                        Attn:  Economic Development
                                               Department

     If to Participant:                 Mohawk Industries, Inc.

                                        P.O. Box 2208
                                        ---------------------------
                                        Dalton  GA   30722
                                        ---------------------------
                                        Attn:   Jack Sharpe
                                                -------------------

     14.  Assignment. Participant acknowledges and agrees that the rights,
          ----------
benefits, duties and obligations of Participant as provided in this Agreement are personal to Participant. Neither this Agreement nor any rights, benefits, duties or obligations of Participant may be assigned or delegated to any other person or entity except as follows:

          (a) upon compliance with the requirements of subparagraph (b) below, without the prior consent of Agency, Participant may assign all, but not a portion, of Participant's rights, benefits, duties and obligations under this Agreement to (i) any affiliated person or entity, any successor by merger or other entity resulting from a corporate reorganization ("Affiliated Transferee"), or (ii) any unaffiliated person or entity which will use and operate the Property for a retail sales and distribution center which is reasonably anticipated to produce Sales Tax Revenues from the Property comparable or in excess of that produced by Participant from the Property ("Unaffiliated Transferee");

          (b) each Affiliated Transferee or Unaffiliated Transferee (collectively, "Transferee") shall (i) acquire Participant's entire interest in the Property, (ii) continue to use, operate and maintain the Property as provided in this Agreement, and (iii) execute, acknowledge and deliver to Agency a written assumption agreement in form and substance reasonably acceptable to Agency.

Except as provided in subparagraph (a) above, any purported assignment or delegation by Participant without such consent, at Agency's option, shall be void and of no force or effect. Agency expressly reserves the right to assign and delegate its obligations under this Agreement.

     15.  Captions. The paragraph headings or captions used herein are for
          --------
convenience only and are not a part of this instrument and do not in any way limit, define or amplify the scope or intent of the terms and provisions hereof.

     16.  Invalidity of Provision. If any provision of this Agreement shall be
          -----------------------
adjudged by a court of competent jurisdiction to be void or unenforceable for any reason, the same shall in no way affect (to the maximum extent permissible by law) any other provision of this Agreement or the application of any such provision under circumstances different from those adjudicated by the court, or the validity or enforceability of the instrument as a whole.

     17.  Recording. At Agency's sole option to evidence of record Agency's
          ---------
acquisition of certain interests in the Property as specifically provided in this Agreement, within ten (10) days of Agency's written request to Participant, Participant shall execute, acknowledge and deliver to Agency a memorandum of this Agreement in the form attached hereto as Exhibit B, which memorandum may be
                                              ---------
filed and/or recorded by Agency in the office of the County Recorder of Los Angeles County, California.

     18.  Governing Law. This Agreement and the terms hereof shall be governed
          -------------
by and construed in accordance with the laws of the State of California.

     19.  Non-Discrimination.
          ------------------

          19.1 Obligation to Refrain from Discrimination. There shall be no
               -----------------------------------------
discrimination against, or segregation of, any persons, or group of persons, on account of race, color, creed, religion, sex, marital status, ancestry, or national origin in the enjoyment of the Property, nor shall Participant itself, or any person claiming under or through it, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use, or occupancy of tenants, lessees, subtenants, sublessees, or vendees of the Property or any portion thereof.

          19.2 Form Non-Discrimination and Non-Segregation Clauses. Participant
               ---------------------------------------------------
shall refrain from restricting the rental, sale, or lease of any portion of the Property, or contracts relating to the Property, on the basis of race, color, creed, religion, sex, marital status, ancestry, or national origin of any person. All such deeds, leases or contracts shall contain or be subject to substantially the following non-discrimination or non-segregation clauses:

          (a) In deeds: "The grantee herein covenants by and for himself or herself, his or her heirs, executors, administrators, and assigns, and all persons claiming under or through them, that there shall be no discrimination against or segregation of any person or group of persons on account of race, color, creed, religion, sex, marital status, ancestry, or national origin in the sale, lease, sublease, transfer, use, occupancy, tenure, or enjoyment of the land herein conveyed, nor shall the grantee or any person claiming under or through him or her, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use, or occupancy of tenants, lessees, sublessees, or vendees in the land herein conveyed. The foregoing covenants shall run with the land."

          (b) In leases: "The lessee herein covenants by and for himself or herself, his or her heirs, executors, administrators, and assigns, and all persons claiming under or through him or her, and this lease is made and accepted upon and subject to the following conditions:

          "That there shall be no discrimination against or segregation of any person or group of persons on account of race, color, creed, religion, sex, marital status, ancestry, or national origin in the leasing, subleasing, transferring, use, occupancy, tenure, or enjoyment of the land herein leased, nor shall the lessee himself, or any person claiming under or through him or her, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use, or occupancy of tenants, lessees, sublessees, subtenants, or vendees in the land herein leased."

          (c) In contracts: "That there shall be no discrimination against or segregation of any person or group of persons on account of race, color, creed, religion, sex, marital status, ancestry, or national origin in the leasing, subleasing, transferring, use, occupancy, tenure, or enjoyment of the land herein leased, nor shall the transferee himself, or any person claiming under or through him or her establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use, or occupancy of tenants, lessees, sublessees, subtenants, or vendees of land."

          19.3 Effect of Covenants. Agency is deemed a beneficiary of the terms
               -------------------
and provisions of this Agreement and of the restrictions and covenants for and in its own right and for the purposes of protecting the interests of the community and other parties, public or private, in whose favor and for whose benefit the covenants have been provided. Agency shall have the right, if any of the covenants set forth in this Agreement which are provided for its benefit are breached, to exercise all rights and remedies and to maintain any actions or suits at law or in equity or other proper proceedings to enforce the curing of such breaches to which it or any other beneficiaries of such covenants may be entitled.

     IN WITNESS WHEREOF, Agency and Participant have executed this Agreement in duplicate as of the day and year first above written.

AGENCY:
------

LA MIRADA REDEVELOPMENT AGENCY


By: /s/ C. David Peters
   ----------------------------
   C. David Peters, Chairman


                                             Attest:   /s/ Gail A. Vasquez
                                                       -----------------------
                                                       Gail A. Vasquez
                                                       Assistant Secretary

                           Approved as to form:        /s/ Scott D. Rogers
                                                       -------------------------
                                                       Scott D. Rogers
                                                       Landels, Ripley & Diamond
                                                       Attorneys for Agency


PARTICIPANT:
-----------

MOHAWK INDUSTRIES, INC.,
a Georgia corporation


By: /s/ [SIGNATURE ILLEGIBLE]
   ----------------------------
Its: President
    ---------------------------


By: /s/ [SIGNATURE ILLEGIBLE]
   ----------------------------
Its: ILLEGIBLE
    ---------------------------

                                   EXHIBIT A
                            DESCRIPTION OF PROPERTY
                            -----------------------

     PARCEL 1 OF PARCEL MAP NO. 1492 AS SHOWN ON MAP FILED IN BOOK 28, PAGE 88, OF PARCEL MAPS FILED NOVEMBER 18, 1990 IN THE OFFICE OF THE COUNTY RECORDER OF LOS ANGELES COUNTY, CALIFORNIA

                                   EXHIBIT B

Recording Requested By and
When Recorded Mail To:

LA MIRADA REDEVELOPMENT AGENCY
13700 La Mirada Boulevard
La Mirada, CA 90638
Attn:     Economic Development Department

--------------------------------------------------------------------------------

                              MEMORANDUM OF AGREEMENT
                              -----------------------

     THIS MEMORANDUM OF AGREEMENT (this "Memorandum") is made and entered into as of the 4th day of December, 1995 by and among MOHAWK INDUSTIES, INC., a Georgia corporation ("Participant"), and LA MIRADA REDEVELOPMENT AGENCY, a public body, corporate and politic ("Agency"), with reference to the following:

                                R E C I T A L S
                                ---------------

     A:   Participant is the current owner of a leasehold or fee title interest in and to certain real property located in the City of La Mirada, State of California and more particularly described in attached Exhibit 1 (the "Property").

     B. Participant and Agency have entered that certain unrecorded Participation Agreement dated as of ___________, 1995 (the "Agreement"). The Agreement provides, among other things, that Agency will make certain financial assistance available to Participant and that Participant will develop, improve, use and maintain the Property, all as more specifically provided therein.

     C. Pursuant to the Agreement, Participant and Agency have agreed to record this Memorandum to reflect of record and provide notice of the Agreement and Agency's acquisition of certain interests in the Property.

                               A G R E E M E N T
                               -----------------

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Participant and Agency for themselves and all of their respective successors and assigns acknowledge and agree as follows:

     1.   Recitals; Incorporation of Agreement: Definitions.  Each of the
          -------------------------------------------------
recitals set forth above is true and correct and is incorporated herein by this reference. All of the terms and conditions of the Agreement are incorporated herein by this reference with the same effect as if set forth herein in full. All words and phrases having their initial letters capitalized in this Memorandum and not specifically defined herein shall have the meanings set forth in the Agreement.

     2.   Financial Assistance From Agency. As provided in the Agreement, Agency
          --------------------------------
does hereby agree to pay to Participant the Specified Amount at the times, in the amounts and subject to the terms and conditions set forth in the Agreement.

     3.   Grant of Interest; Covenants of Participant. As provided in the
          -------------------------------------------
Agreement, Participant does hereby agree to, and grants to Agency an interest in the Property sufficient to cause Participant to, comply with applicable laws, use and maintain the Property and indemnify Agency and the City of La Mirada as provided in and subject to the terms and conditions set forth in the Agreement. Without limiting the foregoing, as provided in the Agreement, Participant specifically covenants and agrees that the Property shall only be used and operated for the purpose of sale and distribution of carpeting and related products.

     4.   Covenant Running With the Land. The Agreement and this Memorandum
          ------------------------------
shall be and constitute a covenant running with the land, such that this Agreement and this Memorandum shall be binding and effective against the Property and each and every current and subsequent owner of all or any portion of the Property or right or interest therein.

     5.   Interpretation. In the event of any conflict between the terms
          --------------
contained in this Memorandum and the terms contained in the Agreement, the terms contained in the Agreement shall prevail and be controlling.

         IN WITNESS WHEREOF, Agency and Participant have executed this Memorandum effective as of the date first set forth above.

AGENCY:
------

LA MIRADA REDEVELOPMENT AGENCY


By: _______________________________
    C. David Peters, Chairman

                                            Attest:  _____________________
                                                     Gail A. Vasquez,
                                                     Assistant Secretary

                           Approved as to form:      ___________________
                                                     Scott D. Rogers
                                                     Landels, Ripley & Diamond
                                                     Attorneys for Agency

PARTICIPANT :
-----------

MOHAWK INDUSTRIES, INC.
a Georgia corporation
By: _________________________
Its : _______________________


By : ________________________
Its: ________________________

                      [ALL SIGNATURES TO BE ACKNOWLEDGED]

                                   EXHIBIT 1
                            DESCRIPTION OF PROPERTY
                            -----------------------

     PARCEL 1 OF PARCEL MAP NO. 1492 AS SHOWN ON MAP FILED IN BOOK 28, PAGE 88, OF PARCEL MAPS FILED NOVEMBER 18, 1990 IN THE OFFICE OF THE COUNTY RECORDER OF LOS ANGELES COUNTY, CALIFORNIA

                        SINGLE TENANT INDUSTRIAL LEASE
                        ------------------------------

                                Effective Date: December 4, 1995
                                (The date set forth below Landlord's signature.)


                                BASIC LEASE INFORMATION
                                -----------------------

Landlord:                       CATELLUS DEVELOPMENT CORPORATION, a Delaware
                                corporation

Landlord's Address
     For Notice:                1065 N. PacifiCenter Drive, Suite 200
                                Anaheim, CA 92806
                                Attn: Asset Management
                                Telephone: (714) 630-8100
                                Fax: (714) 237-7416

Landlord's Address
     For Payment of Rent:       File #53694
                                Los Angeles, CA 90074-3694

Tenant:                         MOHAWK INDUSTRIES, INC., a Georgia corporation

Tenant's Address
     For Notice:                P.O. Box 2208
                                ---------------------------------
                                Dalton CA, 30722
                                ---------------------------------
                                Attn: Jack Sharpe
                                     ----------------------------
                                Telephone: 706-277-1100
                                          -----------------------
                                Fax:  706-277-1440
                                    -----------------------------

Project:                        16400 Trojan Way

Building:                       Approximately 220,000 rentable square feet as
                                shown in Exhibit A.
                                         ---------
Building Address:
     Street:                    16400 Trojan Way
     City and State:            La Mirada, CA 90638
     Lot:                       The tax parcel on which the Building is located.

Term:                           Sixty (60) months

Estimated Commencement
     Date:                      September 1, 1996

Base Rent Per Month:            Seventy Four Thousand Eight Hundred Dollars
                                ($74,800.00)

Security Deposit:               None

Broker:                         Lee & Associates

Lease Year:                     Shall refer to each three hundred sixty-five
                                (365) day period during the Term commencing on the Commencement Date and on each anniversary thereof.

Permitted Uses:                 Warehousing and distribution of carpet and no
                                other uses shall be permitted without the prior written consent of Landlord.

                                      (i)

EXHIBITS

          A   -  Building\Lot-Premises
          B   -  Work Letter
          B-1 -  Space Plan
          C   -  Commencement Date Memorandum
          D   -  Insurance Certificate
          E   -  Prohibited Uses
          F   -  Correction Items
          G   -  Estoppel Certificate


         The Basic Lease Information set forth above and the Exhibits attached hereto are incorporated into and made a part of the following Lease. Each reference in this Lease to any of the Basic Lease Information shall mean the respective information above and shall be construed to incorporate all of the terms provided under the particular Lease paragraph pertaining to such information. In the event of any conflict between the Basic Lease Information and the provisions of the Lease, the latter shall control.

                  LANDLORD [ILLEGIBLE] AND TENANT (JV) AGREE.
                            initial          initial

                                     (ii)

                               Table of Contents
                               -----------------

                                                                            Page
                                                                            ----
1.      PREMISES.........................................................      1
        1.1    Premises..................................................      1
        1.2    Reserved Rights...........................................      1

2.      TERM.............................................................      1
        2.1   Lease Term and Commencement Date...........................      1
        2.2   Possession.................................................      1

3.      RENT.............................................................      2
        3.1   Rent.......................................................      2
        3.2   Late Charge and Interest...................................      2
        3.3   Intentionally Omitted......................................      2

4.      UTILITIES........................................................      2

5.      TAXES............................................................      2
        5.1   Real Property Taxes........................................      2
        5.2   Personal Property Taxes....................................      3

6.      TRIPLE NET LEASE.................................................      3

7.      INSURANCE........................................................      3
        7.1   Landlord...................................................      3
        7.2   Tenant ....................................................      3
        7.3   General....................................................      4
        7.4   Indemnity..................................................      4
        7.5   Exemption of Landlord from Liability.......................      5

8.      REPAIRS AND MAINTENANCE..........................................      5
        8.1   Landlord...................................................      5
        8.2   Tenant.....................................................      5
        8.3   Roof - Repair and Replacement..............................      6
        8.4   Condition of the Premises..................................      6

9.      ALTERATIONS......................................................      6
        9.1   Trade Fixtures; Alterations................................      6
        9.2   Damage; Removal............................................      6
        9.3   Liens......................................................      6

10.     USE..............................................................      7

11.     ENVIRONMENTAL MATTERS............................................      7
        11.1  Hazardous Materials........................................      7
        11.2  Indemnification............................................      7
        11.3  Landlord's Disclosure......................................      8
        11.4  Storage Tank Removal.......................................      8

12.     DAMAGE AND DESTRUCTION...........................................      8
        12.1  Casualty...................................................      8
        12.2  Tenant's Fault ............................................      8
        12.3  Uninsured Casualty.........................................      9
        12.4  Waiver.....................................................      9

13.     EMINENT DOMAIN...................................................      9
        13.1  Total Condemnation ........................................      9
        13.2  Partial Condemnation.......................................      9
        13.3  Award......................................................      9
        13.4  Temporary Condemnation.....................................      9

                                     (iii)

14.     DEFAULT.............................................................  9
        14.1  Events of Defaults............................................  9
        14.2  Remedies...................................................... 10
        14.3  Cumulative.................................................... 11

15.     ASSIGNMENT AND SUBLETTING........................................... 11

16.     ESTOPPEL, ATTORNMENT AND SUBORDINATION.............................. 11
        16.1  Estoppel...................................................... 11
        16.2  Subordination................................................. 11
        16.3  Attornment.................................................... 12

17.     MISCELLANEOUS....................................................... 12
        17.1  General....................................................... 12
        17.2  Signs ........................................................ 12
        17.3  Waiver........................................................ 12
        17.4  Financial Statements.......................................... 13
        17.5  Limitation of Liability....................................... 13
        17.6  Notices....................................................... 13
        17.7  Brokerage Commission ......................................... 13
        17.8  Authorization................................................. 13
        17.9  Holding Over, Surrender....................................... 13
        17.10 Joint and Several............................................. 13
        17.11 Covenants and Conditions...................................... 13
        17.12 Addenda....................................................... 13

                                     (iv)

1.   PREMISES.
     --------

     1.1  Premises. Landlord hereby leases to Tenant the Building and that
          --------
portion of the Lot (or all thereof if the Building constitutes the material improvement thereon) upon which the same is situated (hereinafter collectively referred to as the "Premises") as shown on Exhibit A attached hereto.
                                           ---------

     1.2  Reserved Rights. Landlord reserves the right to enter the Premises
          ---------------
upon reasonable notice to Tenant (except in case of an emergency) and/or to undertake the following: inspect the Premises and/or the performance by Tenant of the terms and conditions hereof; grant easements on the Project, dedicate for public use portions thereof and record covenants, conditions and restrictions ("CC&R's") affecting the Project and/or amendments to existing CC&R's which do not unreasonably interfere with Tenant's use of the Premises; change the name of the Project; and, during the last nine (9) months of the Term, show the Premises to prospective tenants.

2.   TERM.
     ----

     2.1  Lease Term and Commencement Date. The Term of the Lease shall be for a
          --------------------------------
period of sixty (60) months, subject to extension in accordance with Section 20 below. The Term shall commence (the "Commencement Date") on the first day of the first full calendar month following the Possession Date (as defined in Section 2.2.2), except that if the Possession Date occurs on the first day of a month, that day shall also be the Commencement Date. Tenant shall execute and deliver to Landlord, upon request by Landlord, a Commencement Date Memorandum in the form attached hereto as Exhibit C acknowledging (i) the Commencement Date (and,
                        ---------
if requested, the Possession Date and Rent Commencement Date, as defined below),
(ii) the final square footage of the Premises, and (iii) Tenant's acceptance of the Premises.

     2.2  Possession.
          ----------

          2.2.1  Landlord's Possession. Tenant acknowledges that the Premises
                 ---------------------
are currently occupied by an existing tenant thereof and that Landlord's delivery of possession of the Premises is contingent upon such tenant vacating the Premises. Landlord presently anticipates that the current tenant will vacate the Premises and restore possession thereof to Landlord on or about September 1, 1996 and Landlord shall use its commercially reasonable efforts to recover possession on such date or as soon as practicable thereafter. In the event that Landlord does not recover possession of the Premises on or before such date, as a result of the failure of the existing tenant to vacate the Premises on or before such date, Landlord shall not be subject to any liability therefor and such failure shall not affect the validity of this Lease or the obligations of either party hereunder, provided, however, that if the existing tenant fails to vacate the Premises on or before November 1, 1996 (subject to Force Majeure events), either Landlord or Tenant may, at its option, by written notice to the other party given within ten (10) days thereafter, terminate this Lease, in which event Landlord shall return to Tenant all funds paid in advance and the Parties shall be discharged from all further obligations hereunder. Notwithstanding anything set forth in this Section 2.2, Tenant shall not be obligated to pay Base Rent for its use and occupancy of the Premises until the Rent Commencement Date, as defined in Section 3.1.

          2.2.2  Tender of Possession to Tenant. Landlord shall tender
                 ------------------------------
possession of the Premises to Tenant as soon as practicable following the date on which Landlord receives possession thereof. Tenant's possession and use of the Premises from the date, on which Landlord tenders possession thereof to Tenant (the "Possession Date") to the Commencement Date (the "Early Possession Period") shall be subject to all the provisions of this Lease. During the Early Possession Period, Tenant shall (i) arrange for and pay for all utilities delivered to the Premises, (ii) arrange for, and maintain in effect, the insurance coverages required to be obtained by Tenant pursuant to Section 7.2 of this Lease, (iii) pay to Landlord, as and when due, all sums payable to Landlord hereunder, including, without limitation, amounts payable for Real Property Taxes (as defined in Section 5) and insurance premiums, and (iv) perform all other obligations required by Tenant pursuant to this Lease.

          2.2.3  Tenant Improvements. Landlord shall arrange for the
                 -------------------
construction of certain Tenant Improvements (as defined in the Work Letter attached hereto as Exhibit B) in accordance with and subject to the terms of the
                   ---------
Work Letter. Landlord shall commence the construction of the Tenant improvements and diligently pursue such construction to completion as soon as reasonably practicable following the Possession Date. Tenant's use of the Premises shall not unreasonably interfere with Landlord's contractor(s) or otherwise impede the completion of the Tenant improvements. The construction of the Tenant Improvements shall not delay the occurrence of the Commencement Date. Tenant has determined that the Premises are acceptable for Tenant's use and Tenant acknowledges that, except as set forth in the Work Letter, neither Landlord nor any broker or agent has made any representations or warranties in connection with the physical condition of the Premises or their fitness for Tenant's use upon which Tenant has relied directly or indirectly for any purpose.

          2.2.4  Substantial Completion. The Tenant Improvements shall be deemed
                 ----------------------
to be "Substantially Complete" on the date on which Landlord files or causes to be filed with the City in which the Premises are located (if required) and

                                      1.

delivers to Tenant an architect's notice of substantial completion, or similar written notice that the Tenant Improvements are Substantially Complete. As used herein, the term "Substantially Complete" means that the Tenant Improvements have been constructed in substantial compliance with the applicable plans and specifications, except only minor "punchlist" items. Landlord shall promptly complete such punchlist items to the reasonable satisfaction of Tenant.

3.   RENT.
     ----

     3.1  Rent.
          ----

          3.1.1 Tenant's obligation to pay Base Rent shall commence on the first (1st) calendar day following the date on which the Tenant Improvements are Substantially Complete and possession of the Premises has been tendered to Tenant (the "Rent Commencement Date"). Tenant shall pay to Landlord, at Landlord's Address for Payment of Rent designated in the Basic Lease Information, or at such other address as Landlord may from time to time designate in writing to Tenant for the payment of Rent, the Base Rent, without notice, demand, offset or deduction, in advance, on the first day of each calendar month. Upon the execution of this Lease, Tenant shall pay to Landlord the first month's Base Rent. Base Rent for the period from the Rent Commencement Date to the first day of the next calendar month shall be prorated on a per diem basis. All sums other than Base Rent which Tenant is obligated to pay under this Lease shall be deemed to be additional rent due hereunder, whether or not such sums are designated "additional rent." The term "Rent" means the Base Rent and all additional rent payable hereunder.

          3.1.2 As set forth in the Basic Lease Information, the initial Base Rent shall be the sum of $74,800.00 per month, which is calculated on the basis of $0.34 per square foot. Tenant acknowledges that the Premises contains approximately 220,000 rentable square feet of space. The parties acknowledge that such measurement is an estimate and that the Base Rent shall not be adjusted on the basis of a difference in the actual number of rentable square feet.

     3.2  Late Charge and Interest. The late payment of any Rent will cause
          ------------------------
Landlord to incur additional costs, including administration and collection costs and processing and accounting expenses and increased debt service ("Delinquency Costs"). If Landlord has not received any installment of Rent within ten (10) days after such amount is due, Tenant shall pay a late charge of five percent (5%) of the delinquent amount, which is agreed to represent a reasonable estimate of the Delinquency Costs incurred by Landlord. In addition, all such delinquent amounts shall bear interest from the date such amount was due until paid in full at a rate per annum ("Applicable Interest Rate") equal to the lesser of(a) the maximum interest rate permitted by law or (b) five percent (5%) above the rate publicly announced by Bank of America, N.A. (or if Bank of America, N.A. ceases to exist, the largest bank then headquartered in the State of California ("Bank") as its "Reference Rate." If the use of the announced Reference Rate is discontinued by the Bank, then the term Reference Rate shall mean the announced rate charged by the Bank which is, from time to time, substituted for the Reference Rate. Landlord and Tenant recognize that the damage which Landlord shall suffer as a result of Tenant's failure to pay such amounts is difficult to ascertain and said late charge and interest are the best estimate of the damage which Landlord shall suffer in the event of late payment. If a late charge becomes payable for any three (3) installments of Rent within any twelve (12) month period, then the Rent shall automatically become due and payable quarterly in advance.

     3.3  Intentionally Omitted.
          ---------------------

4.   UTILITIES. Tenant shall make all arrangements for and shall pay all charges
     ---------
for heat, water, gas, electricity, telephone and any other utilities used on or provided to the Premises including, without limitation, paying any deposits and "hook up charges." Landlord shall not be liable to Tenant for interruption in or curtailment of any utility service, nor shall any such interruption or curtailment constitute constructive eviction or grounds for rental abatement. The cost of maintaining and repairing the plumbing, electrical distribution, and mechanical systems, and other utility installations shall be borne by the parties as provided in Section 8.

5.   TAXES.
     -----

     5.1  Real Property Taxes. Landlord shall pay to the proper taxing
          -------------------
authorities as the same become due all Real Property Taxes applicable to the Premises, subject to reimbursement by Tenant as provided below. The term "Real Property Taxes" shall be the sum of the following: all real property taxes, possessory-interest taxes, business or license taxes or fees, service payments in lieu of such taxes or fees, annual or periodic license or use fees, excises, transit and traffic charges, housing fund assessments, open space charges, child care fees, school, sewer and parking fees or any other assessments, levies, fees, exactions or charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen (including fees "in-lieu" of any such tax or assessment) which are assessed, levied, charged, conferred or imposed by any public authority upon the Premises (or any real property comprising any portion thereof) or its operations, together with all taxes, assessments or other fees imposed by any public authority upon or measured by any Rent or other charges payable hereunder, including any gross receipts tax or excise tax levied by any governmental authority with respect to receipt of rental income, or upon, with respect to or by reason of the development, possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion thereof, or documentary transfer taxes upon this transaction or

                                      2.

any document to which Tenant is a party creating or transferring an interest in the Premises, together with any tax imposed in substitution, partially or totally, of any tax previously included within the aforesaid definition or any additional tax the nature of which was previously included within the aforesaid definition, together with the costs and expenses (including attorneys and expert witness fees and costs) of challenging any of the foregoing or seeking the reduction in or abatement, redemption or return of any of the foregoing, but only to the extent of any such reduction, abatement, redemption or return. Nothing contained in this Lease shall require Tenant to pay any franchise, corporate, estate or inheritance tax of Landlord, or any income, profits or revenue tax or charge upon the net income of Landlord.

          5.1.1  Reimbursement By Tenant. Tenant shall pay to Landlord an amount
                 -----------------------
equal to the Real Property Taxes then due within fifteen (15) days after delivery to Tenant by Landlord of an invoice for the same, together with a copy of the corresponding tax bill. Landlord may, at Landlord's option, deliver statements from different taxing authorities at different times or deliver all such statements at one time; provided, however, that Landlord shall not change the method of invoicing Tenant for Real Property Taxes more than one (1) time in each three (3) year period and, in each case, shall give Tenant thirty (30) days notice prior to any change in such method of invoicing Tenant. In addition, Landlord may elect to collect such Real Property Taxes from Tenant in advance, on a monthly or quarterly basis, based upon Landlord's reasonable estimate of such Real Property Taxes. If the amount of monthly or quarterly payments for estimated Real Property Taxes received by Landlord from Tenant is more or less than the actual Real Property Taxes due, an appropriate adjustment shall be made by Landlord and Tenant.

          5.1.2  Partial Years. Real Property Taxes for partial tax fiscal
                 -------------
years, if any, falling within the Term, shall be prorated. Tenant's obligations for Real Property Taxes for the last full or partial year of the Term shall survive the expiration or earlier termination of this Lease.

     5.2  Personal Property Taxes. Prior to delinquency, Tenant shall pay all
          -----------------------
taxes and assessments levied upon trade fixtures, alterations, additions, improvements, inventories and other personal property located and/or installed on the Premises by Tenant; and Tenant shall provide Landlord copies of receipts for payment of all such taxes and assessments. To the extent any such taxes are not separately assessed or billed to Tenant, Tenant shall pay the amount thereof as invoiced by Landlord.

6.   TRIPLE NET LEASE. It is intended that this Lease be a "triple net lease,"
     ----------------
and that the Rent to be paid hereunder by Tenant will be received by Landlord without any deduction or offset whatsoever by Tenant, foreseeable or unforeseeable. Except as expressly provided to the contrary in this Lease, Landlord shall not be required to make any expenditure, incur any obligation, or incur any liability of any kind whatsoever in connection with this Lease or the ownership, construction, maintenance, operation or repair of the Premises. Notwithstanding the foregoing, Tenant shall reimburse Landlord monthly, as additional rent, for all costs and fees reasonably incurred by Landlord in connection with the management of this Lease and the Premises including the cost of those services which are customarily performed by a property management services company.

7.   INSURANCE.
     ---------

     7.1  Landlord. Landlord shall maintain insurance insuring the Building
          --------
against fire and extended coverage (including, if Landlord elects, "all risk" coverage, earthquake/volcanic action, flood and/or surface water insurance) for the full replacement cost of the Building, with deductibles and the form and endorsements of such coverage as selected by Landlord, together with rental abatement insurance against loss of Rent in an amount equal to the amount of Rent for a period of at least twelve (12) months commencing on the date of loss. Landlord may also carry such other insurance as Landlord may deem prudent or advisable, including, without limitation, liability insurance in such amounts and on such terms as Landlord shall determine. Tenant shall pay to Landlord an amount equal to the premiums then due within fifteen (15) days after delivery to Tenant by Landlord of an invoice for any such premiums. Landlord may, at Landlord's option, elect to collect such premiums from Tenant in advance, on a monthly or quarterly basis, based upon Landlord's reasonable estimate of such premiums. If the amount of monthly or quarterly payments for estimated premiums received by Landlord from Tenant are more or less than the actual premiums due, an appropriate adjustment shall be made by Landlord and Tenant.

     7.2  Tenant. Tenant shall, at Tenant's expense, obtain and keep in force at
          ------
all times the following insurance:

          7.2.1  Commercial General Liability Insurance (Occurrence Form). A
                 --------------------------------------------------------
policy of commercial general liability insurance (occurrence form) having a combined single limit of not less than Two Million Dollars ($2,000,000) per occurrence and Two Million Dollars ($2,000,000) aggregate per location if Tenant has multiple locations, providing coverage for, among other things, blanket contractual liability, premises, products/completed operations and personal and advertising injury coverage, with deletion of (a) the exclusion for operations within fifty (50) feet of a railroad track (railroad protective liability), if applicable, and (b) the exclusion for explosion, collapse or underground hazard, if applicable, and, if necessary, Tenant shall provide for restoration of the aggregate limit.

                                      3.

          7.2.2  Automobile Liability Insurance. Comprehensive automobile
                 ------------------------------
liability insurance having a combined single limit of not less than Two Million Dollars ($2,000,000) per occurrence and insuring Tenant against liability for claims arising out of ownership, maintenance, or use of any owned, hired or non-owned automobiles:

          7.2.3  Workers' Compensation and Employer's Liability Insurance.
                 --------------------------------------------------------
Workers' compensation insurance having limits not less than those required by state statute and federal statute, if applicable, and covering all persons employed by Tenant in the conduct of its operations on the Premises (including the all states endorsement and, if applicable, the volunteers endorsement), together with employer's liability insurance coverage in the amount of at least One Million Dollars ($1,000,000); and

          7.2.4  Property Insurance. "All risk" property insurance including
                 ------------------
boiler and machinery comprehensive form, if applicable, covering damage to or loss of any of Tenant's personal property, fixtures, equipment and alterations, including electronic data processing equipment (collectively "Tenant's Property") (and coverage for the full replacement cost thereof including business interruption of Tenant), together with, if the property of Tenant's invitee's is to be kept in the Premises, warehouser's legal liability or bailee customers insurance for the full replacement cost of the property belonging to invitee's and located in the Premises.

     7.3  General.
          -------

          7.3.1  Insurance Companies. Insurance required to be maintained by
                 -------------------
Tenant shall be written by companies licensed to do business in the state in which the Premises are located and having a "General Policyholders Rating" of at least A 8 (or such higher rating as may be required by a lender having a lien on the Premises) as set forth in the most current issue of "Best's Insurance Guide."

          7.3.2  Certificates of Insurance. Tenant shall deliver to Landlord
                 -------------------------
certificates of insurance for all insurance required to be maintained by Tenant in the form of Exhibit D, attached hereto, no later than seven (7) days prior to
               ---------
the date of possession of the Premises. Tenant shall, at least ten (10) days prior to expiration of the policy, furnish Landlord with certificates of renewal or "binders" thereof. Each certificate shall expressly provide that such policies shall not be cancelable or otherwise subject to modification except after sixty (60) days prior written notice to the parties named as additional insured in this Lease (except in the case of cancellation for nonpayment of premium in which case cancellation shall not take effect until at least (10) days' notice has been given to Landlord). If Tenant fails to maintain any insurance required in this Lease, Tenant shall be liable for all losses and cost resulting from said failure.

          7.3.3  Additional Insured. Landlord and any property management
                 ------------------
company of Landlord for the Premises shall be named as additional insured under all of the policies required by Section 7.2.1. The policies required under
Section 7.2.1 shall provide for severability of interest.

          7.3.4  Primary Coverage. All insurance to be maintained by Tenant
                 ----------------
shall, except for workers' compensation and employer's liability insurance, be primary, without right of contribution from insurance of Landlord. Any umbrella liability policy or excess liability policy (which shall be in "following form") shall provide that if the underlying aggregate is exhausted, the excess coverage will drop down as primary insurance. The limits of insurance maintained by Tenant shall not limit Tenant's liability under this Lease.

          7.3.5  Mutual Waiver of Subrogation. Tenant waives any right to
                 ----------------------------
recover against Landlord for claims for damages to Tenant's Property to the extent covered, or required by this Lease to be covered by insurance. Landlord waives any right to recover against Tenant for damages to Landlord's property to the extent covered, or required by this Lease to be covered by property insurance. This provision is intended to waive fully, and for the benefit of Landlord and Tenant, any rights and/or claims which might give rise to a right of subrogation in favor of any insurance carrier. The coverage obtained by Landlord and Tenant pursuant to this Lease shall include, without limitation, a waiver of subrogation endorsement attached to the certificate of insurance.

          7.3.6  Notification of Incidents.  Tenant shall notify Landlord within
                 -------------------------
seventy-two (72) hours after the occurrence of any accidents or incidents in the Premises which could give rise to a claim under any of the insurance policies required under this Section 7.

     7.4  Indemnity.
          ---------

          7.4.1  Tenant's Indemnity. Tenant shall indemnify, protect, defend (by
                 ------------------
counsel reasonably acceptable to both Landlord and Tenant) and hold harmless Landlord and its partners, directors, officers, employees, shareholders, lenders, agents, contractors and each of their successors and assigns from and against any and all claims, judgments, causes of action, damages, penalties, costs, liabilities, and expenses, including all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon, arising at any time during or after the Term as a result (directly or indirectly) of or in connection with (i) any default in the performance of any obligation on Tenant's part to be

                                      4.

performed under the terms of this Lease, or (ii) Tenant's use of the Premises, the conduct of Tenant's business or any activity, work or things done, permitted or suffered by Tenant in or about the Premises or other portions of the Project, except to the extent caused by Landlord's gross negligence or willful misconduct. The obligations of Tenant under this Section 7.4 shall survive the termination of this Lease with respect to any claims or liability arising out of any act, omission, or event occurring on or before the date of such termination.

          7.4.2  Landlord's Indemnity. Except as expressly provided in this
                 --------------------
Lease, and subject to the limitations of Section 17.5, Landlord shall indemnify, protect, defend (by counsel reasonably acceptable to both Landlord and Tenant) and hold harmless Tenant and its partners, directors, officers, employees, shareholders, lenders, agents, contractors and each of their successors and assigns from and against any and all claims, judgments, causes of action, damages, penalties, costs, liabilities, and expenses, including all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon, arising at any time during or after the Term as a result (directly or indirectly) of or in connection with (i) any default in the performance of any obligation on Landlord's part to be performed under the terms of this Lease, or (ii) landlord's gross negligence or intentional misconduct in connection with Landlord's activities in or about the Premises. The obligations of Landlord under this Section 7.4 shall survive the termination of this Lease with respect to any claims or liability arising out of any act, omission, or event occurring on or before the date of such termination.

     7.5  Exemption of Landlord from Liability. Tenant, as a material part of
          ------------------------------------
the consideration to Landlord, hereby assumes all risk of damage to property including, but not limited to, Tenant's fixtures, equipment, furniture and alterations or injury to persons in, upon or about the Premises or other portions of the Project arising from any cause, and Tenant hereby waives all claims in respect thereof against Landlord, except to the extent such claims are caused by the gross negligence or willful misconduct of Landlord, its employees, agents, and contractors. Tenant hereby agrees that Landlord shall not be liable for injury to Tenant's business or any loss of income therefrom or for damage to the property of Tenant, or injury to or death of Tenant, Tenant's employees, invitee's, customers, agents or contractors or any other person in or about the Premises or the Project, whether such damage or injury is caused by fire, steam, electricity, gas, water or rain, or from the breakage, leakage or other defects of sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant, except to the extent caused by the gross negligence or willful misconduct of Landlord, its employees, agents, and contractors.

8.   REPAIRS AND MAINTENANCE.
     -----------------------

     8.1  Landlord. Landlord shall, subject to the following sentence, maintain
          --------
the structural portions of the roof, foundation, and load-bearing portions of walls (excluding wall coverings, painting, glass and doors) of the Improvements. Landlord shall not be required to make any repair resulting from (i) any alteration or modification to the Improvements or to mechanical equipment within the Improvements performed by, for or because of Tenant or to special equipment or systems installed by, for or because of Tenant, (ii) the installation, use or operation of Tenant's property, fixtures and equipment, (iii) the moving of Tenant's property in or out of the Improvements or in and about the Premises,
(iv) Tenant's use or occupancy of the Premises in violation of Section 10 of this Lease or in the manner not contemplated by the parties at the time of the execution of this Lease, (v) the acts or omissions of Tenant and Tenant's employees, agents, invitees, subtenants, licensees or contractors, (vi) fire and other casualty, except as provided by Section 12 of this Lease or (vii) condemnation, except as provided in Section 13 of this Lease. Landlord shall make repairs under this Section 8.1 as soon as reasonably practicable after receipt of written notice from Tenant of the need for such repairs. Landlord shall procure and maintain, at Tenant's expense, regularly scheduled preventive maintenance/service contracts for (i) the maintenance and repair of the fire detection and sprinkler system, and (ii) the regular and routine maintenance and annual inspection of the roof membrane. Tenant shall reimburse Landlord upon thirty (30) days written notice for the reasonable cost thereof. Tenant waives any right to repair the Premises at the expense of Landlord under any applicable governmental laws, ordinances, statutes, orders or regulations now or hereafter in effect which might otherwise apply.

     8.2  Tenant. Except for the portions of the Premises expressly required to
          ------
be maintained by Landlord under Section 8.1, Tenant, at Tenant's expense, shall maintain the Premises in good order, condition and repair, including, without limitation, subfloors and floor coverings, walls and wall coverings, mechanical, electrical, and plumbing systems, doors, windows. parking lots, and truck aprons, gutters and downspouts, landscaping and any signage. During the Term of this Lease, or any extensions thereof, Tenant shall procure and maintain, at Tenant's expense, regularly scheduled preventive maintenance/service contracts with maintenance contractors reasonably acceptable to Landlord for (i) servicing all hot water and heating and air conditioning systems and equipment ("HVAC") in the Premises, and (ii) the landscape maintenance. Tenant shall provide Landlord with a copy of the HVAC contract and shall furnish a copy of all reports and correspondence involving the condition of the HVAC equipment to Landlord. Each contract shall provide that the maintenance contractor will notify Landlord in writing at least ten (10) days prior to any termination of the contract. Notwithstanding the foregoing, Landlord reserves the right to procure and maintain the foregoing maintenance/service contracts, and Tenant shall promptly reimburse Landlord upon thirty (30) days written notice for the cost thereof. In the event Tenant fails, in the reasonable judgment of Landlord, to maintain the Premises in good order, condition and repair, Landlord shall have the right to perform such maintenance, repairs or refurbishing at Tenant's expense.

                                      5.

     8.3  Roof -- Repair and Replacement. As provided in Section 8.1. Landlord,
          ------------------------------
at its cost, shall maintain the structural portions of the roof during the Term of this Lease. In addition, Landlord shall arrange for regular and routine maintenance and annual inspection of the roof surface and membrane, subject to Tenant's reimbursement to Landlord for the reasonable cost thereof within thirty
(30) days' written notice. In the event that the surface and membrane of the roof needs to be replaced as a matter of prudent building management and ownership, as reasonably determine by an independent and qualified roofing consultant, during the initial Term of this Lease or, if the Term is extended pursuant to Section 20, during the First Extension Term, Landlord shall arrange and pay for the replacement thereof at Landlord's sole cost and expense. If the Term of this Lease is further extended, either pursuant to Section 20 or by other agreement of the parties, and the roof surface and membrane needs to be replaced as a matter of prudent building management and ownership, as reasonably determined by an independent and qualified roofing consultant, during such additionally extended term, Tenant shall arrange and pay for the replacement thereof at Tenant's sole cost and expense.

     8.4  Condition of the Premises.
          -------------------------

          8.4.1 Landlord warrants to Tenant that the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Said warranty does not apply to the use to which Tenant will put the Premises or to any alterations or utility installations made or to be made by Tenant. If the Premises do not comply with said warranty, Landlord shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Tenant setting forth with specificity the nature and extent of such condition of non-compliance, rectify the same at Landlord's expense. If Tenant fails to give Landlord written notice of a condition of non-compliance with this warranty within six (6) months alter the Possession Date, the correction of such condition of non-compliance shall be the obligation of Tenant at Tenant's sole cost and expense.

          8.4.2 Landlord and Tenant have jointly conducted a walk-through of the Premises and have agreed that those items which are set forth in Exhibit F
                                                                     ---------
hereto require correction and that such items shall be corrected by Landlord, at its sole cost and expense. On or about the Possession Date, Landlord and Tenant shall conduct a subsequent walk-through of the Premises and shall jointly and reasonably determine if there are any new and additional items in the Premises which require correction and, if so, such items shall be added to Exhibit F.
                                                                  ---------
Landlord shall cause the items set forth in Exhibit F, as the same may be
                                            ---------
revised following the Possession Date walk through, to be corrected promptly and at Landlord's sole cost and expense.

9.   ALTERATIONS.
     -----------

     9.1  Trade Fixtures; Alterations. Tenant may install necessary trade
          ---------------------------
fixtures, equipment and furniture in the Premises, provided that such items are installed and are removable without structural or material damage to the Premises or the Project. Tenant shall not construct, nor allow to be constructed, any alterations or physical additions in, about or to the Premises without obtaining the prior written consent of Landlord, which consent shall be conditioned upon Tenant's compliance with Landlord's reasonable requirements regarding construction of improvements and alterations but such consent otherwise shall not be unreasonably withheld. Tenant shall submit plans and specifications to Landlord with Tenant's request for approval and shall reimburse Landlord for all costs which Landlord may incur in connection with granting approval to Tenant for any such alterations and additions, including any costs or expenses which Landlord may incur in electing to have outside architects and engineers review said matters. Tenant shall file a notice of completion after completion of such work and provide Landlord with a copy thereof. Tenant shall provide Landlord with a set of "as-built" drawings for any such work.

     9.2  Damage; Removal. Tenant shall repair all damage to the Premises caused
          ---------------
by the installation or removal of Tenant's fixtures, equipment, furniture and alterations. Upon the termination of this Lease, Tenant shall remove any or all alterations, additions, improvements and partitions made or installed by Tenant and restore the Premises to its condition existing prior to the construction of any such items; provided, however, Landlord may permit, upon written notice to Tenant, any such items designated by Landlord to remain on the Premises, in which event (and if Tenant elects to leave such items on the Premises) they shall be and become the property of Landlord upon the termination of this Lease. All such removals and restoration shall be accomplished in a good and workmanlike manner and so as not to cause any damage to the Premises or the Project whatsoever.

      9.3 Liens. Tenant shall promptly pay and discharge all claims for labor
          -----
performed, supplies furnished and services rendered at the request of Tenant and shall keep the Premises free of all mechanics' and materialmen's liens in connection therewith. Tenant shall provide at least ten (10) days prior written notice to Landlord before any labor is performed, supplies furnished or services rendered on or at the Premises and Landlord shall have the right to post on the Premises notices of non-responsibility. If any lien is filed, Tenant shall cause such lien to be released and removed within ten (10) days after the date of filing, and if Tenant fails to do so, Landlord may take such action as may be necessary to remove such lien and Tenant shall pay Landlord such amounts expended by Landlord together with interest thereon at the Applicable interest Rate from the date of expenditure.

                                      6.

10. USE. The Premises shall be used only for the Permitted Uses set forth in the
    ---
Basic Lease Information and for no other uses. Tenant's use of the Premises shall be in compliance with and subject to all applicable governmental laws, ordinances, statutes, orders and regulations and any CC&R's or any supplement thereto recorded in any official or public records with respect to the Project or any portion thereof. In no event shall the Premises be used for any of the Prohibited Uses set forth on Exhibit E attached hereto. Tenant shall comply with
                             ---------
the reasonable rules and regulations as Landlord may from time to time prescribe. Tenant shall not commit waste, overload the floors or structure of the Premises, subject the Premises or the Project to any use which would damage the same or increase the risk of loss or violate any insurance coverage, permit any unreasonable odors, smoke, dust, gas, substances, noise or vibrations to emanate from the Premises, take any action which would constitute a nuisance or would disturb, obstruct or endanger any other tenants of the Project, take any action which would abrogate any warranties, or use or allow the Premises to be used for any unlawful purpose. Tenant shall have the right to use for its employees and invitees, the parking areas on the Premises. Landlord shall not be responsible for non-compliance by any other tenant or occupant of the Project with, or Landlord's failure to enforce, any of the rules or regulations or any other terms or provisions of such tenant's or occupant's lease. Tenant shall promptly comply with the reasonable requirements of any board of fire insurance underwriters or other similar body now or hereafter constituted. Tenant shall not do any act which shall in any way encumber the title of Landlord in and to the Premises or the Project.

11.   ENVIRONMENTAL MATTERS.
      ---------------------

      11.1 Hazardous Materials. Tenant shall not cause nor permit, nor allow any
           -------------------
of Tenant's employees, agents, customers, visitors, invitees, licensees, contractors, assignees or subtenants (collectively, "Tenant's Parties") to cause or permit, any Hazardous Materials to be brought upon, stored, manufactured, generated, blended, handled, recycled, treated, disposed or used on, under or about the Premises or the Project, except for routine office and janitorial supplies in usual and customary quantities stored, used and disposed of in accordance with all applicable Environmental Laws. As used herein, "Hazardous Materials" means any chemical, substance, material, controlled substance, object, condition, waste, living organism or combination thereof which is or may be hazardous to human health or safety or to the environment due to its radioactivity, ignitability, corrosivity, reactivity, explosivity, toxicity, carcinogenicity, mutagenicity, phytotoxicity, infectiousness or other harmful or potentially harmful properties or effects, including, without limitation, petroleum and petroleum products, asbestos, radon, polychlorinated biphenyls
(PCBs) and all of those chemicals, substances, materials, controlled substances. objects, conditions, wastes, living organisms or combinations thereof which are now or become in the future listed, defined or regulated in any manner by any Environmental Law based upon, directly or indirectly, such properties or effects. As used herein, "Environmental Laws" means any and all federal, state or local environmental, health and/or safety-related laws, regulations, standards, decisions of courts, ordinances, rules, codes, orders, decrees, directives, guidelines, permits or permit conditions, currently existing and as amended, enacted, issued or adopted in the future which are or become applicable to Tenant, the Premises, the Building or the Project. Tenant and Tenant's Parties shall comply with all Environmental Laws and promptly notify Landlord of the violation of any Environmental Law or presence of any Hazardous Materials, other than office and janitorial supplies as permitted above, on the Premises. Landlord shall have the right to enter upon and inspect the Premises and to conduct tests, monitoring and investigations. If such tests indicate the presence of any environmental condition which occurred during the Term of this Lease, Tenant shall reimburse Landlord for the cost of conducting such tests. The phrase "environmental condition" shall mean any adverse condition relating to any Hazardous Materials or the environment, including surface water, groundwater, drinking water supply, land, surface or subsurface strata or the ambient air and includes air, land and water pollutants, noise, vibration, light and odors. In the event of any such environmental condition, Tenant shall promptly take any and all steps necessary to rectify the same to Landlord's reasonable satisfaction or shall, at Landlord's election, reimburse Landlord, upon demand, for the cost to Landlord of performing rectifying work. The reimbursement shall be paid to Landlord in advance of Landlord's performing such work, based upon Landlord's reasonable estimate of the cost thereof; and upon completion of such work by Landlord, Tenant shall pay to Landlord any shortfall within thirty (30) days after Landlord bills Tenant therefore or Landlord shall within thirty (30) days refund to Tenant any excess deposit, as the case may be.

      11.2 Indemnification. Tenant shall indemnify, protect, defend (by counsel
           ---------------
acceptable to Landlord) and hold harmless Landlord and its partners, directors, officers, employees, shareholders, lenders, agents, contractors and each of their respective successors and assigns (individually and collectively, "Indemnitees") from and against any and all claims, judgments, causes of action, damages, penalties, fines, taxes, costs, liabilities, losses and expenses arising at any time during or after the Term as a result (directly or indirectly) of or in connection with (a) Tenant and/or Tenant's Parties' breach of any prohibition or provision of the preceding section, or (b) the presence of Hazardous Materials on, under or about the Premises or other property as a result (directly or indirectly) of Tenant's and/or Tenant's Parties' activities, or failure to act, in connection with the Premises. This indemnity shall include the cost of any required or necessary repair, cleanup or detoxification, and the preparation and implementation of any closure, monitoring or other required plans, whether such action is required or necessary prior to or following the termination of this Lease. Neither the written consent by Landlord to the presence of Hazardous Materials on, under or about the Premises, nor the strict compliance by Tenant with all Environmental Laws, shall excuse Tenant from Tenant's obligation of indemnification pursuant hereto. Tenant's obligations pursuant to the foregoing indemnity shall survive the termination of this Lease.

                                      7.

     11.3 Landlord's Disclosure. Landlord has no actual knowledge and has
          ---------------------
received no written notice that (i) any Hazardous Materials are located on, under, or in the Premises, or (ii) there is a pending proceeding, inquiry, investigation, or order by any governmental authority with respect to any Hazardous Materials on, under, or in be Premises. As use herein, the term "actual knowledge" means that the specific matter has come to the actual attention of the person or persons employed by Landlord who are responsible and authorized to act with respect to such matter.

     11.4 Storage Tank Removal. The parties acknowledge that the previous
          --------------------
tenant of the Premises had installed a 10,000 gallon underground diesel storage tank (the "Tank"). Landlord shall remove or cause the Tank to be removed in accordance with all applicable laws and regulations and within sixty (60) days following the Commencement Date. Landlord further acknowledges and agrees that Tenant shall have no liability for any cost or expense arising out of the installation, use, or removal of the Tank.

 12.  DAMAGE AND DESTRUCTION.
      ----------------------

      12.1 Casualty. If the Premises should be damaged or destroyed by fire or
           --------
other casualty, Tenant shall give immediate written notice to Landlord. Within thirty (30) days after receipt thereof, Landlord shall notify Tenant whether the necessary repairs can reasonably be made: (a) within ninety (90) days; (b) in more than ninety (90) days but in less than one hundred eighty (180) days; or
(c) in more than one hundred eighty (180) days from the date of such notice.

           12.1.1 Less Than 90 Days. If the Premises should be damaged only to
                  -----------------
such extent that rebuilding or repairs can reasonably be completed within ninety
(90) days, this Lease shall not terminate and, provided that insurance proceeds are available to fully repair the damage. Landlord shall repair the Premises utilizing such insurance proceeds and shall not recover any of such repair costs from Tenant pursuant to Section 6. Landlord shall not be required to rebuild, repair or replace any alterations, partitions, fixtures, additions and other improvements (collectively, "Improvements") which may have been placed in, on or about the Premises by or for the benefit of Tenant, it being the intent of the parties that Tenant shall replace such Improvements utilizing insurance proceeds available to Tenant pursuant to Section 7.2.4. If Tenant is required to vacate all or a portion of the Premises during Landlord's repair thereof, the Base Rent payable hereunder shall be abated proportionately from the date Tenant vacates all or a portion of the Premises only to the extent rental abatement insurance proceeds are received by Landlord and only during the period the Premises are unfit for occupancy.

           12.1.2 Greater Than 90 Days. If the Premises should be damaged only
                  --------------------
to such extent that rebuilding or repairs can reasonably be completed in more than ninety (90) days but in less than one hundred eighty (180) days, then Landlord shall have the option of: (a) terminating the Lease effective upon the occurrence of such damage, in which event the Rent shall be abated from the date Tenant vacates the Premises; or (b) electing to repair the Premises, provided insurance proceeds are available to fully repair the damage (except that Landlord shall not be required to rebuild, repair or replace any part of the Improvements which may have been placed in, on or about the Premises by or for the benefit of Tenant). If Tenant is required to vacate all or a portion of the Premises during Landlord's repair thereof, the Base Rent payable hereunder shall be abated proportionately from the date Tenant vacates all or a portion of the Premises only to the extent rental abatement insurance proceeds are received by Landlord and only during the period the Premises are unfit for occupancy. In the event that Landlord should fail to substantially complete such repairs within one hundred eighty (180) days after the date upon which Landlord is notified by Tenant of the casualty (such period to be extended for delays caused by Tenant or because of any items of Force Majeure, as hereinafter defined) and Tenant has not re-occupied the Premises. Tenant shall have the right, as Tenant's exclusive remedy, within ten (10) days after the expiration of such one hundred eighty
(180) day period, to terminate this Lease by delivering written notice to Landlord as Tenant's exclusive remedy, whereupon all rights hereunder shall cease and terminate thirty (30) days after Landlord's receipt of such notice.

           12.1.3 Greater Than 180 Days. If the Premises should be so damaged
                  ---------------------
that rebuilding or repairs cannot be completed within one hundred eighty (180) days, either Landlord or Tenant may terminate this Lease by giving written notice within ten (10) days after notice from Landlord specifying such time period of repair; and this Lease shall terminate and the Rent shall be abated from the date Tenant vacates the Premises. In the event that neither party elects to terminate this Lease. Landlord shall promptly commence and diligently prosecute to completion the repairs to the Premises, provided insurance proceeds are available to repair the damage (except that Landlord shall not be required to rebuild, repair or replace any Improvements which may have been placed in, on or about the Premises by or for the benefit of Tenant). If Tenant is required to vacate all or a portion of the Premises during Landlord's repair thereof, the Base Rent payable hereunder shall be abated proportionately from the date Tenant vacates all or a portion of the Premises only to the extent rental abatement insurance proceeds are received by Landlord and only during the period that the Premises are unfit for occupancy.

      12.2 Tenant's Fault. If the Premises or any portion of the Premises is
           --------------
damaged resulting from the negligence or breach of this Lease by Tenant or any of Tenant's Parties. Rent shall not be reduced during the repair of such damage and Tenant shall be liable to Landlord for the cost of the repair caused thereby to the extent such cost is not covered by insurance proceeds.

                                      8.

     12.3 Uninsured Casualty. In the event that the Premises or any portion of
          ------------------
the Premises is damaged to the extent Tenant is unable to use the Premises and such damage is not covered by insurance proceeds received by Landlord or in the event that the holder of any indebtedness secured by the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right at Landlord's option either (i) to repair such damage as soon as reasonably possible at Landlord's expense, or (ii) to give written notice to Tenant within thirty (30) days after the date of the occurrence of such damage of Landlord's intention to terminate this Lease as of the date of the occurrence of such damage. In the event Landlord elects to terminate this Lease, Tenant shall have the right (but not the obligation) within ten (10) days after receipt of such notice to give written notice to landlord of Tenant's intention to pay the cost of repair of such damage, in which event this Lease shall continue in full force and effect, Landlord shall make such repairs as soon as reasonably possible and Tenant shall reimburse Landlord for such repairs within fifteen
(15) days after receipt of an invoice from Landlord. If Tenant is required to vacate all or a portion of the Premises during Landlord's repair thereof, the Base Rent payable hereunder shall be abated proportionately from the date Tenant vacates all or a portion of the Premises only to the extent rental abatement insurance proceeds are received by Landlord and only during the period that the Premises are unfit for occupancy. If Tenant does not give such notice within the ten ( 10) day period, this Lease shall terminate automatically as of the date of the occurrence of the damage.

     12.4. Waiver. With respect to any damage or destruction which Landlord is
           ------
obligated to repair or may elect to repair, Tenant waives all rights to terminate this Lease pursuant to rights otherwise presently or hereafter accorded by law and not specifically set forth herein.

13. EMINENT DOMAIN.
    --------------

    13.1 Total Condemnation. If all of the Premises is condemned by eminent
         ------------------
domain, inversely condemned or sold under threat of condemnation for any public or quasi-public use or purpose ("Condemned"), this Lease shall terminate as of the earlier of the date the condemning authority takes title to or possession of the Premises, and Rent shall be adjusted to the date of termination.

    13.2 Partial Condemnation, If any portion of the Premises is Condemned and
         --------------------
such partial condemnation materially impairs Tenant's ability to use the Premises for Tenant's business as reasonably determined by Landlord. Landlord shall have the option of either (i) relocating Tenant to comparable space within the Project or (ii) terminating this Lease as of the earlier of the date title vests in the condemning authority or as of the date an order of immediate possession is issued and Rent shall be adjusted to the date of termination. If such partial condemnation does not materially impair Tenant's ability to use the Premises for the business of Tenant, Landlord shall promptly restore the Premises to the extent of any condemnation proceeds recovered by Landlord, excluding the portion thereof lost in such condemnation, and this Lease shall continue in full force and effect except that after the date of such title vesting Rent shall be adjusted as reasonably determined by Landlord.

    13.3 Award. If the Premises are wholly or partially Condemned, Landlord
         -----
shall be entitled to the entire award paid for such condemnation, and Tenant waives any claim to any part of the award from Landlord or the condemning authority; provided, however, Tenant shall have the right to recover from Landlord such compensation, if any, as may be specifically awarded to Landlord in connection with costs in removing Tenant's merchandise, furniture, fixtures, leasehold improvements and equipment to a new location. No condemnation of any kind shall be construed to constitute an actual or constructive eviction of Tenant or a breach of any express or implied covenant of quiet enjoyment.

    13.4 Temporary Condemnation. In the event of a temporary condemnation not
         ----------------------
extending beyond the Term, this Lease shall remain in effect, Tenant shall continue to pay Rent and Tenant shall receive any award made for such condemnation except damages to any of Landlord's property. If a temporary condemnation is for a period which extends beyond the Term, this Lease shall terminate as of the date of initial occupancy by the condemning authority and any such award shall be distributed in accordance with the preceding section. If a temporary condemnation remains in effect at the expiration or earlier termination of this Lease, Tenant shall pay Landlord the reasonable cost of performing any obligations required of Tenant with respect to the surrender of the Premises, unless Landlord receives such costs from the condemning authority.

14.  DEFAULT.
     -------

     14.1 Events of Defaults. The occurrence of any of the following events
          ------------------
shall, at Landlord's option, constitute an "Event of Default":

          14.1.1 Vacation or abandonment of the Premises for a period of thirty
(30) consecutive days;

          14.1.2 Failure to pay Rent on the date when due and the failure continuing for a period of five (5) days after such payment is due:

          14.1.3 Failure to perform Tenant's covenants and obligations hereunder (except default in the payment of Rent) where such failure continues for a period of thirty (30) days after written notice from Landlord: provided, however, if the

                                      9.

nature of the default is such that more than thirty (30) days are reasonably required for its cure. Tenant shall not be deemed to be in default if Tenant commences the cure within the thirty (30) day period and diligently prosecutes such cure to completion;

            14.1.4 The making of a general assignment by Tenant for the benefit of creditors: the filing of a voluntary petition by Tenant or the filing of an involuntary petition by any of Tenant's creditors seeking the rehabilitation, liquidation or reorganization of Tenant under any law relating to bankruptcy, insolvency or other relief of debtors and, in the case of an involuntary action, the failure to remove or discharge the same within sixty (60) days of such filing; the appointment of a receiver or other custodian to take possession of substantially all of Tenant's assets or this leasehold; Tenant's insolvency or inability to pay Tenant's debts or failure generally to pay Tenant's debts when due; any court entering a decree or order directing the winding up or liquidation of Tenant or of substantially all of Tenant's assets; Tenant taking any action toward the dissolution or winding up of Tenant's affairs; the cessation or suspension of Tenant's use of the Premises; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets or this leasehold;

            14.1.5 The making of any material misrepresentation or omission by Tenant or any successor in interest of Tenant in any materials delivered by or on behalf of Tenant to Landlord or Landlord's lender pursuant to this Lease; or

            14.1.6 The occurrence of an Event of Default set forth in Section
14.1.4 or 15.1.5 with respect to any guarantor of this Lease, if applicable.

     14.2   Remedies.
            --------

            14.2.1 Termination. In the event of the occurrence of any Event of
                   -----------
Default, Landlord shall have the right to give a written termination notice to Tenant and, on the date specified in such notice, this Lease shall terminate unless on or before such date all arrears of Rent and all other sums payable by Tenant under this Lease and all costs and expenses incurred by or on behalf of Landlord hereunder shall have been paid by Tenant and all other Events of Default at the time existing shall have been fully remedied to the satisfaction of Landlord.

                   14.2.1.1 Repossession. Following termination, without
                            ------------
prejudice to other remedies Landlord may have, Landlord may (i) peaceably re-enter the Premises upon voluntary surrender by Tenant or remove Tenant therefrom and any other persons occupying the Premises, using such legal proceedings as may be available; (ii) repossess the Premises or relet the Premises or any part thereof for such term (which may be for a term extending beyond the Term), at such rental and upon such other terms and conditions as Landlord in Landlord's sole discretion shall determine, with the right to make reasonable alterations and repairs to the Premises; and (iii) remove all personal property therefrom.

                   14.2.1.2 Unpaid Rent. Landlord shall have all the rights and
                            -----------
remedies of a landlord provided by applicable law, including the right to recover from Tenant: (a) the worth, at the time of award, of the unpaid Rent that had been earned at the time of termination, (b) the worth, at the time of award, of the amount by which the unpaid Rent that would have been earned after the date of termination until the time of award exceeds the amount of loss of rent that Tenant proves could have been reasonably avoided, (c) the worth, at the time of award, of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided, and (d) any other amount, and court costs, necessary to compensate Landlord for all detriment proximately caused by Tenant's default, The phrase "worth, at the time of award," as used in (a) and
(b) above, shall be computed at the Applicable Interest Rate, and as used in (c) above, shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

            14.2.2 Continuation. Even though an Event of Default may have
                   ------------
occurred, this Lease shall continue in effect for so long as Landlord does not terminate Tenant's right to possession; and Landlord may enforce all of Landlord's rights and remedies under this Lease, including the right to recover Rent as it becomes due. Landlord, without terminating this Lease, may, during the period Tenant is in default, enter the Premises and relet the same, or any portion thereof, to third parties for Tenant's account and Tenant shall be liable to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, brokers' commissions, expenses of remodeling the Premises and like costs. Reletting may be for a period shorter or longer than the remaining Term. Tenant shall continue to pay the Rent on the date the same is due. No act by Landlord hereunder, including acts of maintenance, preservation or efforts to lease the Premises or the appointment of a receiver upon application of Landlord to protect Landlord's interest under this Lease, shall terminate this Lease unless Landlord notifies Tenant that Landlord elects to terminate this Lease. In the event that Landlord elects to relet the Premises, the rent that Landlord receives from reletting shall be applied to the payment of, first, any indebtedness from Tenant to Landlord other than Base Rent and Real Property Taxes; second, all costs, including maintenance, incurred by Landlord in reletting; and, third, Base Rent and Real Property Taxes under this Lease. After deducting the payments referred to above, any sum remaining from the rental Landlord receives from reletting shall be held by Landlord and applied in payment of future Rent as Rent becomes due under this Lease. In no event, and notwithstanding anything in Section 15 to the contrary, shall Tenant be entitled to any excess rent received by Landlord. If, on the date Rent is due under this Lease, the rent received from the reletting is less than the Rent due on that date. Tenant shall pay to Landlord, in addition to the remaining

                                      10.

Rent due, all costs, including maintenance, which Landlord incurred in reletting the Premises that remain after applying the rent received from reletting as provided hereinabove. So long as this Lease is not terminated, Landlord shall have the right to remedy any default of Tenant, to maintain or improve the Premises, to cause a receiver to be appointed to administer the Premises and new or existing subleases and to add to the Rent payable hereunder all of Landlord's reasonable costs in so doing, with interest at the Applicable Interest Rate from the date of such expenditure.

      14.3 Cumulative. Each right and remedy of Landlord provided for herein or
           ----------
now or hereafter existing at law, in equity, by statute or otherwise shall be cumulative and shall not preclude Landlord from exercising any other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity, by statute or otherwise. No payment by Tenant of a lesser amount than the Rent nor any endorsement on any check or letter accompanying any check or payment as Rent shall be deemed an accord and satisfaction of full payment of Rent; and Landlord may accept such payment without prejudice to Landlord's right to recover the balance of such Rent or to pursue other remedies.

15. ASSIGNMENT AND SUBLETTING. Tenant shall not assign, sublet or otherwise
    -------------------------
transfer, whether voluntarily or involuntarily or by operation of law, the Premises or any part thereof without Landlord's prior written approval, which shall not be unreasonably withheld. The merger of Tenant with any other entity or the transfer of any controlling or managing ownership or beneficial interest in Tenant, or the assignment of a substantial portion of the assets of Tenant, whether or not located at the Premises, shall constitute an assignment hereunder. If Tenant desires to assign this Lease or sublet any or all of the Premises, Tenant shall give Landlord written notice thereof with copies of all related documents and agreements associated with the assignment or sublease, including without limitation, the financial statements of any proposed assignee or subtenant, forty-five (45) days prior to the anticipated effective date of the assignment or sublease. Tenant shall pay Landlord's reasonable attorneys' fees incurred in the review of such documentation plus an administrative fee of Three Hundred Fifty Dollars ($350.00) for each proposed transfer. Landlord shall have a period of thirty (30) days following receipt of such notice and all related documents and agreements to notify Tenant in writing of Landlord's approval or disapproval of the proposed assignment or sublease. If Landlord fails to notify Tenant in writing of such election, Landlord shall be deemed to have approved such assignment or subletting. This Lease may not be assigned by operation of law. Any purported assignment or subletting contrary to the provisions hereof shall be void and shall constitute an Event of Default hereunder. If Tenant receives rent or other consideration for any such transfer in excess of the Rent, or in case of the sublease of a portion of the Premises, in excess of such Rent that is fairly allocable to such portion after appropriate adjustments to assure that all other payments required hereunder are appropriately taken into account, Tenant shall pay Landlord fifty percent (50%) of the difference between each such payment of rent or other consideration and the Rent required hereunder. During any period in which an Event of Default (as defined in Section 14.1) remains uncured, Landlord may, without waiving any other rights or remedies, collect rent from the assignee, subtenant or occupant and apply the net amount collected to the Rent herein reserved and apportion any excess rent so collected in accordance with the terms of the preceding sentence. Tenant shall continue to be liable as a principal and not as a guarantor or surety to the same extent as though no assignment or subletting had been made. Landlord may consent to subsequent assignments or subletting of this Lease or amendments or modifications to the Lease by assignees of Tenant without notifying Tenant or any successor of Tenant and without obtaining their consent. No permitted transfer shall be effective until there has been delivered to Landlord a counterpart of the transfer instrument in which the transferee agrees to be and remain jointly and severally liable with Tenant for the payment of Rent pertaining to the Premises and for the performance of all the terms and provisions of this Lease relating thereto arising on or after the date of the transfer. Subject to the provisions hereof and provided Landlord receives thirty
(30) days prior written notice and a true and correct copy of the assignment instrument. Landlord hereby consents to the assignment of Tenant's interest in and to this Lease to any wholly owned subsidiary of Tenant.

16. ESTOPPEL ATTORNMENT AND SUBORDINATION.
    -------------------------------------

    16.1  Estoppel. Within ten (10) days after request by Landlord, Tenant
          --------
shall deliver an estoppel certificate duly executed (and acknowledged if required by any lender), in the form attached hereto as Exhibit G, or in such
                                                        ---------
other form as may be acceptable to the lender, which form may include some or all of the provisions contained in Exhibit G, to any proposed mortgagee,
                                   ---------
purchaser or Landlord. Tenant's failure to deliver said statement in such time period shall be an Event of Default hereunder and shall be conclusive upon Tenant that (a) this Lease is in full force and effect, without modification except as may be represented by Landlord; (b) there are no uncured defaults in Landlord's performance and Tenant has no right of offset, counterclaim or deduction against Rent hereunder; and (c) no more than one month's Base Rent has been paid in advance. If any financier should require that this Lease be amended (other than in the description of the Premises, the Term, the Permitted Use, the Rent or as will substantially, materially and adversely affect the rights of Tenant). Landlord shall give written notice thereof to Tenant, which notice shall be accompanied by a Lease supplement embodying such amendments. Tenant shall, within ten ( 10) days after the receipt of Landlord's notice, meet and confer with Landlord in good faith with respect to such proposed amendments.

    16.2  Subordination. This Lease shall be subject and subordinate to all
          -------------
ground leases and the lien of all mortgages and deeds of trust which now or hereafter affect the Premises or the Project or Landlord's interest therein, and all amendments thereto, all without the necessity of Tenant's executing further instruments to effect such subordination. If requested, Tenant shall execute and deliver to Landlord within ten (10) days after Landlord's request whatever documentation that may

                                      11.

reasonably be required to further effect the provisions of this paragraph. With respect to any new mortgage or deed of trust encumbering the Premises after the date of this Lease, Landlord shall use its best efforts to obtain from such mortgagee or beneficiary under the deed of trust a non-disturbance agreement in such party's usual and customary form protecting the interest of Tenant hereunder.

     16.3 Attornment. In the event of a foreclosure proceeding, the exercise of
          ----------
the power of sale under any mortgage or deed of trust or the termination of a ground lease, Tenant shall, if requested, attorn to the purchaser thereupon and recognize such purchaser as Landlord under this Lease; provided, however, Tenant's obligation to attorn to such purchaser shall be conditioned upon Tenant's receipt of a non-disturbance agreement protecting the interest of Tenant hereunder.

 17.  MISCELLANEOUS.
      -------------

      17.1   General.
             -------

             17.1.1  Entire Agreement. This Lease sets forth all the agreements
                     ----------------
between Landlord and Tenant concerning the Premises; and there are no agreements either oral or written other than as set forth herein.

             17.1.2  Time of Essence. Time is of the essence of this Lease.
                     ---------------

             17.1.3  Attorneys' Fees. In any action or proceeding which either
                     ---------------
party brings against the other to enforce its rights hereunder, the unsuccessful party shall pay all costs incurred by the prevailing party, including reasonable attorneys' fees, which amounts shall be a part of the judgment in said action or proceeding.

             17.1.4  Severability. If any provision of this Lease or the
                     ------------
application of any such provision shall be held by a court of competent jurisdiction to be invalid, void or unenforceable to any extent, the remaining provisions of this Lease and the application thereof shall remain in full force and effect and shall not be affected, impaired or invalidated.

             17.1.5  Law. This Lease shall be construed and enforced in
                     ---
accordance with the laws of the state in which the Premises are located.

             17.1.6  No Option. Submission of this Lease to Tenant for
                     ---------
examination or negotiation does not constitute an option to lease, offer to lease or a reservation of, or option for, the Premises; and this document shall become effective and binding only upon the execution and delivery hereof by Landlord and Tenant.

             17.1.7  Successors and Assigns. This Lease shall be binding upon
                     ----------------------
and inure to the benefit of the successors and assigns of Landlord and, subject to compliance with the terms of Section 15, Tenant.

             17.1.8  Third Party Beneficiaries. Nothing herein is intended to
                     -------------------------
create any third party benefit.

             17.1.9  Memorandum of Lease. Tenant shall not record this Lease or
                     -------------------
a short form memorandum hereof without Landlord's prior written consent.

             17.1.10 Agency Partnership or Joint Venture. Nothing contained
                     -----------------------------------
herein nor any acts of the parties hereto shall be deemed or construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership or of joint venture by the parties hereto or any relationship other than the relationship of landlord and tenant.

             17.1.11 Merger. The voluntary or other surrender of this Lease by
                     ------
Tenant or a mutual cancellation thereof or a termination by Landlord shall not work a merger and shall, at the option of Landlord, terminate all or any existing subtenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all of such subtenancies.

             17.1.12 Headings. Section headings have been inserted solely as a
                     --------
matter of convenience and are not intended to define or limit the scope of any of the provisions contained therein.

      17.2 Signs. All signs and graphics of every kind visible in or from public
           -----
view or the exterior of the Premises shall be subject to Landlord's prior written approval and shall be subject to any applicable governmental laws, ordinances, and regulations and in compliance with Landlord's signage program. Tenant shall remove all such signs and graphics prior to the termination of this Lease. Such installations and removals shall be made in such manner as to avoid injury or defacement of the Premises; and Tenant shall repair any injury or defacement, including without limitation, discoloration caused by such installation or removal.

      17.3 Waiver. No waiver of any default or breach hereunder shall be implied
           ------
from any omission to take action on account thereof, notwithstanding any custom and practice or course of dealing. No waiver by either party of any provision under this Lease shall be effective unless in writing and signed by such party. No waiver shall affect any default other than

                                      12.

the default specified in the waiver and then such waiver shall be operative only for the time and to the extent therein stated. Waivers of any covenant shall not be construed as a waiver of any subsequent breach of the same.

     17.4 Financial Statements. Tenant shall provide to any lender, purchaser
          --------------------
or Landlord, within ten (10) days after request, a current, accurate, certified financial statement for Tenant and Tenant's business prepared under generally accepted accounting principles consistently applied and such other certified financial information as may be reasonably required by Landlord, purchaser or any lender of either.

     17.5 Limitation of Liability. The obligations of Landlord under this Lease
          -----------------------
are not personal obligations of the individual partners, directors, officers, shareholders, agents or employees of Landlord; and Tenant shall look solely to the Premises for satisfaction of any liability of Landlord and shall not look to other assets of Landlord nor seek recourse against the assets of the individual partners, directors, officers, shareholders, agents or employees of Landlord. Whenever Landlord transfers its interest, Landlord shall be automatically released from further performance under this Lease and from all further liabilities and expenses hereunder and the transferee of Landlord's interest shall assume all liabilities and obligations of Landlord hereunder from the date of such transfer.

     17.6 Notices. All notices to be given hereunder shall be in writing and
          -------
mailed postage prepaid by certified or registered mail, return receipt requested, or delivered by personal or courier delivery, or sent by facsimile (immediately followed by one of the preceding methods), to Landlord's Address and Tenant's Address, or to such other place as Landlord or Tenant may designate in a written notice given to the other party. Notices shall be deemed served upon the earlier of receipt or three (3) days after the date of mailing.

     17.7 Brokerage Commission. Landlord shall pay a brokerage commission to
          --------------------
Broker in accordance with a separate agreement between Landlord and Broker. Tenant warrants to Landlord that Tenant's sole contact with Landlord or with the Premises in connection with this transaction has been directly with Landlord and Broker, and that no other broker or finder can properly claim a right to a commission or a finder's fee based upon contacts between the claimant and Tenant. Tenant agrees to indemnify and hold Landlord harmless from any claims or liability, including reasonable attorneys' fees, in connection with a claim by any person for a real estate broker's commission, finder's fee or other compensation based upon any statement, representation or agreement of Tenant, and Landlord agrees to indemnify and hold Tenant harmless from any such claims or liability, including reasonable attorneys' fees, based upon any statement, representation or agreement of Landlord.

     17.8 Authorization. Each individual executing this Lease on behalf of
          -------------
Tenant represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of Tenant and that such execution is binding upon Tenant.

     17.9 Holding Over; Surrender.
          -----------------------

          17.9.1 Holding Over. If Tenant holds over the Premises or any part
                 ------------
thereof after expiration of the Term, such holding over shall constitute a month-to-month tenancy, at a rent equal to one hundred twenty-five percent (125%) of the Base Rent in effect immediately prior to such holding over and shall otherwise be on all the other terms and conditions of this Lease. This paragraph shall not be construed as Landlord's permission for Tenant to hold over. Acceptance of Rent by Landlord following expiration or termination shall not constitute a renewal of this Lease or extension of the Term except as specifically set forth above. If Tenant falls to surrender the Premises upon expiration or earlier termination of this Lease, Tenant shall indemnify and hold Landlord harmless from and against all loss or liability resulting from or arising out of Tenant's failure to surrender the Premises, including, but not limited to, any amounts required to be paid to any tenant or prospective tenant who was to have occupied the Premises after the expiration or earlier termination of this Lease and any related attorneys' fees and brokerage commissions.

          17.9.2 Surrender. Upon the termination of this Lease or Tenant's
                 ---------
right to possession of the Premises, Tenant will surrender the Premises, together with all keys, in good condition and repair, reasonable wear and tear excepted. Conditions existing because of Tenant's failure to perform maintenance, repairs or replacements shall not be deemed "reasonable wear and tear."

     17.10 Joint and Several. If Tenant consists of more than one person, the
           -----------------
obligation of all such persons shall be joint and several.

     17.11 Covenants and Conditions. Each provision to be performed by Tenant
           ------------------------
hereunder shall be deemed to be both a covenant and a condition.

     17.12 Addenda. The Addenda attached hereto, if any, and identified with
           -------
this Lease are incorporated herein by this reference as if fully set forth herein.

                                      13.

     IN WITNESS WHEREOF, the parties have executed this Lease as of the date set forth above.


"Landlord"                                     "Tenant"

CATELLUS DEVELOPMENT CORPORATION,              MOHAWK INDUSTRIES. INC.,
a Delaware corporation                         a Georgia corporation


By: /s/ [SIGNATURE ILLEGIBLE]                  By: /s/ [SIGNATURE ILLEGIBLE]
   -----------------------------                  ------------------------------
   Its: VP                                        Its: PRESIDENT
       -------------------------                      --------------------------
Date:  12-4-95                                 Date:   11-28-95
     ---------------------------                       -------------------------

                                      14.

                               ADDENDUM TO LEASE
                               -----------------

     THIS ADDENDUM TO LEASE ("Addendum") is attached to and constitutes an integral part of the Lease between CATELLUS DEVELOPMENT CORPORATION, as Landlord, and MOHAWK INDUSTRIES, INC., as Tenant. The terms of this Addendum shall be incorporated in the Lease for all purposes. In the event of a conflict between the provisions of the Lease and the provisions of this Addendum, this Addendum shall control.


THE FOLLOWING NEW SECTIONS ARE HEREBY ADDED TO THE LEASE WHICH STATE IN THEIR ENTIRETY AS FOLLOWS:

18. Force Majeure Event. For purposes of this Lease, the term "Force Majeure
    -------------------
Event" shall mean and include the following: any delay caused by any action, inaction, order, ruling, moratorium, regulation, statute, condition or other decision of any governmental agency having jurisdiction over any portion of the Project, over the construction anticipated to occur thereon or over any uses thereof, or by fire, flood, inclement weather, strikes, lockouts or other labor or industrial disturbance (whether or not on the part of agents or employees of either party hereto engaged in the construction of the Premises), civil disturbance, order of any government, court or regulatory body claiming jurisdiction or otherwise, act of public enemy, war, riot, sabotage, blockade, embargo, failure or inability to secure materials, supplies or labor through ordinary sources by reason of shortages or priority, discovery of hazardous or toxic materials, earthquake, or other natural disaster, or any cause whatsoever beyond the reasonable control (excluding financial inability) of the party whose performance is required, or any of its contractors or other representatives, whether or not similar to any of the causes hereinabove stated.

19. CPI Adjustment. Effective as of the first day of the thirty-first (31st)
    --------------
month of the Term (the "CPI Adjustment Date"), the Base Rent in effect immediately before the CPI Adjustment Date shall be increased, in accordance with the percentage increase, if any, in the Consumer Price Index, to an amount which is equal to the product of (i) the Index (as hereinafter defined) for the third month preceding the CPI Adjustment Date, multiplied by (ii) the initial Base Rent set forth in the Basic Lease Information, divided by (iii) the Basic Index (as hereinafter defined); provided, however, in no event shall the Base Rent (as adjusted) in effect immediately prior to the CPI Adjustment Date be decreased, nor shall it be increased as a result of a CPI adjustment by more than six percent (6%) per Lease Year, compounded annually. The "Index" shall mean the Consumer Price Index, All Items, 1982-1984 = 100, All Urban Consumers, for the Los Angeles/Riverside/Anaheim Area, as published by the United States Department of Labor, Bureau of Labor Statistics, or its successor index, and the "Basic Index" shall mean the Index published for the third month preceding the Commencement Date. The adjusted Base Rent shall be rounded to the nearest $1.00. If the Index required for the calculation specified in this subsection is not available on the CPI Adjustment Date in question, Tenant shall continue to pay the same amount of Base Rent payable during the period immediately preceding the CPI Adjustment Date until the Index is available and the necessary calculation is made. As soon as such calculation is made, Tenant shall immediately pay to Landlord the amount of any underpayment of Base Rent for the month(s) that may have elapsed. In the event the compilation or publication of the Index shall be transferred to any other governmental department, bureau or agency or shall be discontinued, the index most nearly the same as the Index shall be used to make such calculation.

                                      15.

20.  Options to Extend.
     -----------------

     20.1 Terms of Options. Provided (i) Tenant is not in default under the
          ----------------
terms of this Lease at the time each renewal option is exercised or at the commencement of the applicable Extension Term (as hereinafter defined). (ii) Tenant is occupying at least ninety percent (90%) of the Premises, including any expansion space, and (iii) Landlord has not given more than two (2) notices of default in any twelve (12) month period for nonpayment of monetary obligations, Tenant shall have two (2) options to renew this Lease for an additional period of sixty (60) months each (the "First and Second Extension Terms"). The Extension Terms shall be on all the terms and conditions of this Lease, except that Landlord shall have no additional obligation for free rent, leasehold improvements or for any other tenant inducements for the Extension Terms. Base Rent shall be increased (but not decreased) as set forth below. There shall be no additional extension terms beyond the Extension Terms set forth herein. Tenant must exercise its options to extend this Lease by giving Landlord written notice of its election to do so not less than one hundred eighty (180) days prior to the end of the initial Term, or the First Extension Term, as applicable. Any notice not given in a timely manner shall be void, and Tenant shall be deemed to have waived its extension rights. The extension options set forth herein are personal to Tenant and shall not be included in any assignment of this Lease.

     20.2 Base Rent During First Extension Term. Effective as of the first day
          -------------------------------------
of the First Extension Term, and on the first day of the thirty-first (31st) month thereafter (the "First Extension CPI Adjustment Date(s)"), the monthly Base Rent shall be increased in accordance with the percentage increase, if any, in the Consumer Price Index, calculated in the manner set forth in Section 19; provided, however, in no event shall the Base Rent (as adjusted) in effect immediately prior to the applicable First Extension CPI Adjustment Date be decreased, nor shall it be increased as a result of a CPI adjustment by more than six percent (6%) per Lease Year, compounded annually.

     20.3 Base Rent During Second Extension Term. The monthly Base Rent payable
          --------------------------------------
for the first thirty (30) months of the Second Extension Term shall be increased (but not decreased) to 98% of the fair market rental rate ("Market Rent") to be determined as follows:

          20.3.1 Agreement on Base Rent. Landlord and Tenant shall have thirty
                 ----------------------
(30) days after Landlord receives the exercise notice in which to agree on the Base Rent during the Second Extension Term. Notwithstanding anything in this
Section 20.3 to the contrary, in no event shall the Base Rent for the Second Extension Term be less than the Base Rent in effect immediately prior to the Second Extension Term.

          20.3.2 Appraisal. If Landlord and Tenant are unable to agree upon the
                 ---------
Base Rent for the Second Extension Term within such thirty (30) day period, then within fifteen (15) days after the expiration of the thirty (30) day period, each party, by giving notice to the other party, shall appoint a real estate appraiser who is a current member of the American Institute of Real Estate Appraisers, with at least five (5) years of experience appraising building space comparable to the Premises in the city and county where the Premises is located to determine the Market Rent. Market Rent shall mean the monthly amount per rentable square foot in the Premises that a willing, non-equity new tenant would pay and a willing landlord would accept at arm's length for space in a comparable building or buildings, with comparable tenant improvements, in a comparable location, giving appropriate consideration to monthly rental rates per rentable square foot, the presence or absence of rent escalation clauses such as operating expense and tax pass-throughs, length of lease term, size and location of premises being leased and other

                                      16.

generally applicable terms and conditions of tenancy for a similar building or buildings. If the two (2) appraisers are unable to agree on the Market Rent for the Second Extension Term within twenty (20) days, they shall select a third appraiser meeting the qualifications stated in this Section within five (5) days after the last day the two (2) appraisers are given to set the Market Rent for the Second Extension Term. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party. Within twenty (20) days after the selection of the third appraiser, a majority of the appraisers shall set the Market Rent for the Second Extension Term. If a majority of the appraisers is unable to set the Market Rent within the twenty
(20) day period, the two (2) closest appraisals shall be added together and their total divided by two (2). The resulting quotient shall be the Market Rent for the first thirty (30) months of the Second Extension Term. Each party shall be responsible for the costs, charges and fees of the appraiser appointed by that party plus one-half of the cost of the third appraiser.

          20.3.3 Amendment of Lease. Immediately after the Base Rent is
                 ------------------
determined pursuant to this Section 20.3, Landlord and Tenant shall execute an amendment to this Lease stating the new Base Rent in effect.

          20.3.4 Base Rent Increase During Second Extension Term. Effective as
                 -----------------------------------------------
of the first day of the thirty-first (31st) month of the Second Extension Term (the "Second Extension CPI Adjustment Date"), the monthly Base Rent shall be increased in accordance with the percentage increase, if any, in the Consumer Price Index, calculated in the manner set forth in Section 19; except that the Index shall be multiplied by the monthly Base Rent payable during the first thirty (30) months of the Second Extension Term, and the Basic Index shall mean the Index published for the third month preceding the commencement of the Second Extension Term; provided, however, in no event shall the Base Rent in effect after the Second Extension CPI Adjustment Date be less than the Base Rent in effect immediately preceding the Second Extension CPI Adjustment Date.


LANDLORD'S INITIALS  ??                                  TENANT'S INITIALS   JL
                    -----                                                  -----

                                      17.

                                   EXHIBIT A

                              [PLAN APPEARS HERE]

                                   EXHIBIT B
                                   ---------

                                  WORK LETTER
                                  -----------

Tenant Improvements.
-------------------

1.1 Landlord shall construct or cause to be constructed in and to the Premises, at Landlord's cost and expense, not to exceed One Hundred Eighty Thousand Dollars ($180,000.00), certain tenant improvements, including space planning, permits and related costs (the "Tenant Improvements"), substantially in accordance with the space plan or other appropriate exhibit (the "Space Plan") attached hereto, marked Exhibit B-1 and made a part hereof and in accordance
                        -----------
with Landlord's current building standards. If said Exhibit is not attached, the Space Plan shall be prepared by Landlord and submitted to Tenant for approval, which approval shall be given within five (5) days following receipt thereof, and evidenced by Tenant's signature thereon. A failure by Tenant to respond within said five (5) day period shall be deemed approval. Upon approval by both parties, the Space Plan shall be deemed incorporated herein by reference, although not attached hereto.

1.2 The Tenant Improvements shall include costs approved by Landlord and associated with the design, permit process and construction (including, a fee equal to five percent (5%) of the total cost thereof as reimbursement for the expense of Landlord's administration and coordination) of the Tenant Improvements, including but not limited to, architect's fees, plan check and permit fees, and fees for utility and telephone service hook-ups. The Tenant Improvements shall not include any improvements which Landlord, in its sole discretion, considers specialized, or any equipment or trade fixtures of Tenant, nor any improvements not shown on the Space Plan which Tenant may desire or governing agencies may require.

1.3 In the event that Tenant desires any change in the Tenant Improvements which is reasonable and practical (which shall be conclusively determined by the Architect), such change may only be requested by the delivery to Landlord by Tenant of a proposed written "Change Order" specifically setting forth the requested change. Landlord shall have five (5) business days from the receipt of the proposed Change Order to provide Tenant with the Architect's disapproval of the proposed change stating the reason(s) for such disapproval, or if the Architect approves the proposed change, the following items: (i) a summary of any increase in the cost caused by such change (the "Change Order Cost"), (ii) a statement of the number of days of any delay caused by such proposed change (the "Change Order Delay"), and (iii) a statement of the cost of the Change Order Delay (the "Change Order Delay Expense"), which Change Order Delay Expense shall be the product of the number of days of delay multiplied by $2,500.00. Tenant shall then have three (3) business days to approve the Change Order Cost, the Change Order Delay and the Change Order Delay Expense. If Tenant gives timely written notice of approval of the Change Order Cost, the Change Order Delay and the Change Order Delay Expense, Landlord shall promptly execute the Change Order and cause the appropriate changes to the Plans and Specifications to be made. Tenant's approval shall include full payment of the Change Order Cost and Change Order Delay Expense. If Tenant fails to respond to Landlord within said three
(3) business day period, the Change Order Cost, the Change Order Delay and the Change Order Delay Expense shall be deemed disapproved by Tenant and Landlord shall have no further obligation to perform any work set forth in the proposed Change Order. The Change Order Cost shall include all costs associated with the Change Order, including, without limitation, architectural fees and construction costs, as conclusively determined by the Architect and the General Contractor, respectively, together with a five percent (5%) fee of these costs as reimbursement for the expense of administration and coordination of such Change Order by Landlord. The Change Order Delay shall include all delays caused by the Change Order, including, without limitation, all architectural and construction delays, as conclusively determined by the Architect and the General Contractor, respectively.

1.4 Landlord hereby to assign to Tenant, upon request, the benefit of any and all contractor's and manufacturer's warranties received by Landlord in connection with the construction of the Tenant Improvements.

LANDLORD'S INITIALS  ??                                  TENANT'S INITIALS _____
                    -----

                                  EXHIBIT B-1
                                  -----------

                                  SPACE PLAN
                                  ----------

                                   EXHIBIT C
                                   ---------

                         COMMENCEMENT DATE MEMORANDUM
                         ----------------------------

          With respect to that certain lease ("Lease") dated ______, 19__ , between ____________________________, a _____________________ ("Tenant"), and
Catellus Development Corporation, a Delaware corporation ("Landlord"), whereby Landlord leased to Tenant and Tenant leased from Landlord approximately ________ rentable square feet of the building located at ______________________ ("Premises"), Tenant hereby acknowledges and certifies to Landlord as follows:

     (1) Landlord delivered possession of the Premises to Tenant in a Substantially completed condition on ________________________ ("Possession Date");

     (2)  The Commencement Date is______________________________.

     (3)  The Premises contain ________________ square feet of space; and

     (4) Tenant has accepted and is currently in possession of the Premises and the Premises are acceptable for Tenant's use.

    IN WITNESS WHEREOF, this Commencement Date Memorandum is executed this ____ day of ________________, 199__ .


                                    "Tenant"

                                    __________________________
                                    a ________________________


                                    By:  _____________________
                                     Its: ____________________

                                    By:  _____________________
                                     Its: ____________________

[LOGO]  CERTIFICATE OF INSURANCE.                          ISSUE DATE (MM/DD/YY)
PRODUCER
--------------------------------------------------------------------------------
                                 THIS CERTIFICATE IS ISSUED AS A MATTER OF
                                 INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE
                                 CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT
                                 AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY
                                 THE POLICIES BELOW.
                               -------------------------------------------------
                                       COMPANIES AFFORDING COVERAGE
                                 (Must have "Best" Rating or "A B" or better)
                               -------------------------------------------------
                                 COMPANY
                                 LETTER  A
                               -------------------------------------------------
                                 COMPANY
----------------------------
INSURED                          LETTER  B
                               -------------------------------------------------
                                 COMPANY
                                 LETTER  C
                               -------------------------------------------------
                                 COMPANY
                                 LETTER  D
                               -------------------------------------------------
                                 COMPANY
                                 LETTER  E
--------------------------------------------------------------------------------
COVERAGES
--------------------------------------------------------------------------------
      THIS IS TO CERTIFY THAT POLICIES OF INSURANCE LISTED BELOW HAVE SEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS, AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS

------------------------------------------------------------------------------------------------------------------------------------
CO        TYPE OF INSURANCE             POLICY NUMBER    POLICY EFFECTIVE    POLICY EXPIRATION      ALL LIMITS IN THOUSANDS
LTR                                                      DATE (MM/DD/YY)     DATE (MM/DD/YY)
------------------------------------------------------------------------------------------------------------------------------------
     GENERAL LIABILITY                                                                      GENERAL AGGREGATE               $2,000
                                                                                           -----------------------------------------
     [X] COMMERCIAL GENERAL LIABILITY                                                       PRODUCTS-COMP/OPS AGGREGATE     $2,000
                                                                                           -----------------------------------------
     [_] [_] CLAIMS MADE  [x] OCCURRENCE                                                    PERSONAL AND ADVERTISING xxx    $2,000
                                                                                           -----------------------------------------
     [X] OWNERS & CONTRACTORS PROCECTIVE                                                    EACH OCCURRENCE                 $2,000
                                                                                           -----------------------------------------
     [X] RAILROAD Prot. Liab.                                                               FIRE DAMAGE (ANY ONE FIRE)      $   50
         -------------------------------                                                   -----------------------------------------
     [X] X C 11 Included                                                                    MEDICAL EXPENSE (ANY ONE PERSON)$    5
         -------------------------------
                                                                                           -----------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
     AUTOMOBILE LIABILITY
     [X] ANY AUTO                                                                           CK.
                                                                                                       $2000
     [_] ALL OWNED AUTOS                                                                    BODILY
                                                                                            INJURY
                                                                                            PER PERSON $
                                                                                           -----------------------------------------
     [_] SCHEDULED AUTOS
     [X] HIRED AUTOS                                                                        BODILY
                                                                                            INJURY
                                                                                            PER
                                                                                            ACCIDENT   $
                                                                                           -----------------------------------------
     [X] NON-OWNED AUTOS
     [_] GARAGE LIABILITY                                                                   PROPERTY
                                                                                            DAMAGE     $
     [_] _______________________________
------------------------------------------------------------------------------------------------------------------------------------
     EXCESS LIABILITY                                                                                       EACH       AGGREGATE
     [X] Following Form                                                                                  OCCURRENCE
     [_]OTHER THAN UMBRELLA FORM                                                                       $              $
------------------------------------------------------------------------------------------------------------------------------------
                                                                                            STATUTORY
                                                                                           -----------------------------------------
          WORKERS' COMPENSATION                                                                 $1, 000      (EACH ACCIDENT)
                                                                                           -----------------------------------------
                   AND                                                                          $1, 000      (DISEASE POLICY LIMIT)
                                                                                           -----------------------------------------
           EMPLOYERS' LIABILITY                                                                 $1, 000     (DISEASE EACH EMPLOYEE)
------------------------------------------------------------------------------------------------------------------------------------
     OTHER

------------------------------------------------------------------------------------------------------------------------------------

   DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/RESTRICTIONS/SPECIAL ITEMS
     Certificate holder is named as additional insured as respects:

     _______________________________________________________________ (Location)
     REFER to Additional Insured endorsement attached.  Aggregate limits apply per location.
--------------------------------------------------------------------------------
CERTIFICATE HOLDER                                          CANCELLATION
--------------------------------------------------------------------------------

   CATELLUS DEVELOPMENT CORPORATION                          SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED
   1065 N. PACIFICENTER DRIVE , SUITE 200                    OR LIMITS REDUCED BEFORE THE EXPIRATION DATE THEREOF. THE ISSUING
   ANAHEIM, CA 92806                                         COMPANY WILL ENDEAVOR TO MAIL 60 DAYS WRITTEN NOTICE TO THE
   ATTN:   ASSET MANAGEMENT                                  CERTIFICATE HOLDER NAMED TO THE LEFT.
   FAX (714) 237--7416

                                                            ------------------------------------------------------------------------
                                                             AUTHORIZED REPRESENTATIVE
------------------------------------------------------------------------------------------------------------------------------------

                        EVIDENCE OF PROPERTY INSURANCE

     THIS IS EVIDENCE THAT INSURANCE AS IDENTIFIED BELOW HAS BEEN ISSUED, IS IN FORCE, AND CONVEYS ALL, THE RIGHTS AND PRIVILEGES AFFORDED UNDER THE POLICY. (MUST HAVE "BEST" RATING OF "A 8" OR BETTER

[ILLEGIBLE]                         COMPANY








CODE                SUB--CODE

                                    LOAN NUMBER                       POLICY NUMBER

INSURED                             EFFECTIVE DATE (MM/DD/YY)     EXPIRATION DATE (MM/DD/YY)
                                                                                               CONT. UNTIL
                                                                                               TERMINATED
                                                                                               IF CHECKED
                                    THIS REPLACES PRIOR EVIDENCE DATED:

-----------------------------------------------------------------------------------------------------------------

 PROPERTY INFORMATION
LOCATION/DESCRIPTION

              (provide address of leased PREMISES)

-----------------------------------------------------------------------------
COVERAGE INFORMATION

                          COVERAGE/PERSONAL/FORMS                          AMOUNT OF INSURANCE     DEDUCTIBLE
  Business Personal. Property (including Tenants Improvements               $ ________________    $ _____________
        and Betterments, if applicable)

  Business Income (100% contribution)                                       $ ________________    $ _____________

  Boiler & Machinery (if applicable)                                        $ ________________    $ _____________
  Warehousers legal liability (if applicable)                               $ ________________    $ _____________

  Replacement Cost Coverage, special form

-----------------------------------------------------------------------------------------------------------------

REMARKS INCLUDING SPECIAL CONDITIONS:

              Waiver of Subrogation provision included (per lease)

------------------------------------------------------------------------------
CANCELLATION

          THE POLICY IS SUBJECT TO THE PREMIUMS, FORMS, AND RULES IN EFFECT FOR EACH POLICY PERIOD. SHOULD THE POLICY BE TERMINATED, THE COMPANY WILL GIVE THE ADDITIONAL INTEREST IDENTIFIED BELOW 60 days WRITTEN NOTICE. AND WILL SEND NOTIFICATION OF ANY CHANGES TO THE POLICY THAT WOULD AFFECT THAT INTEREST, IN ACCORDANCE WITH THE POLICY PROVISIONS OR AS REQUIRED BY LAW.
--------------------------------------------------------------------------------
ADDITIONAL INTEREST

  NAME AND ADDRESS                                NATURE OF INTEREST
                                                     MORTGAGEE                    ADDITIONAL INSURED

  CATELLUS DEVELOPMENT CORPORATION
  1065 N. PACIFICENTER DRIVE, SUITE 200
  ANAHEIM,  CA 92806                                   LOSS PAYEE               X (OTHER)      Landlord
                                                -----------------------------------------------------------------
     ATTN:  ASSET MANAGEMENT                     SIGNATURE OF AUTHORIZED AGENT OF COMPANY
  FAX 714)   237-7416

-----------------------------------------------------------------------------------------------------------------

                                   EXHIBIT E
                                   ---------

                                PROHIBITED USES
                                ---------------

The following types of operations and activities are expressly prohibited on the
Premises:

      1.  automobile/truck maintenance, repair or fueling;

      2.  battery manufacturing or reclamation;

      3.  ceramics and jewelry manufacturing or finishing;

      4.  chemical (organic or inorganic) storage, use or manufacturing;

      5.  drum recycling;

      6.  dry cleaning;

      7.  electronic components manufacturing;

      8.  electroplating and metal finishing;

      9.  explosives manufacturing, use or storage;

      10. hazardous waste treatment, storage, or disposal;

      11. leather production, tanning or finishing;

      12. machinery and tool manufacturing;

      13. medical equipment manufacturing and hospitals;

      14. metal shredding, recycling or reclamation;

      15. metal smelting and refining;

      16. mining;

      17. paint, pigment and coating operations;

      18. petroleum refining;

      19. plastic and synthetic materials manufacturing;

      20. solvent reclamation;

      21. tire and rubber manufacturing;

      22. above- and/or underground storage tanks; and

      23. residential use or occupancy.

                                   EXHIBIT F
                                   ---------

                               CORRECTION ITEMS
                               ----------------

                                   EXHIBIT G
                                   ---------

                          TENANT ESTOPPEL CERTIFICATE



     To:    Bank of America National Trust
            and Savings Association ("Bank")
            Real Estate Industries Division No.____
            ___________________________________
            ___________________________________
            Attn: _____________________________

     Re:    Lease Dated:
            Current Landlord:                ___________________________
            Current Tenant:                  ___________________________
            Square Feet                      Approximately _____________
            Floor(s):                        ___________________________
            Located at:                      ___________________________


     _______________________ ("Tenant") hereby certifies that as of __________,
199__.

     1. Tenant is the present owner and holder of the tenant's interest under the lease described above, as it may be amended to date (the "Lease") with ___________________ as Landlord (who is called "Borrower" for the purposes of this Certificate). (USE THE NEXT SENTENCE IF THE LANDLORD OR TENANT NAMED IN THE LEASE IS A PREDECESSOR TO THE CURRENT LANDLORD OR TENANT.) [The original landlord under the Lease was ______________________, and the original tenant under the Lease was ______________.] The Lease covers the premises commonly known as (the "Premises") in the building (the "Building") at the address set forth above.

               (CHOOSE ONE OF THE FOLLOWING SECTION 2(a)s BELOW)
               -------------------------------------------------

     [2. (a) A true, correct and complete copy of the Lease (including all modifications, amendments, supplements, side letters, addenda and riders of and to it) is attached to this Certificate as Exhibit A.]
                                          ---------

     [2   (a)  The attached Exhibit A accurately identifies the Lease and all
                            ---------
modifications, amendments, supplements, side letters, addenda and riders of and to it.]

          (b) (IF APPLICABLE) [The Lease provides that in addition to the Premises, Tenant has the right to use or rent ______ [assigned/unassigned] parking spaces near the Building or in the garage portion of the building during the term of the Lease.]

          (c) The term of the Lease commenced on _________ 199__ and will expire on ____________, ___, including any presently exercised option or renewal term. (CHOOSE ONE OF THE FOLLOWING TWO SENTENCES:) [Tenant has no option or
       ------------------------------------------
right to renew, extend or cancel the Lease, or to lease additional space in the Premises or Building, or to use any parking (IF APPLICABLE) [other than that
                                             -------------
specified in Section 2(b) above].] [Except as specified in Paragraph(s) _______ of the Lease (copy attached), Tenant has no option or right to renew, extend or cancel the Lease, or to lease additional space in the Premises or Building, or to use any parking (IF APPLICABLE) [other than that specified in Section 2(b)
                    -------------
above].]

                  (CHOOSE ONE OF THE FOLLOWING SECTION 2(d)s)
                   -----------------------------------------

          [(d) Tenant has no option or preferential right to purchase all or any part of the Premises (or the land of which the Premises are a part). Tenant has no right or interest with respect to the Premises or the Building other than as Tenant under the Lease.]

          [(d) Except as specified in Paragraph(s) ____________ of the Lease (copy attached), Tenant has no option or preferential right to purchase all or any part of the Premises (or the land of which the Premises are a part). Except for the foregoing, Tenant has no right or interest with respect to the Premises or the Building other than as Tenant under the Lease.]

          (e) The annual minimum rent currently payable under the Lease is $________ and such rent has been paid through ________________, 199__. (IF
                                                                        --
APPLICABLE) [The annual percentage rent currently payable under the Lease is at
----------
the rate of and such rent has been paid through _______________, 199__.]

          (f) (IF APPLICABLE) [Additional rent is payable under the Lease for
               -------------
(i) operating, maintenance or repair expenses, (ii) property taxes, (iii) consumer price index cost of living adjustments, or (iv) percentage of gross sales adjustments (i.e., adjustments made based on underpayments of percentage rent). Such additional rent has been paid in accordance with Borrower's rendered bills through _______________, 199__. The base year amounts for additional rental items are as follows: (1) operating, maintenance or repair expenses $______________ (2) property taxes $____________, and (3) consumer price index
______________ (please indicate base year CPI level).]

          (g) Tenant has made no agreement with Borrower or any agent, representative or employee of Borrower concerning free rent, partial rent, rebate of rental payments or any other similar rent concession (IF APPLICABLE)
                                                                -------------
(except as expressly set forth in Paragraph(s) _____ of the Lease (copy attached)].

          (h) Borrower currently holds a security deposit in the amount of $___________ which is to be applied by Borrower or returned to Tenant in accordance with Paragraph(s) of the Lease. Tenant acknowledges and agrees that bank shall have no responsibility or liability for any security deposit, except to the extent that any security deposit shall have been actually received by Bank.

     3. (a) The Lease constitutes the entire agreement between Tenant and Borrower with respect to the Premises, has not been modified changed, altered or amended and is in full force and effect in the form (CHOOSE ONE) [attached
                                                     ----------
as/described in] Exhibit A. There are no other agreements, written or oral, which affect Tenant's occupancy of the Premises.

          (b) All insurance required of Tenant under the Lease has been provided by Tenant and all premiums have been paid.

          (c) To the best knowledge of Tenant, no party is in default under the Lease. To the best knowledge of Tenant, no event has occurred which, with the giving of notice or passage of time, or both, would constitute such a default.

          (d) The interest of Tenant in the Lease has not been assigned or encumbered. Tenant is not entitled to any credit against any rent or other charge or rent concession under the Lease except as set forth in the Lease. No rental payments have been made more than one month in advance.

     4. All contributions required to be paid by Borrower to date for improvements to the Premises have been paid in full and all of Borrower's obligations with respect to tenant improvements have been fully performed. Tenant has accepted the Premises, subject to no conditions other than those set forth in the Lease.

     5. Neither Tenant nor any guarantor of Tenant's obligations under the Lease is the subject of any bankruptcy or other voluntary or involuntary proceeding, in or out of court, for the adjustment of debtor-creditor relationships.

     6. (a) As used here. "Hazardous Substance" means any substance, material or waste (including petroleum and petroleum products) which is designated, classified or regulated as being "toxic" or "hazardous" or a "pollutant" or which is similarly designated, classified or regulated, under any federal, state or local law, regulation or ordinance.

          (b) Tenant represents and warrants that it has not used, generated, released, discharged, stored or disposed of any Hazardous Substances on, under, in or about the Building or the land on which the Building is located (IF
                                                                       --
APPLICABLE) [, other than Hazardous Substances used in the ordinary and
-----------
commercially reasonable course of Tenant's business in compliance with all applicable laws]. (IF APPLICABLE) [Except for such commercially reasonable use
                   -------------
by Tenant,] Tenant has no actual knowledge that any Hazardous Substance is present, or has been used, generated, released, discharged, stored or disposed of by any party, on, under, in or about such Building or land.

     7.   Tenant hereby acknowledges that Borrower (CHOOSE ONE) [intends to
                                                    ----------
encumber/has encumbered] the property containing the Premises with a Deed of Trust in favor of Bank. Tenant acknowledges the right of Borrower, Bank and any and all of Borrower's present and future lenders to rely upon the statements and representations of Tenant contained in this Certificate and further acknowledges that any loan secured by any such Deed of Trust or further deeds of trust will be made and entered into in material reliance on this Certificate.

     8. Tenant hereby agrees to furnish Bank with such other and further estoppel as Bank may reasonably request.


                                        ________________________



                                        By:_____________________

                                        Name:___________________

                                        Title:__________________

                                       3